Exhibit 10.2
EXECUTION VERSION

AMENDMENT NO. 8 TO
RECEIVABLES LOAN AND SERVICING AGREEMENT

This AMENDMENT NO. 8 TO RECEIVABLES LOAN AND SERVICING
AGREEMENT (this “Amendment”) dated as of June 18, 2026 is among NRG RETAIL LLC, as Servicer (the “Servicer”), NRG RECEIVABLES LLC, as Borrower (the “Borrower”), NRG Energy, Inc., as Performance Guarantor (the “Performance Guarantor”), the Conduit Lenders, Committed Lenders, Facility Agents and LC Issuers party hereto (being all of the Lenders, Facility Agents and LC Issuers party to the Loan Agreement (as defined below)), and ROYAL BANK OF CANADA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Loan Agreement.

PRELIMINARY STATEMENTS:
(1)The parties hereto (other than the Performance Guarantor) are parties to that certain Receivables Loan and Servicing Agreement dated as of September 22, 2020 (as amended prior to the date hereof, the “Loan Agreement”).

(2)The parties hereto wish to amend the Loan Agreement, in accordance with Section 10.01(b) thereof, upon the terms and subject to the conditions set forth herein, and the Lenders have requested that the Performance Guarantor reaffirm its obligations under the Performance Guaranty in connection with such amendments.

NOW, THEREFORE, the parties hereto agree as follows: SECTION 1. Amendments to the Loan Agreement.
(a)Section 1.01 of the Loan Agreement is hereby amended by:

(i)adding the definition of “Amendment No. 8 Effective Date” in the proper alphabetical sequence:

“Amendment No. 8 Effective Date” means June 18, 2026.

(ii)amending and restating the definition of “Liquidity Agreement” in its entirety as follows:

““Liquidity Agreement” means any agreement entered into, directly or indirectly, in connection with or related to, this Agreement pursuant to which a Liquidity Provider agrees to make loans or advances to, or purchase assets from, a Conduit Lender (directly or indirectly) in order to provide liquidity or other enhancement for such Conduit Lender’s Commercial Paper Notes or other senior indebtedness, as such agreement may be amended, restated supplemented or otherwise modified from time to time.”

(iii)amending and restating the definition of “Period 1” in its entirety as follows:

““Period 1” means, (i) initially, the period beginning on and including the Amendment No. 8 Effective Date and ending on but not including, the Settlement Date occurring in July 2026 and (ii) for each calendar year thereafter, the period beginning on and including the Settlement Date occurring in June of each calendar year and ending on but not including, the Settlement Date occurring in July of the same calendar year.”; and
(iv)amending and restating the definition of “Scheduled Termination Date” in its entirety as follows:
““Scheduled Termination Date” means June 17, 2027, unless such date is extended with the consent of the parties hereto; provided, that if any Lender Group has agreed to an extension of the Scheduled Termination Date, then the Scheduled Termination Date shall be the date agreed to by the Borrower and such Lender(s) or LC Issuer(s) as the termination date for such extension; provided, further, that, for purposes of commitment to make Credit Extensions or to fund Reimbursement Borrowings hereunder, the “Scheduled Termination Date” for any Early Terminating Lender Group, shall be the applicable Early Termination Date.”
(b)amending and restating Section 10.09(b) in its entirety as follows: “Notwithstanding anything to the contrary contained herein, the obligations of the
Conduit Lenders under this Agreement are solely the corporate obligations of each such
Conduit Lender and shall be payable only at such time as funds are actually received by, or are available to, such Conduit Lender in excess of funds necessary to pay in full all outstanding Commercial Paper Notes issued by such Conduit Lender and all other senior indebtedness owed by such Conduit Lender and, to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against such Conduit Lender. Each party hereto agrees that the payment of any claim (as defined in Section 101 of Title 11 of the Bankruptcy Code) of any such party shall be subordinated to the payment in full of all Commercial Paper Notes and all other senior indebtedness of such Conduit Lender.”

(c)amending and restating Section 10.11 in its entirety as follows:

“The Borrower, the Servicer, each Lender, each LC Issuer, each Facility Agent and the Administrative Agent each hereby agrees that it will not institute against any Conduit Lender any proceeding of the type referred to in Section 7.01(e) until one year and one day after both (i) the last outstanding Commercial Paper Note issued by such Conduit Lender has been paid in full and (ii) all other senior indebtedness owed by such Conduit Lender has been paid in full.”

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(d)Schedule I to the Loan Agreement is amended and restated in its entirety in the form attached hereto as of the Effective Date.

(e)Schedule II to the Loan Agreement is amended and restated in its entirety in the form attached hereto as of the Effective Date.

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon:
(a)the receipt by the Administrative Agent of this Amendment, duly executed by all of the parties hereto;

(b)the receipt by the Administrative Agent of the Renewal Fee Letter dated as of the date hereof (the “Renewal Fee Letter”), duly executed by all of the parties thereto;

(c)the receipt by the Administrative Agent of a secretary certificate for each of the Borrower, the Servicer and the Performance Guarantor in form and substance reasonably acceptable to the Administrative Agent; and

(d)the receipt by each Facility Agent of the fees required to be paid pursuant to the Renewal Fee Letter in immediately available funds.

SECTION 3. Representations and Warranties.
A.Upon the effectiveness of this Amendment, each of the Borrower and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment, unless such representations and warranties by their terms refer to an earlier date than the Effective Date, in which case they shall be correct on and as of such earlier date.
B.Each of the Borrower and the Servicer hereby represents and warrants as to itself (i) that this Amendment and the Loan Agreement, as amended by this Amendment, constitute the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, that no event shall have occurred and be continuing which constitutes an Event of Termination or an Potential Event of Termination.
SECTION 4. Reference to and Effect on the Loan Agreement.

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On and after the effective date of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement and each reference to the Loan Agreement in any other Facility

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Document and any other document or certificate delivered in connection therewith, shall mean and be a reference to the Loan Agreement as amended hereby.
A.Each of the parties hereto hereby agrees that, except as specifically amended above, the Loan Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and general equitable principles.
B.The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, LC Issuer, any Facility Agent or the Administrative Agent under the Loan Agreement or any of the other Facility Documents, nor constitute a waiver of any provision contained therein.
SECTION 5. Reaffirmation.
(a)After giving effect to this Amendment and each of the other transactions contemplated hereby and thereby, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms. The Performance Guarantor acknowledges and agrees that the Performance Guaranty is granted on behalf of the Originators (including all Originators that have joined the Receivables Sale Agreement on or prior to the Effective Date) and the Servicer, in favor of the Administrative Agent, on behalf of the Lender Groups and the Borrower.
(b)The Performance Guarantor hereby represents and warrants that the Performance Guaranty constitutes the legal, valid and binding obligation of Performance Guarantor enforceable against Performance Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission (including electronic PDF, Docusign, Adobe “fill and sign” or such other provider as specified in writing by the applicable party) shall be effective as delivery of a manually executed counterpart hereof and shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Electronic Signatures in Global and National Commerce

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Act of 2000, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding the foregoing, if any party shall request manually signed counterpart signatures to this Amendment, each of the other parties hereby agrees to provide such manually signed signature pages as soon as commercially reasonable.
SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN §5-1401 AND §5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO).
SECTION 8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Loan Agreement or any provision hereof or thereof.
SECTION 9. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 10. Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Loan Agreement.
SECTION 11. Reallocation of Commitments, LC Commitments and Lender Group Limits. As of the Effective Date there are no Loans outstanding and $1,014,316,660 in LC Credit Extensions. On the Effective Date the parties hereto acknowledge and agree that (i) each of the Lender Groups, Commitments, LC Commitments and Lender Group Limits shall be as set forth on Schedule I as amended by this Amendment and (ii) the participations of the LC Credit Extensions as of the Effective Date shall be allocated among the Committed Lenders in an amount equal to their respective Lender Group Percentage of the aggregate Stated Amount of all such LC Credit Extensions as of the Effective Date.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

NRG RECEIVABLES LLC,
as Borrower

By: /s/ Jean-Pierre Breaux     Name: Jean-Pierre Breaux
Title: Vice President and Treasurer

NRG RETAIL LLC,
as Servicer

By: /s/ Jean-Pierre Breaux     Name: Jean-Pierre Breaux
Title: Vice President and Treasurer

NRG ENERGY, INC.,
as Performance Guarantor

By: /s/ Jean-Pierre Breaux     Name: Jean-Pierre Breaux
Title: Vice President and Treasurer

Signature Page to Amendment No. 8 to Receivables Loan and Servicing Agreement

ROYAL BANK OF CANADA
as Administrative Agent, a Facility Agent, a Committed Lender and an LC Issuer

By: /s/ Edward V. Westerman

Signature Page to Amendment No. 8 to Receivables Loan and Servicing Agreement

Name: Title:

Edward V. Westerman Authorized Signatory

Signature Page to Amendment No. 8 to Receivables Loan and Servicing Agreement

By: /s/ Shivani Pandiri     Name: Shivani Pandiri
Title: Authorized Signatory
OLD LINE FUNDING, LLC, as a Conduit Lender

By: /s/ Edward V. Westerman

Signature Page to Amendment No. 8 to Receivables Loan and Servicing Agreement

Name: Title:

Edward V. Westerman Authorized Signatory

Signature Page to Amendment No. 8 to Receivables Loan and Servicing Agreement

CRÉDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as a Facility Agent, a Committed Lender and an LC Issuer

By: /s/ David R. Nunez

Signature Page to Amendment No. 8 to Receivables Loan and Servicing Agreement

Name: Title:

David R. Nunez Managing Director

By: /s/ Michael Regan     Name: Michael Regan
Title:

Managing Director

Signature Page to Amendment No. 8 to Receivables Loan and Servicing Agreement

ATLANTIC ASSET SECURITIZATION LLC, as a
Conduit Lender

By: Crédit Agricole Corporate and Investment Bank, as attorney-in-fact

By: /s/ David R. Nunez

Signature Page to Amendment No. 8 to Receivables Loan and Servicing Agreement

Name: Title:

David R. Nunez Managing Director

By: /s/ Michael Regan     Name: Michael Regan
Title:

Managing Director

Signature Page to Amendment No. 8 to Receivables Loan and Servicing Agreement

LA FAYETTE ASSET SECURITIZATION LLC,
as a Conduit Lender
By: Crédit Agricole Corporate and Investment Bank, as attorney-in-fact

By: /s/ David R. Nunez

Signature Page to Amendment No. 8 to Receivables Loan and Servicing Agreement

Name: Title:

David R. Nunez Managing Director

By: /s/ Michael Regan     Name: Michael Regan
Title:

Managing Director

Signature Page to Amendment No. 8 to Receivables Loan and Servicing Agreement

MUFG BANK, LTD., as a Facility Agent and a Committed Lender

By: /s/ Eric Williams

Signature Page to Amendment No. 8 to Receivables Loan and Servicing Agreement

Name: Title:

Eric Williams Managing Director

GOTHAM FUNDING CORPORATION, as a
Conduit Lender

By: /s/ Kevin J. Corrigan     Name: Kevin J. Corrigan
Title: Vice President

Signature Page to Amendment No. 8 to Receivables Loan and Servicing Agreement

MIZUHO BANK, LTD., as a Facility Agent, a Committed Lender and an LC Issuer

By: /s/ Jeremy Ebrahim     Name: Jeremy Ebrahim
Title: Managing Director

Signature Page to Amendment No. 8 to Receivables Loan and Servicing Agreement

Docusign Envelope ID: 45B88552-690D-86B5-814C-267D52CF5256

BANCO SANTANDER, S.A., New York Branch,
as a Facility Agent, a Committed Lender and an LC Issuer

By: /s/ Luis Moreno Fernandez     Name: Luis Moreno Fernandez
Title: MD

By: /s/ Cherine Kenawy     Name: Cherine Kenawy

Receivables Loan and Servicing Agreement

Title:

Executive Director

Signature Page to Amendment No. 8 to

Receivables Loan and Servicing Agreement

TRUIST BANK, as a Facility Agent, a Committed Lender and an LC Issuer

By: /s/ Paul Cornely
Name:    Paul Cornely
Title:    Director

Signature Page to Amendment No. 8 to Receivables Loan and Servicing Agreement

Schedule I to the Loan Agreement [Attached]

SCHEDULE I LENDER GROUPS

Facility Agent	Conduit Lender(s)	Committed Lender	LC Issuer	Period	Commitment of Committed Lender, Lender Group Limit	LC Commitment
Royal Bank of Canada	Old Line Funding, LLC	Royal Bank of Canada	Royal Bank of Canada	1	$749,800,000	$949,900,000
				2	$749,800,000	$949,900,000
				3	$749,800,000	$949,900,000
				4	$749,800,000	$949,900,000
				5	$619,400,000	$784,700,000
				6	$619,400,000	$784,700,000
				7	$619,400,000	$784,700,000
				8	$749,800,000	$949,900,000
				9	$749,800,000	$949,900,000
				10	$684,600,000	$867,300,000
				11	$619,400,000	$784,700,000
				12	$619,400,000	$784,700,000
Credit Agricole	Atlantic Asset	Credit Agricole	Credit Agricole	1	$450,800,000	$450,800,000
Corporate and Investment Bank	Securitization LLC and La Fayette Asset	Corporate and Investment Bank	Corporate and Investment Bank	2	$450,800,000	$450,800,000
	Securitization LLC			3	$450,800,000	$450,800,000
				4	$450,800,000	$450,800,000

			5	$372,400,000	$372,400,000
			6	$372,400,000	$372,400,000
			7	$372,400,000	$372,400,000
			8	$450,800,000	$450,800,000
			9	$450,800,000	$450,800,000
			10	$411,600,000	$411,600,000
			11	$372,400,000	$372,400,000
			12	$372,400,000	$372,400,000
MUFG Bank, Ltd.	Gotham Funding	MUFG Bank, Ltd.	1	$200,100,000
	Corporation		2	$200,100,000
			3	$200,100,000
			4	$200,100,000
			5	$165,300,000
			6	$165,300,000
			7	$165,300,000
			8	$200,100,000
			9	$200,100,000
			10	$182,700,000
			11	$165,300,000
			12	$165,300,000

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Mizuho Bank, Ltd.	Mizuho Bank, Ltd.	Mizuho Bank, Ltd.	1	$425,500,000	$425,500,000
			2	$425,500,000	$425,500,000
			3	$425,500,000	$425,500,000
			4	$425,500,000	$425,500,000
			5	$351,500,000	$351,500,000
			6	$351,500,000	$351,500,000
			7	$351,500,000	$351,500,000
			8	$425,500,000	$425,500,000
			9	$425,500,000	$425,500,000
			10	$388,500,000	$388,500,000
			11	$351,500,000	$351,500,000
			12	$351,500,000	$351,500,000

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Truist Bank	Truist Bank	Truist Bank	1	$174,800,000	$174,800,000
			2	$174,800,000	$174,800,000
			3	$174,800,000	$174,800,000
			4	$174,800,000	$174,800,000
			5	$144,400,000	$144,400,000
			6	$144,400,000	$144,400,000
			7	$144,400,000	$144,400,000
			8	$174,800,000	$174,800,000
			9	$174,800,000	$174,800,000
			10	$159,600,000	$159,600,000
			11	$144,400,000	$144,400,000
			12	$144,400,000	$144,400,000
Banco Santander, S.A., New York Branch	Banco Santander, S.A., New York Branch	Banco Santander, S.A., New York Branch	1	$299,000,000	$299,000,000
			2	$299,000,000	$299,000,000
			3	$299,000,000	$299,000,000
			4	$299,000,000	$299,000,000

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5	$247,000,000	$247,000,000
6	$247,000,000	$247,000,000

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7	$247,000,000	$247,000,000
8	$299,000,000	$299,000,000
9	$299,000,000	$299,000,000
10	$273,000,000	$273,000,000
11	$247,000,000	$247,000,000
12	$247,000,000	$247,000,000

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Schedule II to the Loan Agreement [Attached]

SCHEDULE II
NOTICE ADDRESSES

CONFORMED COPY
INCORPORATING AMENDMENT NO. 1, DATED AS OF JULY 26, 2021
INCORPORATING AMENDMENT NO. 2, DATED AS OF JULY 26, 2022
INCORPORATING AMENDMENT NO. 3, DATED AS OF JUNE 22, 2023
INCORPORATING AMENDMENT NO. 4, DATED AS OF JUNE 21, 2024
INCORPORATING AMENDMENT NO. 5, DATED AS OF JUNE 20, 2025
INCORPORATING AMENDMENT NO. 6, DATED AS OF FEBRUARY 13, 2026
INCORPORATING AMENDMENT NO. 7, DATED AS OF MARCH 18, 2026
INCORPORATING AMENDMENT NO. 8, DATED AS OF JUNE 18, 2026

______________________________________________________________________________

RECEIVABLES LOAN AND SERVICING AGREEMENT
dated as of September 22, 2020
among
NRG RECEIVABLES LLC,
as Borrower

NRG RETAIL LLC,
as Servicer

THE PERSONS FROM TIME TO TIME
PARTY HERETO AS CONDUIT LENDERS,

THE PERSONS FROM TIME TO TIME
PARTY HERETO AS COMMITTED LENDERS,

THE PERSONS FROM TIME TO TIME
PARTY HERETO AS FACILITY AGENTS,

THE FINANCIAL INSTITUTIONS FROM TIME TO TIME
PARTY HERETO AS LC ISSUERS,

and

ROYAL BANK OF CANADA
as Administrative Agent

133814319
133814319

______________________________________________________________________________
133814319
133814319

TABLE OF CONTENTS
Page

SECTION 1.01. Certain Defined Terms.    1
SECTION 1.02. Other Terms and Constructions.    37
SECTION 1.03. Computation of Time Periods.    37
ARTICLE II
THE COMMITMENTS AND CREDIT EXTENSIONS    38
SECTION 2.01. The Loan Facility.    38
SECTION 2.02. Borrowing Procedures.    39
SECTION 2.03. Borrowing Base Computation; Selection and Allocation of Interest Rates.    40
SECTION 2.04. Letter of Credit Subfacility.    41
SECTION 2.05. Interest and Fees.    50
SECTION 2.06. Repayment.    50
SECTION 2.07. Application of Collections Prior to Termination Date.    51
SECTION 2.08. Application of Collections After Termination Date.    53
SECTION 2.09. Deemed Collections.    54
SECTION 2.10. Payments and Computations, Etc.    54
SECTION 2.11. SOFR Rate Unascertainable; Increased Costs; Illegality; Benchmark Replacement Setting.    55
SECTION 2.12. Increased Costs.    63
SECTION 2.13. Indemnity for Taxes.    64
SECTION 2.14. Taxes; FATCA.    66
SECTION 2.15. Security Interest.    69
SECTION 2.16. Release of Security Interest.    69
SECTION 2.17. Evidence of Debt.    70
SECTION 2.18. Conforming Changes Relating to Term SOFR Rate.    70
ARTICLE III
CONDITIONS OF EFFECTIVENESS AND LOANS    70
SECTION 3.01. Conditions Precedent to Effectiveness and Initial Credit Extension.    70
SECTION 3.02. Conditions Precedent to All Credit Extensions and Releases.    70
ARTICLE IV
REPRESENTATIONS AND WARRANTIES    72
SECTION 4.01. Representations and Warranties of the Borrower.    72
SECTION 4.02. Representations and Warranties of the Servicer.    76
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ARTICLE V
GENERAL COVENANTS    79
SECTION 5.01. Affirmative Covenants of the Borrower.    79
SECTION 5.02. Reporting Requirements of the Borrower.    85
SECTION 5.03. Negative Covenants of the Borrower.    89
SECTION 5.04. Affirmative Covenants of the Servicer.    92
SECTION 5.05. Reporting Requirements of the Servicer.    94
SECTION 5.06. Negative Covenants of the Servicer.    95
ARTICLE VI
ADMINISTRATION OF RECEIVABLES    96
SECTION 6.01. Designation of Servicer.    96
SECTION 6.02. Duties of the Servicer.    98
SECTION 6.03. Deposit Account and Lock-Box Arrangements.    99
SECTION 6.04. Rights of the Administrative Agent.    99
SECTION 6.05. Responsibilities of the Borrower.    100
SECTION 6.06. Further Action Evidencing Administrative Agent’s Interest.    100
ARTICLE VII
EVENTS OF TERMINATION    101
SECTION 7.01. Events of Termination.    101
ARTICLE VIII
INDEMNIFICATION    104
SECTION 8.01. Indemnities by the Borrower.    104
SECTION 8.02. Indemnities by the Servicer.    106
SECTION 8.03. Limited Liability of Indemnified Parties    108
ARTICLE IX
THE AGENTS    108
SECTION 9.01. Authorization and Action.    108
SECTION 9.02. Agents’ Reliance, Etc.    109
SECTION 9.03. Agents and Affiliates.    111
SECTION 9.04. Decision to Extend Credit.    111
SECTION 9.05. Delegation of Duties.    112
SECTION 9.06. Indemnification.    112
SECTION 9.07. Successor Agents.    112
SECTION 9.08. Erroneous Payments.    1122
ARTICLE X
MISCELLANEOUS    115

SECTION 10.01. Amendments, Etc.    115
SECTION 10.02. Notices, Etc.    116
SECTION 10.03. Assignments; Participations.    116
SECTION 10.04. Additional Lender Groups.    119
SECTION 10.05. Consent to Jurisdiction.    120
SECTION 10.06. WAIVER OF JURY TRIAL.    120
SECTION 10.07. Right of Setoff.    120
SECTION 10.08. Ratable Payments.    120
SECTION 10.09. Limitation of Liability.    121
SECTION 10.10. Costs, Expenses and Taxes.    122
SECTION 10.11. No Proceedings.    122
SECTION 10.12. Confidentiality.    122
SECTION 10.13. No Waiver; Remedies.    123
SECTION 10.14. GOVERNING LAW.    123
SECTION 10.15. Execution in Counterparts.    123
SECTION 10.16. Integration; Binding Effect; Survival of Termination.    124
SECTION 10.17. Patriot Act.    124
SECTION 10.18. Acknowledgment and Consent to Bail-In of EEA Financial Institutions.    124
SECTION 10.19. Acknowledgement Regarding Any Supported QFCs.    125

EXHIBITS AND SCHEDULES

EXHIBIT A        Form of Borrowing Request
EXHIBIT B        Form of Letter of Credit Request
EXHIBIT C        Form of Monthly Report
EXHIBIT D        Form of Borrowing Base Certificate
EXHIBIT E        List of Offices of Borrower where Records Are Kept
EXHIBIT F    List of Payment Processors, Deposit Account Banks, Deposit Accounts and Lock-Boxes
EXHIBIT G        List of Closing Documents
EXHIBIT H        Form of Assignment and Acceptance
EXHIBIT I        Form of Joinder Agreement
EXHIBIT J        Form of Prepayment Notice
EXHIBIT K        Reserved
EXHIBIT L        Form of U.S. Tax Compliance Certificate

SCHEDULE I        Lender Groups; Commitments; LC Commitments; Lender Group Limits
SCHEDULE II        Notice Addresses

RECEIVABLES LOAN AND SERVICING AGREEMENT
This RECEIVABLES LOAN AND SERVICING AGREEMENT dated as of September 22, 2020 is among NRG RECEIVABLES LLC, a Delaware limited liability company, as Borrower, NRG RETAIL LLC, a Delaware limited liability company, as Servicer, OLD LINE FUNDING, LLC, ATLANTIC ASSET SECURITIZATION LLC, LA FAYETTE ASSET SECURITIZATION LLC and GOTHAM FUNDING CORPORATION, as Conduit Lenders, THE PERSONS FROM TIME TO TIME PARTY HERETO, as Committed Lenders, THE PERSONS FROM TIME TO TIME PARTY HERETO, as Facility Agents, THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO, as LC Issuers, and ROYAL BANK OF CANADA, as Administrative Agent for the Conduit Lenders, the Committed Lenders, the LC Issuers and the Facility Agents. Capitalized terms used herein shall have the meanings specified in Section 1.01.
PRELIMINARY STATEMENTS
WHEREAS, the Borrower has purchased and may from time to time purchase Receivables from the Originators pursuant to the Receivables Sale Agreement;
WHEREAS, to fund its purchases under the Receivables Sale Agreement, the Borrower may from time to time request Loans from the Lenders and the issuance of Letters of Credit from the LC Issuers on the terms and conditions of this Agreement;
WHEREAS, the Conduit Lenders may, in their sole discretion, make Loans so requested from time to time, and if a Conduit Lender in any Lender Group elects not to make any such Loan, the Committed Lenders in such Lender Group have agreed that they shall make such Loan, in each case subject to the terms and conditions of this Agreement;
NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party agrees as follows:
ARTICLE I
DEFINITIONS
SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:
“Administrative Agent” means RBC, in its capacity as agent for the Lenders, the LC Issuers and the Facility Agents, together with its successors and permitted assigns.
“Administrative Agent Fee Letter” means that certain Amended and Restated Administrative Agent Fee Letter, dated as of the Amendment No. 4 Effective Date, between the Borrower and the Administrative Agent.
“Advance Suspension Event” means, the occurrence of any of the following:

(a)any Transaction Party shall fail to make any payment or deposit required to be made by it hereunder or under any other Facility Document to the Borrower, the Administrative Agent or any Secured Party when due, without giving effect to the proviso at the end of Section 5.01, 5.02, 5.04 or 5.05;
(b)the Servicer shall fail to deliver a Borrowing Base Certificate on the Monthly Reporting Date;
(c)any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Agreement or any other Facility Document (unless otherwise provided in this definition of Advance Suspension Event) where such failure is continuing and such Loan Party is relying on the proviso in Section 5.01, 5.02, 5.04 or 5.05 for such failure not to constitute a breach; provided, that there shall be no Advance Suspension Event if such breach is specific to a Pool Receivable that (x) would not cause any material liability or potential material liability for the Borrower, the Administrative Agent or any other Secured Party and (y) with the removal of such Pool Receivable from the calculation of Net Receivables Balance, does not cause a Borrowing Base Default;
(d)any representation or warranty made or deemed to be made by any Loan Party under or in connection with this Agreement or any other Facility Document (including any Monthly Report, any Borrowing Request, any Borrowing Base Certificate, any Letter of Credit Request or other information or report delivered pursuant hereto) shall prove to have been materially false or incorrect (except that the materiality standard in this clause (d) shall not apply to any such representation or warranty that is qualified by a materiality standard by its terms) when made or deemed made or delivered, and in each case, is not cured; provided, that there shall be no Advance Suspension Event if any such representation or warranty is specific to a Pool Receivable that (x) would not cause any material liability or potential material liability for the Borrower, the Administrative Agent or any other Secured Party and (y) with the removal of such Pool Receivable from the calculation of Net Receivables Balance, does not cause a Borrowing Base Default; or
(e)as of the close of business on any date, any Borrowing Base Deficiency shall exist.
“Adverse Claim” means a Lien other than any Permitted Lien.
“Affected Person” means any Lender, any LC Issuer, the Administrative Agent, any Facility Agent, any Liquidity Provider, any other Program Support Provider, any Program Administrator and, with respect to each of the foregoing, any of their respective Affiliates.
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or is under common control with such specified Person.
“Aggregate Commitment” means, at any time, the sum of the Commitments then in effect (giving effect to the adjustments to the Commitments for each Period). The initial Aggregate Commitment as of the Effective Date is $750,000,000, the Aggregate Commitment as of the Amendment No. 1 Effective Date is $800,000,000, the Aggregate Commitment as of the Amendment No. 2 Effective Date is

$1,000,000,000, the Aggregate Commitment as of the Amendment No. 3 Effective Date is $1,400,000,000 and the Aggregate Commitment as of the Amendment No. 4 Effective Date is $2,300,000,000.
“Aggregate Exposure Amount” means, at any time, without duplication, the aggregate of all Exposure Amounts of all Lenders and LC Issuers hereunder.
“Aggregate Principal Balance” means, at any time, the aggregate outstanding Principal Balance of the Loans hereunder at such time.
“Agreement” means this Receivables Loan and Servicing Agreement, as amended, restated, supplemented or otherwise modified from time to time.
“Amendment No. 1 Effective Date” means July 26, 2021.
“Amendment No. 2 Effective Date” means July 26, 2022.
“Amendment No. 3 Effective Date” means June 22, 2023.
“Amendment No. 4 Effective Date” means June 21, 2024.
“Amendment No. 5 Effective Date” means June 20, 2025.
“Amendment No. 6 Effective Date” means February 13, 2026.
“Amendment No. 7 Effective Date” means March 18, 2026.
“Amendment No. 8 Effective Date” means June 18, 2026.
“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010 and, to the extent applicable, other similar legislation in any other jurisdictions.
“Anti-Terrorism Laws” means (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto and (ii) the PATRIOT Act.
“Apollo Billing Platform” means the billing platform used by NRGBM to generate invoices to Obligors, which maintains a subledger showing the receivables created and the cash received and applied to such receivables.
“Assignment and Acceptance” means an agreement substantially in the form set forth as Exhibit H hereto pursuant to which a new Conduit Lender or Committed Lender becomes party to this Agreement.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Bankruptcy Code” means Title 11 of the United States Code, 11 U.S.C. Section 101 et seq., as amended from time to time, or any successor thereto.
“Basel III” means the third Basel Accord issued by the Basel Committee on Banking Supervision.
“Base Rate” means a fluctuating interest rate per annum as shall be in effect from time to time, which rate shall at all times be equal to the highest of: (A) the Prime Rate, (B) the Federal Funds Rate plus 0.50% and (C) the Term SOFR Rate (to the extent available) plus 1.00%.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation in a form provided to the Servicer, on behalf of the Borrower, by the Administrative Agent or such other form as is reasonably acceptable to the Administrative Agent.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Billed Receivable” means any Receivable which is not an Unbilled Receivable.
“Board of Directors” means (a) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board; (b) with respect to a partnership, the board of directors of the general partner of the partnership; (c) with respect to a limited liability company, any managing member or members, any controlling committee of managing members, any board of directors or any board of managers thereof, as applicable, that has the power to direct the management of such limited liability company; and (d) with respect to any other Person, the board or committee of such Person serving a similar function.
“Borrower” means NRG Receivables LLC, a Delaware limited liability company, in its capacity as Borrower hereunder, together with its successors and permitted assigns.
“Borrower Obligations” means all present and future indebtedness and other liabilities and obligations (howsoever created or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Borrower to the Secured Parties arising under this Agreement or any other Facility Document or the transactions contemplated hereby or thereby, and shall include, without limitation, the repayment of the Aggregate Principal Balance and the payment of Interest, Fees, Fronting Fees, Other LC Fees, Reimbursement Obligations, and all other amounts due or to become due from the Borrower under the Facility Documents (whether in respect of fees, expenses, indemnifications, breakage costs, increased costs or otherwise), including, without limitation, interest, fees and other obligations that accrue after the commencement of any bankruptcy, insolvency or similar proceeding with respect to any Transaction Party (in each case whether or not allowed as a claim in such proceeding).
“Borrowing” means a borrowing of Loans under this Agreement.
“Borrowing Base” means, at any time, an amount equal to (a) the sum of (i) the Net Receivables Balance at such time plus (ii) an amount equal to cash held at such time in the Collection Account, the Designated Deposit Account or any other account designated by the Administrative Agent pursuant to Section 2.07(a)(viii) minus (b) the Total Reserve Amount at such time.
“Borrowing Base Certificate” has the meaning specified in Section 2.03(a).
“Borrowing Base Default” means the occurrence of any of the following events:
(a)a Borrowing Base Deficiency exists and continues to exist (i) at 5 p.m. (New York city time) on the second Business Day after the Borrower or the Servicer has knowledge thereof or (ii) past 11:00 a.m. (New York city time) on the third Business Day after the Borrower or the Servicer has knowledge thereof if (x) the Servicer has notified the Administrative Agent no later than the end of such second Business Day that the Borrower will have sufficient cash to eliminate such Borrowing Base Deficiency and (y) such Borrowing Base Deficiency does not exceed five percent (5%) of the Aggregate Exposure Amount at such time; or
(b)on the first day of any Period, the LC Obligations exceed the LC Sublimit, or the portion of the LC Obligations attributable to Letters of Credit issued by any LC Issuer exceed its LC Commitment, and any such excess continues for two (2) Business Days.
For purposes of this definition, the Borrower and the Servicer shall be deemed to have “knowledge” of a Borrowing Base Deficiency if either (i) the President or the Treasurer of the Servicer, or any of their successors or any officers with similar roles or responsibilities has knowledge of such Borrowing Base Deficiency or (ii) a Borrowing Base Certificate evidencing a Borrowing Base Deficiency is delivered hereunder. For the avoidance of doubt, the LC Obligations shall be calculated without giving effect to any Cash Collateral as a reduction of the LC Obligation.
“Borrowing Base Deficiency” means, at any time, the excess, if any, of (i) the Aggregate Exposure Amount over (ii) the lesser of (A) the Borrowing Base and (B) the Facility Limit.
“Borrowing Date” has the meaning specified in Section 2.02(a).
“Borrowing Request” has the meaning specified in Section 2.02(a).
“Business Day” means any day other than a Saturday, Sunday or public holiday or the equivalent for banks in New York City, New York; provided that for purposes of any direct or indirect calculation or determination of, or when used in connection with any interest rate settings, fundings, disbursements, settlements, payments, or other dealings with respect to any Loan that bears interest at a rate based on SOFR, the term “Business Day” means any such day that is also a day on which SOFR is published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, or any successor website thereto.
“CACIB Lender Group” means the Crédit Agricole Corporate and Investment Bank Lender Group as defined on Schedule I.
“Calculation Period” means each calendar month.
“Carrying Cost Reserve Amount” means, at any time, an amount equal to the product of (i) the Carrying Cost Reserve Percentage at such time and (ii) the Net Receivables Balance at such time.
“Carrying Cost Reserve Percentage” means, at any time, the product of (i) 1.5, (ii) the Default Rate and (iii) a fraction, the numerator of which is the highest Days’ Sales Outstanding for the prior twelve (12) Calculation Periods, and the denominator of which is 360.
“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the LC Issuers or the Lenders, as collateral for LC Obligations or, to the extent that Cash Collateralize relates to any Lender obligations, obligations of the Lenders to fund Reimbursement Borrowings in respect of LC Obligations, cash or deposit account balances or, if the Administrative Agent and the LC Issuer shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and the LC Issuer. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.
“CCS Billing Platform” means the billing platform used by the Originators to generate invoices to Obligors, which maintains a subledger showing the receivables created and the cash received and applied to such receivables.
“Change in Control” means (i) with respect to the Borrower, NRG Retail LLC shall cease to directly own 100% of the issued and outstanding ownership interests of the Borrower, free of any Adverse Claims, (ii) with respect to an Originator, the Performance Guarantor ceases to own, directly or indirectly, 100% of the ownership interests having ordinary voting power to elect a majority of the Board of Directors or other Persons performing similar functions of such Originator free of all Adverse Claims, (iii) with respect to the Servicer, the Performance Guarantor ceases to own, directly or indirectly, 100% of the ownership interests having ordinary voting power to elect a majority of the Board of Directors or other Persons performing similar functions of the Servicer free of all Adverse Claims, or (iv) with respect to the Performance Guarantor, a “Change in Control” (as defined in the Parent Credit Agreement) occurs. Notwithstanding the foregoing, any Person may pledge, grant a security interest in, or create a charge over, the shares or other forms of ownership interest it owns in any Originator, the Servicer or the Performance Guarantor as long as such pledge, security interest or charge does not result in the Performance Guarantor, or the applicable Originator or the Servicer, as the case may be, ceasing to have the power, directly or indirectly, to direct the management and policies of the entity the ownership interest in which is pledged.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of the Code also refer to any successor sections.
“Collateral” has the meaning set forth in Section 2.15.
“Collection Account” means the account which may be established and maintained pursuant to Section 6.04(c) by and in the name of the Administrative Agent on behalf of the Lender Groups, for the purpose of receiving Collections, or any other account which may be designated by the Administrative Agent from time to time upon written notice to the Servicer and the Borrower.
“Collections” means, with respect to any Receivable: (a) any and all funds that are received (whether in the form of cash, wire transfer, check or otherwise) by the Borrower (including from the Servicer or any Originator pursuant to the Receivables Sale Agreement or this Agreement) in payment of any amounts owed in respect of such Receivable (including purchase price, finance charges, interest, Taxes, transmission charges (if any) and all other charges) or applied to amounts owed in respect of such Receivable (including insurance payments and net proceeds of the sale or disposition of repossessed goods or other collateral or property of the related Obligor or any other Person directly or indirectly liable for the payment of such Receivable and available to be applied thereon), and (b) any amounts deemed to have been received with respect to such Receivable pursuant to Section 2.09 hereof.
“Commercial Paper Notes” means short-term promissory notes issued or to be issued by any Conduit Lender to fund its investments in accounts receivable or other financial assets.
“Commitment” means, for each Committed Lender at any time, the commitment of such Committed Lender to fund Loans and purchase participation interests in respect of LC Credit Extensions under Section 2.04(f), in each case in the event that each Conduit Lender (if any) in its Lender Group declines to fund a Loan or a Reimbursement Borrowing under Section 2.04, in an amount not to exceed, in the aggregate, the Dollar amount set forth opposite such Committed Lender’s name on Schedule I hereto for the applicable Period or, in the case of a Committed Lender that becomes a party to this Agreement pursuant to a Joinder Agreement or an Assignment and Acceptance, the amount set forth therein as such Committed Lender’s “Commitment”, in each case, as such amount may be modified in accordance with the terms hereof.
“Committed Lender” means, as to any Lender Group, each of the financial institutions listed on Schedule I as a “Committed Lender” for such Lender Group, together with its respective successors and permitted assigns.
“Concentration Limit” means, for any Obligor at any time, an amount equal to the product of (a) the applicable percentage set forth in the chart below for such Obligor and (b) the Outstanding Balance of all Eligible Receivables at such time:

Rating of Obligor(1)	Concentration Limit
A-1 by S&P / P-1 by Moody’s (A+ by S&P / A1 by Moody’s) or above	10.0%
Below A-1 by S&P / P-1 by Moody’s (A+ by S&P / A1 by Moody’s) but at least A-2 by S&P / P-2 by Moody’s (BBB+ by S&P / Baa1 by Moody’s)	5.0%
Below A-2 by S&P / P-2 by Moody’s (BBB+ by S&P / Baa1 by Moody’s) but at least A-3 by S&P / P-3 by Moody’s (BBB- by S&P / Baa3 by Moody’s)	3.33%
Below A-3 by S&P / P-3 by Moody’s (BBB- by S&P / Baa3 by Moody’s) or unrated	2.00%
(1) If an Obligor’s short-term rating is split, the lower of the available ratings shall be used to determine the applicable Concentration Limit. If no short-term rating is available, the long-term equivalent (specified in the parentheticals above) shall be used, and if such long-term rating is split, the higher long-term ratings shall be used to determine the applicable Concentration Limit. If only one rating is available, such rating category will apply to determine the applicable Concentration Limit. If an Obligor’s payment obligation under a Contract is guaranteed by such Obligor’s parent, such parent’s rating shall be used, subject to the same rules of construction set forth in the three preceding sentences.
“Conduit Lender” means, collectively, the Persons identified as “Conduit Lenders” on Schedule I and their respective successors and permitted assigns.
“Consolidated Total Net Leverage Ratio” shall have the meaning assigned to such term in the Parent Credit Agreement.
“Contract” means, with respect to any Pool Receivable, any and all contracts, instruments, agreements, leases, invoices, notes or other writings pursuant to which such Pool Receivable arises or that evidence such Pool Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Pool Receivable.

“CP Rate” means, for any Conduit Lender, for any period and with respect to any portion of any Credit Extension funded by Commercial Paper Notes, any rate designated as the “CP Rate” for such Conduit Lender in the Fee Letter, an Assignment and Acceptance or a Joinder Agreement pursuant to which such Person becomes a party as a Conduit Lender to this Agreement, or any other writing or agreement provided by such Conduit Lender to the Borrower, the Servicer and the applicable Facility Agent from time to time.
“Credit and Collection Policy” means the credit and collection policies and practices relating to the Receivables and the related Obligors that have been delivered to the Administrative Agent, as modified from time to time in accordance with the terms of Section 5.03(c) and delivered to the Administrative Agent thereafter.
“Credit Extension” means a Loan or an LC Credit Extension.
“Customer Deposit Amount” means (a) at any time that the Performance Guarantor has a long-term credit rating of at least BB- by S&P and Ba3 by Moody’s, $0 and (b) at any other time, the aggregate Customer Deposits at such time.
“Customer Deposits” means any cash or credits held by an Originator for the account of an Obligor as security for, or for application to, the payment of the Receivables of such Obligor.
“Days’ Sales Outstanding” means, at any time, an amount equal to the product of (i) a fraction, the numerator of which is the Outstanding Balance of all Receivables on the first day of the immediately preceding Calculation Period, and the denominator of which is the aggregate Outstanding Balance (in each case, at the time of billing) of all Billed Receivables generated by the Originators during such Calculation Period, multiplied by (ii) 30. Notwithstanding the foregoing, Receivables for which the Obligor is not an Eligible Obligor will not be included for purposes of this calculation.
“DE LLC Act” means the Delaware Limited Liability Company Act, 6 Del. C. § 18-101, et seq., as it may be amended from time to time, and any successor thereto.
“Debtor Relief Laws” means (i) the United States Bankruptcy Code and (ii) all other applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization, suspension of payments, adjustment of debt, marshalling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect affecting the rights of creditors generally.
“Debt Rating” means, with respect to any Person at any time, the then current rating by S&P or Moody’s of such Person’s long-term public senior unsecured non-credit enhanced debt.
“Default Rate” means an interest rate per annum equal to the Base Rate plus 2.00%.
“Default Ratio” means, as of any time, with respect to the immediately preceding Calculation Period, the fraction (expressed as a percentage), (a) the numerator of which is the aggregate Outstanding Balance of all Billed Receivables that were not Defaulted Receivables at the beginning of such Calculation Period but that became Defaulted Receivables during such Calculation Period and (b) the denominator of which is the aggregate amounts payable in respect of all Billed Receivables (including any Unbilled Receivable that became a Billed Receivable) billed by an Originator in the four (4) consecutive Calculation Periods ending immediately prior to such Calculation Period. Notwithstanding the foregoing, Receivables for which the Obligor is not an Eligible Obligor will not be included for purposes of this calculation.
“Defaulted Receivable” means a Receivable: (i) as to which any payment, or part thereof, remains unpaid for ninety-one (91) or more days from the original due date thereof taking into account any Deferred Payment Plan, (ii) as to which the Obligor thereof is subject to an Event of Bankruptcy, (iii) which has been identified by the Servicer or the applicable Originator as uncollectible or (iv) which, consistent with the Credit and Collection Policy, has been or should be written off as uncollectible.
“Defaulting Committed Lender” means any Committed Lender that (a) has failed to fund all or any portion of its share of a Credit Extension on the date required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Committed Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (b) as determined by the Administrative Agent, has failed to fund any of its Lender Group Percentage of a Reimbursement Borrowing in accordance with Section 2.04(f), (c) has notified the Borrower, the Servicer, the Administrative Agent, any Facility Agent or any other Lender in writing, or has made a public statement to the effect that it does not intend or expect to comply with any of its funding obligations under this Agreement, unless such writing or public statement indicates that such position is based on such Committed Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied or (d) has become the subject of an Event of Bankruptcy; provided that a Committed Lender shall not be a Defaulting Committed Lender pursuant to this clause (d) solely by virtue of the ownership or acquisition of any equity interest in such Committed Lender or its parent company by a Governmental Authority or agency thereof.
“Deferred Payment Plan” means with respect to any Receivable, a payment plan that permits the related Obligor to make a down payment on the Outstanding Balance of such Receivable on the original due date, unless charging a down payment is not permitted by federal, state or local laws, regulations, orders or guidelines, and the balance of which or the remaining balance of which, as the case may be, is to be repaid over the following 5 months.
“Deferred Payment Plan Excess Concentration Amount” means, at any time, the amount by which the aggregate Outstanding Balance of all Eligible Receivables that are subject to a Deferred Payment Plan exceeds the product of (a) 5.0% and (b) the aggregate Outstanding Balance of all Eligible Receivables.
“Delinquency Ratio” means, as of any time, with respect to the immediately preceding Calculation Period, the fraction (expressed as a percentage), (a) the numerator of which is the aggregate Outstanding Balance of all Delinquent Receivables as of the end of such Calculation Period and (b) the denominator of which is the aggregate Outstanding Balance of all Pool Receivables as of the end of such Calculation Period. Notwithstanding the foregoing, Receivables for which the Obligor is not an Eligible Obligor will not be included for purposes of this calculation.
“Delinquent Receivable” means a Receivable which is not a Defaulted Receivable (i) as to which any payment, or part thereof, remains unpaid for sixty-one (61) or more days from the original due date thereof or (ii) which, consistent with the Credit and Collection Policy, has been or should be classified as delinquent by the applicable Originator or the Servicer.
“Deposit Account” means each depositary account, concentration account or other similar account into which Collections are collected or deposited.
“Deposit Account Bank” means a financial institution at which a Deposit Account is maintained.
“Deposit Account Control Agreement” means an agreement with respect to a Deposit Account at a Deposit Account Bank, in a form acceptable to the Administrative Agent in its reasonable discretion, among the Borrower, the Administrative Agent and such Deposit Account Bank.
“DES” means Direct Energy Services, LLC.
“Designated Deposit Account” means the Deposit Account (i) identified as the “Designated Deposit Account” on Exhibit F or such other Deposit Account as identified by the Borrower (or the Servicer on its behalf) to the Administrative Agent in writing and (ii) that is subject to a valid and enforceable Deposit Account Control Agreement. For avoidance of doubt, if such identified Deposit Account is not subject to a valid and enforceable Deposit Account Control Agreement, it shall not be the Designated Deposit Account any purpose under this Agreement.
“Diluted Receivable” means that portion of any Receivable which is either (a) reduced or canceled as a result of a Dilution Factor or (b) subject to any bona fide specific dispute, offset, counterclaim or defense whatsoever.
“Dilution Factor” means any of the following factors giving rise to dilution: (i) any failure by an Originator to deliver electric power or natural gas or to perform any services or otherwise perform as required by the underlying Contract or invoice, (ii) any change, cash discount, rebate, allowance, cancellation of any terms of such contract, invoice or billing error by an Originator or any other party that generates such invoice, applied Customer Deposits or any other adjustment applied to an invoice which, in each case, reduces the amount payable by an Obligor on the related Billed Receivable and (iii) any setoff in respect of any claim by the Obligor thereof (whether such claim arises out of the same or a related transaction or an unrelated transaction).
“Dilution Horizon Ratio” means, at any time, with respect to the immediately preceding Calculation Period, the fraction, (i) the numerator of which equals the aggregate Outstanding Balance (in each case, at the time of billing) of all Billed Receivables generated by the Originators during the Calculation Period and (ii) the denominator of which equals the Net Receivables Balance at the end of such Calculation Period. Notwithstanding the foregoing, Receivables for which the Obligor is not an Eligible Obligor will not be included for purposes of this calculation.
“Dilution Ratio” means, at any time, with respect to the immediately preceding Calculation Period, the fraction, (i) the numerator of which is the portion of all Receivables which became Diluted Receivables during such Calculation Period, and (i) the denominator of which is the aggregate Outstanding Balance (in each case, at the time of billing) of all Billed Receivables generated during the Calculation Period immediately preceding the Calculation Period referred to in clause (i). Notwithstanding the foregoing, Receivables for which the Obligor is not an Eligible Obligor will not be included for purposes of this calculation.
“Dilution Reserve Amount” means, at any time, an amount equal to the product of (i) the Dilution Reserve Percentage at such time and (ii) the Net Receivables Balance at such time.
“Dilution Reserve Percentage” means, at any time, with respect to the immediately preceding Calculation Period, the percentage that is equal to the greater of (a) the product of (i) the highest Dilution Ratio for any calendar month in the twelve (12) most recent calendar months and (ii) the Dilution Horizon Ratio and (b) the percentage calculated in accordance with the following formula:
((SF x ED) + ((DS - ED) x (DS / ED))) x DHR
where:
SF    =    the Stress Factor
ED    =     the average of the Dilution Ratios for each of the twelve (12) most     recently ended Calculation Periods;
DS     =    the highest Dilution Ratio during the twelve (12) most recently     ended Calculation Periods; and
DHR    =    the Dilution Horizon Ratio at such time.
“Direct Taxes” means any sales, use, gross receipts, goods and services, excise or personal property Taxes imposed on or with respect of any Pool Receivable.
“Direct Taxes Amount” means (a) at any time that the Performance Guarantor has a long-term credit rating of at least BB- by S&P and Ba3 by Moody’s, $0 and (b) at any other time, the aggregate amount of Direct Taxes owed with respect to the Pool Receivables at such time.
“Discovery Billing Platform” means the billing platform which may be used by DES to generate invoices to Obligors, which maintains a subledger showing the receivables created and the cash received and applied to such receivables.
“Dollars” and “$” each mean the lawful currency of the United States of America.
“DPP Factor” means 1.00.
“Drawing Date” has the meaning set forth in Section 2.04(f)(i).
“Early Terminating Lender Group” means each of (a) any Non-Renewing Lender Group and (b) the CACIB Lender Group, if the related Facility Agent has designated an Early Termination Date.
“Early Termination Date” means, (a) for any Non-Renewing Lender Group, Lenders and LC Issuers therein and the Facility Agent thereof, the last agreed-to Scheduled Termination Date of such Lender Group and (b) for the CACIB Lender Group, Lenders and LC Issuers therein and the Facility Agent thereof, any date so designated in writing no later than 30 days in advance of the occurrence of such date (such writing to be irrevocable unless the Borrower and the Servicer consent to any revocation thereof) by the related Facility Agent (in its sole discretion) to the Administrative Agent, the Borrower and the Servicer, after the occurrence of a Liquidity-Based Amortization Event.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Effective Date” means September 22, 2020.
“Eligible Account Bank” means a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any United States branch or agency of a foreign bank), which is subject to supervision and examination by federal or state banking authorities, the deposits of which are insured by the Federal Deposit Insurance Corporation and which at all times (a) has a net worth in excess of $100,000,000 and (b) has either (x) a long-term rating of A2 or higher by Moody’s and A or higher by S&P’s or (y) a short-term certificate of deposit rating of P-1 by Moody’s and A-1 by S&P.
“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.03 (subject to such consents, if any, as may be required under Section 10.03).
“Eligible Obligors” means all Obligors except for the Obligors separately identified by the Borrower to the Administrative Agent and the Facility Agents, and agreed to in writing by the Administrative Agent and each Facility Agent.
“Eligible Originator” means an Originator with respect to which no Purchase Termination Event has occurred and is continuing.
“Eligible Receivable” means, at any time, a Receivable:
(i)    the Obligor of which (a) has a service address in the United States, (b) is not an Affiliate of any Transaction Party and (c) is not a Sanctioned Person;
(ii)    which is not a Defaulted Receivable;
(iii)    (a) which is denominated and payable only in Dollars within the United States and (b) the related electricity, electric power, natural gas and/or related services of which were provided to an address in the United States;
(iv)    which, together with the related Contract, does not contravene any applicable law, rule or regulation and no party to such Contract is in violation of any such law, rule or regulation, in each case, if such contravention or violation, as applicable, would impair the validity, enforceability or collectability of such Receivable;
(v)    in which the Borrower owns good and marketable title, free and clear of any Adverse Claims, and that is freely assignable and no consent, authorization or approval of, or notice to, the Obligor thereof, any Governmental Authority or any other Person (except for such consent, authorization or approval that has been obtained or such notice that has been given) is required to (a) convey such Receivable, the Related Security and the Collections from the related Originator to the Borrower, or (b) grant a security interest in such Receivable, the Related Security and the Collections by the Borrower to the Administrative Agent, for the benefit of the Secured Parties (except, that none of any Originator, the Servicer or the Borrower shall be required to comply with the Federal Assignment of Claims Act in connection with the assignment or subsequent reassignment of any Receivable and any restrictions on the right of any Person to enforce any Receivable the Obligor of which is a Federal Government Obligor directly against such Federal Government Obligor to the extent that the applicable provisions of the Federal Assignment of Claims Act have not been complied with shall not cause such Receivable to not be an Eligible Receivable);
(vi)    the related Contract of which does not contain confidentiality provisions that would be breached if such Receivable (together with all Related Security and Collections with respect thereto) were assigned to the Administrative Agent pursuant to the Facility Documents or to any other Person;
(vii)    which was originated by an Originator in accordance, and complies, in all material respects with all applicable requirements of the Credit and Collection Policy;
(viii)    which, pursuant to the Contract related thereto, (x) in the case of a Retail Receivable originated by either NRGBM or Direct Energy Business, LLC, is (or, in the case of an Unbilled Receivable, will be) required to be paid in full within 180 days of the original invoice date therefor, (y) in the case of a Retail Receivable originated by any other Originator, is (or, in the case of an Unbilled Receivable, will be) required to be paid in full within 60 days of the original invoice date therefor and (z) in the case of a POR Receivable, is due and payable within 65 days after the sale of the related Purchased-by Utility Receivable;
(ix)    which (a) (x) in the case of a Retail Receivable, is an “account” within the meaning of 9-102 of the UCC or (y) in the case of a POR Receivable, is an “account” or a “payment intangible” within the meaning of 9-102 of the UCC, (b) together with the Contract related thereto, (x) has been duly authorized, (y) is in full force and effect, and (z) represents a bona fide obligation of the related Obligor to pay the stated amount and constitutes the legal, valid and binding obligation of the Obligor thereof enforceable against such Obligor in accordance with its terms, subject to the Enforceability Exceptions, (c) has not been satisfied, released, canceled, subordinated or rescinded, nor has any instrument been executed by the related Originator or the Borrower which would effect any such satisfaction, release, cancellation, subordination or rescission, (d) which has not been waived, restructured or otherwise modified, has not had its due date deferred, is not subject to forbearance and has not otherwise had its invoice date or due date changed on the books and records of the related Originator or the Servicer and (e) is not subject to any setoff, recoupment, counterclaim, defense, right of rescission or bona fide dispute, whether arising out of transactions concerning such Receivable or otherwise;
(x)    in and to which (a) the applicable Originator has validly sold all of its right, title and interest in and to such Receivable, together with all Related Security and Collections with respect thereto, to the Borrower pursuant to the Receivables Sale Agreement, free and clear of any Adverse Claim, (b) the Borrower owns good and marketable title to the Receivable, Related Security and Collections with respect thereto, free and clear of Adverse Claim and (c) the

Administrative Agent has a first priority security interest in such Receivable, the Related Security and the Collections with respect thereto, free and clear of any Adverse Claim;
(xi)    which arises under a Contract, (i) (x) in the case of a Retail Receivable, for the sale of electricity or electric power, natural gas and/or related services of an Originator to an Obligor in the ordinary course of such Originator’s business or (y) in the case of a POR Receivable, for the sale of Purchased-by-Utility Receivables in the ordinary course of such Originator’s business, (ii) that is governed by the laws of the United States or one of the United States and (iii) that contains an obligation to pay a specified sum of money, which, in the case of Retail Receivables, is contingent only upon the sale of goods or the provision of services;
(xii)    with respect to which all obligations on the part of the Originator (other than, in the case of an Unbilled Receivable, the rendering of an invoice) have been performed to the extent necessary to establish the right to receive full payment, and no further action is required to be performed by such Originator or any other person with respect thereto other than payment thereon by the applicable Obligor;
(xiii)    which is not interest-bearing (except for any late payment charges);
(xiv)    payment of which by the applicable Obligor is not subject to any withholding tax;
(xv)    which, if a Retail Receivable, is evidenced by a final (and not provisional) invoice with a unique invoice number that does not correspond to any other Retail Receivable and which represents amounts not less than the invoiced balance or, if such Retail Receivable is an Unbilled Receivable, has been individualized in the related Originator’s accounting systems such that such Retail Receivable is easily distinguished from all other Retail Receivables;
(xvi)    which has not been compromised, adjusted or modified (including by extension of time of payment) other than pursuant to a Deferred Payment Plan;
(xvii)    which, if an Unbilled Receivable, (a) has not remained unbilled for more than sixty (60) consecutive calendar days after the earlier of (i) the end of the calendar month during which the related goods were sold or the services were performed and (ii) the date on which the obligation or agreement of the related Originator to sell goods or provide services to the related Obligor is terminated and (b) the Performance Guarantor has (x) a long-term local issuer credit rating from Standard & Poor’s and (y) a long-term corporate family rating from Moody’s and such rating is not less than B- by Standard & Poor’s or B3 by Moody’s;
(xviii)    as to which the related Obligor or applicable Payment Processor is required to make payments directly to a Lock-Box or Deposit Account listed on Exhibit F hereof;
(xix)    which is registered on the CCS Billing Platform, Apollo Billing Platform, Discovery Billing Platform or ERM Billing Platform;
(xx)    which, if a POR Receivable, is identified by Utility in the applicable Originator’s accounting system and arose from the sale of retail electric services and/or gas services in the applicable Originator’s ordinary course of business and for which the applicable Utility is obligated to invoice, collect and purchase;

(xxi)    with respect to which all representations and warranties under this Agreement are true and correct;
(xxii)    with respect to which all representations and warranties under the Receivables Sale Agreement are true and correct as of the date of sale to the Borrower;
(xxiii)    the related Originator is an Eligible Originator;
(xxiv) the related Obligor is an Eligible Obligor;
(xxv) which, if subject to a payment plan, is subject to a payment plan that is a Deferred Payment Plan; and
(xxvi) which, with respect to Receivables originated by DES, is not due from a Michigan local distribution company.
“Enforceability Exceptions” means exceptions to the enforceability of an obligation arising under (i) bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally, and (ii) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, regardless of whether considered in a proceeding at equity or at law.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Person, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.
“ERISA Event” means (a) any “reportable event” (as that term is defined in Section 4043 of ERISA or the regulations issued thereunder (other than an event for which the 30 day notice period is waived)) with respect to a Plan; (b) a withdrawal by any Originator or any of its ERISA Affiliates from a Plan subject to Section 4063 of ERISA during a plan year in which the relevant entity is a “substantial employer” (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA which could reasonably be expected to give rise to any liability with respect to such withdrawal; (c) a complete or partial withdrawal by such Originator or any of its ERISA Affiliates from a Multiemployer Plan; (d) the filing of a notice of intent to terminate a Plan in a distress termination under Section 4041(c) of ERISA, the treatment of a Plan or Multiemployer Plan amendment as a termination under Sections 4041(c) or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Plan or Multiemployer Plan or to appoint a trustee to administer any Plan or Multiemployer Plan; or (e) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Originator or any of its ERISA Affiliates.
“ERM Billing Platform” means the billing platform which may be used by Direct Energy Business, LLC to generate invoices to Obligors, which maintains a subledger showing the receivables created and the cash received and applied to such receivables.
“Erroneous Payment” has the meaning set forth in Section 9.08(a).
“Erroneous Payment Subrogation Rights” has the meaning set forth in Section 9.08(d).
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Bankruptcy” means, with respect to any Person:
(i)    such Person shall fail generally to pay his, her or its debts as they come due, or shall make a general assignment for the benefit of creditors; or any case or other proceeding shall be instituted by such Person seeking to adjudicate him, her or it as bankrupt or insolvent, or seeking liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of him, her or it or his, her or its debts under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, or seeking the entry of an order for relief or the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets; or such Person shall take any corporate or limited liability company action to authorize any of such actions; or
(ii)    a case or other proceeding shall be commenced, without the application or consent of such Person in any court seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and (A) such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of sixty (60) consecutive days or (B) an order for relief in respect of such Person shall be entered in such case or proceeding or a decree or order granting such other requested relief shall be entered.
“Event of Termination” has the meaning assigned to that term in Section 7.01.
“Excluded Taxes” means, with respect to an Affected Person, any of the following Taxes imposed on or with respect to such Affected Person or required to be withheld or deducted from a payment to such Affected Person: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, state gross receipts Taxes, and branch profits Taxes, in each case, imposed as a result of such Affected Person being organized under the Laws of, or having its principal office or its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or that are Other Connection Taxes, (b) United States federal withholding Taxes imposed on amounts payable to or for the account of such Affected Person with respect to its portion of Aggregate Exposure Amount pursuant to a law in effect on the date on which (i) such Affected Person first funds a portion of Aggregate Exposure Amount or first becomes obligated to fund a portion of Aggregate Exposure Amount (other than pursuant to an assignment request by the Borrower under Section 2.13(f)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.13, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) any Tax, assignment or other governmental charge attributable to such Affected Person’s failure to comply with the requirements contained in Section 2.14, and (d) any withholding Taxes imposed under FATCA.
“Exposure Amount” of any Lender or LC Issuer means, at any time, (A) the portion of the Principal Balance of the Loans made to the Borrower by such Lender plus (B) the aggregate amount paid by such Lender to an LC Issuer to fund Reimbursement Borrowings pursuant to Section 2.04 plus (C) the portion of the LC Undrawn Amount for all Letters of Credit then outstanding that such Lender is committed to reimburse pursuant to Section 2.04 that have not been otherwise Cash Collateralized, plus (D) with respect to an LC Issuer, the aggregate amount of Reimbursement Obligations then owing to such LC Issuer (including all Participation Advances deemed to have been funded by such LC Issuer) that have not been otherwise paid or Cash Collateralized, minus (E) sum of the aggregate amount of Collections and other payments received by the Administrative Agent, the Facility Agents or the Lenders in respect thereof which in each case are applied to reduce such Exposure Amount in accordance with the terms and conditions of this Agreement; provided, that if such Exposure Amount shall have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Exposure Amount shall be increased by the amount of such rescinded or returned distribution, as though it had not been received by such Lender or LC Issuer, as applicable.
“FACA” means the Federal Assignment of Claims Act, 41 U.S.C. § 15, as supplemented by the Federal Acquisition Regulations, 48 C.F.R.
“Facility Agent” means, as to any Conduit Lender or Committed Lender, the Person listed on Schedule I as the “Facility Agent” for such Lenders, together with its respective successors and permitted assigns.
“Facility Documents” means collectively, this Agreement, each Borrowing Request, each Letter of Credit Request, each Letter of Credit Application, the Receivables Sale Agreement, the Subordinated Note, the Fee Letter, the Administrative Agent Fee Letter, the Performance Guaranty, each Deposit Account Control Agreement, each LC Fronting Fee Letter, the Risk Retention Agreement and all other agreements, documents and instruments delivered pursuant thereto or in connection therewith.
“Facility Limit” means, at any time, the lesser of (i) the Aggregate Commitment and (ii) the aggregate amount of the Commitments of the Committed Lenders set forth on Schedule I for the applicable Period in effect at such time, as such amount may be increased or decreased in accordance with Sections 2.01(c) and 10.04 and on the Scheduled Termination Date with respect to an Early Terminating Lender Group.
“FATCA” means Section 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities in respect thereof.
“Federal Funds Rate” means, with respect to any Lender for any period, a fluctuating interest rate per annum equal (for each day during such period) to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York; or if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the applicable Facility Agent from three federal funds brokers of recognized standing selected by it. Notwithstanding the foregoing, if the rate in the preceding sentence is below zero, the “Federal Funds Rate” will be deemed to be zero.
“Federal Government Obligor” means the United States, any territory, possession or commonwealth of the United States, or any agency, department or instrumentality of any of the foregoing.
“Federal Governmental Excess Concentration Amount” means, at any time, the aggregate amount by which the Outstanding Balance of Eligible Receivables for which the Obligor is a Federal Government Obligor exceeds the product of (x) 5.00% and (y) the aggregate Outstanding Balance of all Pool Receivables at such time.
“Fee Letter” means the Second Amended and Restated Fee Letter, dated as of the Amendment No. 4 Effective Date, between the Facility Agents and the Borrower.
“Fees” means, collectively, all Used Fees, Unused Fees, Other Fees and any fees set forth in the Administrative Agent Fee Letter.
“Final Collection Date” means the date on or following the Termination Date on which the Aggregate Principal Balance has been reduced to zero, all other Borrower Obligations have been paid in full and all Letters of Credit have been cancelled or expired.
“Final Maturity Date” means the date that is 120 days after the Termination Date, or if such date is not a Business Day, the next succeeding Business Day.
“Financial Officer” of any Person means any of the chief executive officer, chief financial officer or treasurer (or if no individual shall have such designation, the Person charged by the Board of Directors of such Person (or a committee thereof) with such powers and duties as are customarily bestowed upon the individual with such designation) or the audit or finance committee of the Board of Directors of such Person.
“Foreign Affected Party” has the meaning set forth in Section 2.14(b)(ii).
“Foreign Lender” has the meaning set forth in Section 2.14(b)(ii).
“Fronting Fees” has the meaning set forth in Section 2.04(k).
“GAAP” means generally accepted accounting principles as in effect in the United States of America from time to time, consistently applied.
“Governmental Authority” means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, regulatory, public or statutory instrumentality, authority, body, agency, bureau or entity (including any zoning authority, the Federal Energy Regulatory Commission, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party to this Agreement at law.
“Indebtedness” of any Person means, without duplication, means (a) indebtedness for borrowed money; (b) obligations evidenced by bonds, debentures, notes, mortgages, indentures or other similar instruments; (c) obligations to pay the deferred purchase price of property or services (other than trade accounts payable due not more than six months after such property is acquired or such services are completed); (d) all capital lease obligations; and (e) obligations under guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (d).
“Indemnified Party” has the meaning set forth in Section 8.01.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower, any Originator or the Performance Guarantor under any Facility Document and (b) to the extent not otherwise described in (a), Other Taxes.
“Initial Credit Extension” means the first Credit Extension made pursuant to this Agreement.
“Interest” means, for any Loan (or portion thereof) and any Interest Period, the sum for each day during such Interest Period (or portion thereof) of the following:
(IR x PB) / CB
where:
IR    =    the Interest Rate for such Loan for such day.
PB    =    the Principal Balance of such Loan on such day.
CB    =    if such Loan (or portion thereof) is funded based upon: (i) the
Base Rate, 365 or 366 days, as applicable and (ii) Benchmark or CP Rate, 360 days.
“Interest and Fee Payment Date” means (i) the fifth (5th) Business Day of each calendar month, or if such day is not a Business Day, the next succeeding Business Day and (ii) (A) during any period when the conditions precedent set forth in Section 3.02 are not satisfied and (B) on and after the occurrence of the Termination Date, each Business Day.
“Interest Period” means (a) (i) initially the period commencing on the Effective Date and ending on (and including) the last day of September 2020; and (ii) thereafter, each period beginning on the first day of each calendar month and ending on (and including) the last day of such calendar month and (b) on and after the Termination Date, each Business Day.
“Interest Rate” means, with respect to any Loan on any day: (a) in the case of any portion of any Loan funded by Commercial Paper Notes, the applicable CP Rate, and (b) in the case of any portion of any

Loan not funded by Commercial Paper Notes (including under a Liquidity Agreement or other Program Support Agreement), the Benchmark; provided, that, following an Event of Termination, the “Interest Rate” for any Loan funded or maintained hereunder shall be the Default Rate.
“Investment Company Act” has the meaning set forth in Section 4.01(q).
“IRS” means the Internal Revenue Service of the United States of America.
“Issuance Date” means the date on which a Letter of Credit is issued in accordance with the terms of Section 2.04.
“Joinder Agreement” means a joinder agreement substantially in the form set forth as Exhibit I hereto pursuant to which a new Lender Group becomes party to this Agreement.
“Law” means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case, whether foreign or domestic.
“LC Cash Collateral Date” means the earlier of (i) with respect to any Letters of Credit that are scheduled to expire after the then-current Scheduled Termination Date, the date that is 30 days prior to the then-current Scheduled Termination Date, provided that, if the Loan Parties hereto are working in good faith to extend the then Scheduled Termination Date, then the LC Cash Collateral Date pursuant to this clause (i) shall be extended on a daily basis, by one day unless and until the earlier of (x) the date on which any LC Issuer provides written notice (which notice may be given by email) to the Borrower, each other LC Issuer, each Lender and the Administrative Agent that such extensions shall cease and (y) the date on which the Scheduled Termination Date is amended and (ii) the Termination Date.
“LC Collateral Account” has the meaning set forth in 2.04(n)(i).
“LC Commitment” means, with respect to any LC Issuer, its obligation to issue Letters of Credit to the Borrower pursuant to Section 2.04, in the amount not to exceed the amount set forth on Schedule I (or in the Joinder Agreement pursuant to which such LC Issuer became party hereto), subject to assignment pursuant to Section 10.03.
“LC Credit Extension” has the meaning set forth in Section 2.01(a).
“LC Fronting Fee Letter” means the Third Amended and Restated Letter of Credit Fronting Fee Letter, dated as of the Amendment No. 4 Effective Date, among the Borrower, the Facility Agent and the LC Issuer for the CACIB Lender Group, the Facility Agent and LC Issuer for the RBC Lender Group, the Facility Agent and the LC Issuer for the Mizuho Lender Group, the Facility Agent and LC Issuer for the Santander Lender Group and the Facility Agent and LC Issuer for the Truist Lender Group.
“LC Issuer” means any Person listed on Schedule I hereto (or in the Joinder Agreement pursuant to which such Person became party hereto) as an “LC Issuer”, or which has been designated in writing to the Borrower and the Administrative Agent as an “LC Issuer” by the related Facility Agent, together with their respective successors and permitted assigns hereunder.
“LC Obligations” means, at any time, the sum, without duplication, of (a) the LC Undrawn Amount at such time, plus (b) the aggregate unpaid amount at such time of all Reimbursement Obligations.
“LC Sublimit” means, for each Period, the applicable amount set forth in Schedule I for such Period. The LC Sublimit is part of, and not in addition to, the Aggregate Commitments.
“LC Undrawn Amount” means, at any time, the aggregate undrawn amount of all outstanding Letters of Credit at such time.
“Lender” means any Conduit Lender or Committed Lender, as applicable, and “Lenders” means, collectively, the Conduit Lenders and the Committed Lenders.
“Lender Group” means each group consisting of a Facility Agent, one or more related Conduit Lenders, if any, one or more related Committed Lenders and a related LC Issuer, if any.
“Lender Group Limit” means, for any Lender Group at any time, the amount set forth on Schedule I (or in the Joinder Agreement pursuant to which such Lender Group became party hereto) for the applicable Period in effect at such time subject to assignment pursuant to Section 10.03, as such amount may be reduced in accordance with Section 2.01(c). The Lender Group Limit for any Lender Group shall be equal to the aggregate Commitments of all Committed Lenders in such Lender Group.
“Lender Group Percentage” means, for any Lender Group at any time, the percentage equivalent of a fraction (expressed out to five decimal places), the numerator of which is the aggregate Commitments of all Committed Lenders in such Lender Group at such time and the denominator of which is the Facility Limit at such time. If all of the Commitments have terminated or expired, the Lender Group Percentages shall be determined based upon the Commitments most recently in effect.
“Letter of Credit” means a stand-by or documentary letter of credit issued by an LC Issuer pursuant to this Agreement in Dollars for the account of an Originator or an Affiliate of an Originator at the request of such Originator under and pursuant to the Receivables Sale Agreement.
“Letter of Credit Application” has the meaning set forth in Section 2.04(b).
“Letter of Credit Request” has the meaning set forth in Section 2.04(b).
“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), or preference, priority, charge or other security agreement or preferential arrangement of any kind or nature whatsoever that is intended as security.
“Liquidity Advance” means a loan, advance, purchase or other similar action made by a Liquidity Provider pursuant to a Liquidity Agreement.
“Liquidity Agreement” means any agreement entered into, directly or indirectly, in connection with or related to, this Agreement pursuant to which a Liquidity Provider agrees to make loans or advances to, or purchase assets from, a Conduit Lender (directly or indirectly) in order to provide liquidity or other enhancement for such Conduit Lender’s Commercial Paper Notes or other senior indebtedness, as such agreement may be amended, restated supplemented or otherwise modified from time to time.
“Liquidity Provider” means each bank, other financial institution or other Person that is at any time party to a Liquidity Agreement as a lender (or any participant thereof).
“Liquidity-Based Amortization Event” shall be deemed to have occurred when the Facility Agent of the CACIB Lender Group notifies the Administrative Agent, the other Facility Agents, the Borrower and the Servicer in writing that each Conduit Lender in such Facility Agent’s Lender Group has been funding such Conduit Lender’s Exposure Amount through such Conduit Lender’s Program Support Agreement(s) (rather than through the issuance of Commercial Paper Notes) for a period of 270 consecutive days.
“Loan” has the meaning set forth in Section 2.01(a).
“Loan Parties” means, collectively, the Borrower, the Performance Guarantor, NRG Energy, Inc., as the EU Retention Holder under the Risk Retention Agreement, and, so long as it is NRG Retail LLC or an Affiliate thereof, the Servicer.
“Lock-Box” means any post office box maintained by a Deposit Account Bank or a Payment Processor for the purpose of receiving payments on Receivables or other Collections.
“Lock-Box Control Agreement” means an agreement with respect to a Lock-Box administered by a Payment Processor, in a form acceptable to the Administrative Agent in its reasonable discretion, among the Borrower, the Administrative Agent and such Payment Processor.
“Long-Term Receivable Excess Concentration Amount” means, at any time, the amount by which the aggregate Outstanding Balance of all Eligible Receivables that are Retail Receivables and have payment terms of more than 60 days at such time exceeds the product of (a) 3.0% and (b) the aggregate Outstanding Balance of all Eligible Receivables at such time.
“Loss Horizon Ratio” means, at any time, with respect to the immediately preceding Calculation Period, the fraction, (a) the numerator of which is equal to (x) the sum of (i) the aggregate Outstanding Balance (in each case, at the time of billing) of all Billed Receivables generated during the four (4) most recent Calculation Periods preceding such Calculation Period and (ii) the Outstanding Balance of Unbilled Receivables generated during such Calculation Period multiplied by the sum of (x) the DPP Factor plus (y) the Weighted Average Term Factor minus (z) 1 and (b) the denominator of which is equal to the Net Receivables Balance on the last day of such Calculation Period. Notwithstanding the foregoing, Receivables for which the Obligor is not an Eligible Obligor will not be included for purposes of this calculation.
“Loss Ratio” means, at any time, the highest average of the Default Ratios for any three (3) consecutive Calculation Periods during the past twelve (12) Calculation Periods.
“Loss Reserve Amount” means, at any time, an amount equal to the product of (i) the Loss Reserve Percentage at such time and (ii) the Net Receivables Balance at such time.
“Loss Reserve Percentage” means, at any time, the greatest of (a) 10.0% and (b) the product of (i) the Stress Factor, (ii) the Loss Ratio at such time and (iii) the Loss Horizon Ratio at such time.
“Low Ratings Deposit Account Bank” shall have the meaning set forth in Section 6.03(b).
“Majority Facility Agents” means, at any time, Facility Agents whose Lender Group Limits together exceed fifty percent (50%) of the Facility Limit at such time; provided, that, if any Lender Group includes a Committed Lender that is a Defaulting Committed Lender, the Lender Group Limit of such Lender Group (including as part of the Facility Limit) shall not be included for purposes of this definition; provided, further, that, if there are only two Facility Agents of which the Lender Group does not include a Defaulting Committed Lender, “Majority Facility Agents” means both Facility Agents.
“Material Adverse Effect” means a material adverse effect on:

(a)the business, financial condition, results of operations or properties of the Borrower;
(b)the business, financial condition, results of operations or properties of the Transaction Parties, taken as a whole;
(c)the ability of any Loan Party to perform its obligations under any Facility Document to which it is a party;
(d)the legality, validity or enforceability of any Facility Document;
(e)the collectability of all or any material portion of the Pool Receivables;
(f)the rights or interests of the Administrative Agent, the Facility Agents, the Lenders or the Liquidity Providers hereunder or with respect to the Collateral; or
(g)the perfection, priority or enforceability of the Administrative Agent’s security interest in the Collateral.
“Mizuho Lender Group” means the Mizuho Bank, Ltd. Lender Group as defined on Schedule I.
“Modification Date” means the date on which a Letter of Credit is amended or extended in accordance with the terms of Section 2.04.

“Modified Days’ Sales Outstanding” means, at any time, an amount equal to the product of (i) a fraction, the numerator of which is the Outstanding Balance of all Billed Receivables on the first day of the immediately preceding Calculation Period, and the denominator of which is the aggregate Outstanding Balance (in each case, at the time of billing) of all Billed Receivables generated by the Originators during such Calculation Period, multiplied by (ii) 30. Notwithstanding the foregoing, all Billed Receivables for which the Obligor is not an Eligible Obligor will not be included for purposes of this calculation.

“Monthly Report” means a report, in substantially the form of Exhibit C, furnished by the Servicer to the Facility Agents pursuant to Section 5.05(e).

“Monthly Reporting Date” means the twentieth (20th) day of each calendar month (or, if such day is not a Business Day, the next succeeding Business Day).

“Moody’s” means Moody’s Investors Service, Inc., and its successors.
“MUFG Lender Group” means the MUFG Bank, Ltd. Lender Group as defined on Schedule I.
“Multiemployer Plan” means a multiemployer plan within the meaning of Section 3(37) of ERISA to which any Transaction Party or any of its ERISA Affiliates makes or is obligated to make contributions.
“Net Receivables Balance” means at any time of calculation hereunder, an amount equal to the sum of the amount equal to the Outstanding Balances of all Pool Receivables that are Eligible Receivables at such time, minus, without duplication, (i) the aggregate Obligor Excess Concentration Amounts at such time, (ii) the Federal Governmental Excess Concentration Amount at such time, (iii) the Unbilled Receivables Excess Concentration Amount at such time, (iv) the Customer Deposit Amount at such time, (v) the Direct Taxes Amount at such time, (vi) the Deferred Payment Plan Excess Concentration Amount at such time, (vii) the Unbilled 31-60 Day Excess Concentration Amount and (viii) the Long-Term Receivable Excess Concentration Amount.
“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of all or all affected Lenders in accordance with the terms of Section 10.01 hereof and (ii) has been approved by a majority of the Lenders (measured by reference to the commitments of such Lender’s Lender Group and in accordance with the same logic used to determine “Majority Facility Agents”).
“Non-Renewing Lender Group” means, any Lender Group that has not agreed to extend the Scheduled Termination Date.
“Non-Seasonal Reduction” has the meaning set forth in Section 2.01(c).
“NRGBM” means NRG Business Marketing LLC.
“Obligor” means any Person obligated to make payments pursuant to a Contract.
“Obligor Excess Concentration Amount” means, at any time, the amount by which the aggregate Outstanding Balance of all Eligible Receivables owing by an Obligor or one or more of its Affiliates exceeds the applicable Concentration Limit for such Obligor at such time.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“Originator” means any retail energy subsidiary of NRG Energy, Inc. party to the Receivables Sale Agreement in accordance with the terms thereof and as consented to by the Administrative Agent and the Majority Facility Agents in their sole discretion. As of the Amendment No. 4 Effective Date, the Originators are Reliant Energy Retail Services, LLC, Reliant Energy Northeast LLC, Green Mountain Energy Company, US Retailers LLC, Stream SPE, Ltd., XOOM Energy Texas, LLC, Direct Energy, LP, Direct Energy Business, LLC, NRGBM and DES.
“Other Connection Taxes” means with respect to any Affected Person, Taxes imposed as a result of a present or former connection between such Affected Person and the jurisdiction imposing such Tax (other than connections arising from such Affected Person having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Facility Document, or sold or assigned an interest in any portion of the Aggregate Exposure Amount).
“Other Fees” means amounts owed by the Borrower hereunder pursuant to Sections 2.04, 2.12, 2.13, 2.14, 8.01 and 10.10.
“Other LC Fees” has the meaning set forth in Section 2.04(k).
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Facility Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.13(f)).

“Outstanding Balance” means, with respect to a Receivable at any time, the then outstanding principal balance thereof; provided that any Receivable originated by DES that is due from a Michigan local distribution company, shall be deemed to have an Outstanding Balance of zero.
“Parent Credit Agreement” means that certain Second Amended and Restated Credit Agreement, dated as of June 30, 2016, among the Performance Guarantor, as borrower, the credit parties from time to time party thereto and Citicorp North America, Inc., as administrative agent and collateral agent, except as expressly stated otherwise herein or in any Facility Document, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Participant” has the meaning specified in Section 10.03(a).
“Participation Advance” means, with respect to any Reimbursement Borrowing requested in respect of any draw on any Letter of Credit, the amount that the related LC Issuer shall be deemed to have advanced to cover a Defaulting Committed Lender’s failure to fund its Lender Group Percentage of such Reimbursement Borrowing.
“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 (commonly known as the USA PATRIOT Act).
“Payment Processor” means any third party service provider (including, if applicable, any Deposit Account Bank maintaining Lock-Boxes on behalf of the Borrower) administering or processing payments or Collections on behalf of the Servicer or the Borrower.
“Payment Recipient” has the meaning set forth in Section 9.08(a).
“PBGC” means the Pension Benefit Guaranty Corporation and any successor entity performing similar functions.
“Performance Guarantor” means NRG Energy, Inc., a Delaware corporation.
“Performance Guaranty” means that certain Performance Guaranty, dated as of the Effective Date, by the Performance Guarantor in favor of the Administrative Agent, on behalf of the Secured Parties, and the Borrower.
“Period” means Period 1, Period 2, Period 3, Period 4, Period 5, Period 6, Period 7, Period 8, Period 9, Period 10, Period 11 and Period 12.
“Period 1” means, (i) initially, the period beginning on and including the Amendment No. 8 Effective Date and ending on but not including, the Settlement Date occurring in July 2026 and (ii) for each calendar year thereafter, the period beginning on and including the Settlement Date occurring in June of each calendar year and ending on but not including, the Settlement Date occurring in July of the same calendar year.
“Period 2” means, for each calendar year, the period beginning on and including the Settlement Date occurring in July of each calendar year and ending on but not including, the Settlement Date occurring in August of the same calendar year.
“Period 3” means, for each calendar year, the period beginning on and including the Settlement Date occurring in August of each calendar year and ending on but not including, the Settlement Date occurring in September of the same calendar year.
“Period 4” means, for each calendar year, the period beginning on and including the Settlement Date occurring in September of each calendar year and ending on but not including, the Settlement Date occurring in October of the same calendar year.
“Period 5” means, for each calendar year, the period beginning on and including the Settlement Date occurring in October of each calendar year and ending on but not including, the Settlement Date occurring in November of the same calendar year.
“Period 6” means, for each calendar year, the period beginning on and including the Settlement Date occurring in November of each calendar year and ending on but not including, the Settlement Date occurring in December of the same calendar year.

“Period 7” means, for each calendar year, the period beginning on and including the Settlement Date occurring in December of each calendar year and ending on but not including, the Settlement Date occurring in January of the following calendar year.
“Period 8” means, for each calendar year, the period beginning on and including the Settlement Date occurring in January of each calendar year and ending on but not including, the Settlement Date occurring in February of the same calendar year.
“Period 9” means, for each calendar year, the period beginning on and including the Settlement Date occurring in February of each calendar year and ending on but not including, the Settlement Date occurring in March of the same calendar year.
“Period 10” means, for each calendar year, the period beginning on and including the Settlement Date occurring in March of each calendar year and ending on but not including, the Settlement Date occurring in April of the same calendar year.
“Period 11” means, for each calendar year, the period beginning on and including the Settlement Date occurring in April of each calendar year and ending on but not including, the Settlement Date occurring in May of the same calendar year.
“Period 12” means, for each calendar year, the period beginning on and including the Settlement Date occurring in May of each calendar year and ending on but not including, the Scheduled Termination Date.
“Permitted Liens” means any of the following:
(a)    Liens for taxes and assessments (i) which are not yet due and payable or (ii) the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Borrower is maintaining adequate reserves in accordance with GAAP;
(b)    Liens in favor of the Administrative Agent or any Secured Party, including any Liquidity Providers (but only in connection with this Agreement); and
(c)    Liens in favor of the Borrower arising pursuant to the Receivables Sale Agreement.
“Person” means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture, Governmental Authority or other entity.
“Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Performance Guarantor or any of its ERISA Affiliates contributes or has an obligation to contribute (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to contribute or have an obligation to contribute).
“Pool Receivable” means each Receivable in which an interest has been transferred or purported to be transferred to the Borrower by an Originator pursuant to the Receivables Sale Agreement.
“POR Receivable” means a payment obligation of a Utility to an Originator arising from the sale of a Purchased-by-Utility Receivable by such Originator to such Utility.
“Potential Event of Termination” means any event which, with the giving of notice or lapse of time or both, would constitute an Event of Termination.
“Potential Servicer Default” means any event which, with the giving of notice or lapse of time or both, would constitute a Servicer Default.
“Prime Rate” means the rate of interest per annum publicly announced from time to time by The Wall Street Journal as the “base rate on corporate loans posted by at least 75% of the nation’s 30 largest banks” (or, if The Wall Street Journal ceases quoting a base rate of the type described, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15

(519) entitled “Selected Interest Rates” as the Bank prime loan rate or its equivalent); each change in the Prime Rate shall be effective as of the opening of business on the date such change is publicly announced as being effective. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually available.
“Principal Balance” means, with respect to any Lender, the aggregate principal amount of all Loans made to the Borrower and to fund Reimbursement Borrowings, as such amount may be reduced by Collections and other amounts received by such Lender pursuant to Section 2.06 or Section 2.07, as applicable, that have been applied to reduce such amount; provided, that if such Principal Balance shall have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Principal Balance shall be increased by the amount of such rescinded or returned distribution, as though it had not been received by such Lender.
“Proceeds” has the meaning ascribed thereto in Article 9 of the UCC in effect in the State of New York.
“Program Administration Agreement” means any administration agreement between any Conduit Lender and Program Administrator governing certain aspects of the administration of such Conduit Lender’s commercial paper facility or any other agreement having similar purposes, as in effect from time to time.
“Program Administrator” means the administrator designated for Lender under the Program Administration Agreement.
“Program Support Agreement” means and includes any Liquidity Agreement and any other agreement entered into by any Program Support Provider providing for: (a) the issuance of one or more letters of credit for the account of any Conduit Lender, (b) the issuance of one or more surety bonds for which the such Conduit Lender is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, (c) the sale by such Conduit Lender to any Program Support Provider of the rights of such Conduit Lender hereunder (including to the Loans) and/or (d) the making of loans and/or other extensions of credit to any Conduit Lender in connection with such Conduit Lender’s securitization program contemplated in this Agreement, together with any letter of credit, surety bond or other instrument issued thereunder.
“Program Support Provider” means and includes with respect to each Conduit Lender any Liquidity Provider and any other Person (other than any customer of such Conduit Lender) now or hereafter extending credit or having a commitment to extend credit to or for the account of, or to make purchases from, such Conduit Lender pursuant to any Program Support Agreement.
“Purchased-by-Utility Program” means a “purchase of receivables” or similar program pursuant to which a Utility agrees to purchase Retail Receivables from an Originator.
“Purchased-by-Utility Receivable” means any Retail Receivable sold or contracted to be sold, by an Originator to a Utility pursuant to a Purchased-by-Utility Program.
“RBC” means Royal Bank of Canada.
“RBC Lender Group” means the Royal Bank of Canada Lender Group as defined on Schedule I.
“Receivable” means any (i) Retail Receivable other than any Purchased-by-Utility Receivable or (ii) POR Receivable, in each case that is registered on the CCS Billing Platform, Apollo Billing Platform, Discovery Billing Platform or ERM Billing Platform or is included in any Borrowing Base Certificate or Monthly Report.
“Receivables Sale Agreement” means that certain Receivables Sale Agreement dated as of the Effective Date between the Originators and the Borrower.
“Records” means all Contracts and all other material agreements, documents, instruments, books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained by or on behalf of the Borrower or the Servicer with respect to the Pool Receivables, the related Obligors and the Related Security.

“Register” has the meaning set forth in Section 10.03(e).
“Regulatory Change” means any treaty, law, rule, regulation or guideline of any jurisdiction or any directive or request of any Governmental Authority (whether or not having the force of law).
“Reimbursement Borrowing” has the meaning set forth in Section 2.04(f)(i).
“Reimbursement Obligations” means all outstanding matured reimbursement or repayment obligations of the Borrower to any LC Issuer (and the participating Lenders) with respect to amounts drawn on a Letter of Credit, whether pursuant to Section 2.04 or otherwise.
“Related Security” means, with respect to any Pool Receivable: (i) all instruments and chattel paper that may evidence such Pool Receivable, (ii) all security interests or liens and property subject thereto from time to time purporting to secure payment of such Pool Receivable, whether pursuant to the related Contract or otherwise, (iii) all UCC financing statements or other filings covering any collateral securing payment of such Pool Receivable (it being understood that such UCC financing statements will not be assigned of record to the Administrative Agent unless requested by the Administrative Agent after an Event of Termination), (iv) (x) with respect to a Retail Receivable, all of the Borrower’s rights, interests and claims to receive payment under the Contract(s) with respect to such Retail Receivable or (y) with respect to a POR Receivable, all of the Borrower’s rights, interests and claims to receive payment from the applicable Utility under the Contract(s) with respect to such POR Receivable and, in each case, all guaranties, indemnities, insurance and other agreements (including under the related Contract), supporting obligations (as defined in the UCC), letters of credit or arrangements of whatever character from time to time, supporting or securing payment of such Pool Receivable or otherwise relating to such Pool Receivable, whether pursuant to the Contract related to such Receivable or otherwise, (v) all books and records (excluding the Contracts) relating to such Pool Receivable or any of the foregoing (it being understood that such books and records will be maintained by the Servicer), (vi) all of the Borrower’s right, title and interest in and to the Receivables Sale Agreement, including (x) all monies due or to become due thereunder to the Borrower from any Originator and (y) all rights, remedies, powers, claims and privileges of the Borrower against any Originator thereunder or in connection therewith, and (vii) all proceeds of the foregoing; provided that, notwithstanding the foregoing, any of the foregoing for which an assignment from the applicable Originator to the Borrower or the granting of a security interest from Borrower to Administrative Agent would violate any law, regulation or agreement binding upon such Originator or the Borrower (but, in the case of any agreement, only to the extent no law or regulation exists which would render such anti-assignment provision unenforceable), shall not be deemed to be Related Security; and provided, further, that the applicable Originator and the Borrower shall not be required to notify the related Obligor or to record the assignment to the Administrative Agent of any Related Security unless requested by the Administrative Agent after an Event of Termination.
“Release” has the meaning specified in Section 2.07(a)(viii).
“Release Suspension Notice” has the meaning specified in Section 2.07(a)(viii).
“Required LC Cash Collateral Amount” means, with respect to all Letters of Credit then outstanding, (A) prior to the LC Cash Collateral Date, the sum of (i) any amount necessary to Cash Collateralize any outstanding Participation Advances and any Interest thereon in connection with a Defaulting Committed Lender’s failure to fund its portion of Reimbursement Borrowings in respect of prior drawings on any such Letter of Credit, (ii) any amount necessary to Cash Collateralize the Lender Group Percentage of each Early Terminating Lender Group of the Stated Amount of each Letter of Credit, in an amount equal to each such Early Terminating Lender Group’s ratable share (in accordance with such Lender Group’s share of the Aggregate Exposure Amount) of the balance of such Collections (such ratable share to be determined on each Business Day, solely for the purposes of this clause (ii), based upon the outstanding Aggregate Exposure Amount and the Lender Group Percentages with respect to the LC Undrawn Amount immediately preceding such Early Termination Date), (iii) the amount of any unpaid Borrowing Base Deficiency required to be held in the LC Collateral Account and (iv) the amount of fees accrued or to accrue on such Letters of Credit through the stated expiration thereof, including, without limitation, Used

Fees, Fronting Fees and Other LC Fees; and (B) on or after the LC Cash Collateral Date, the sum of (i) the Stated Amount of all such Letters of Credit, (ii) any amount necessary to Cash Collateralize any outstanding Participation Advances and any Interest thereon in connection with a Defaulting Committed Lender’s failure to fund its portion of Reimbursement Borrowings in respect of prior drawings on any such Letter of Credit, (iii) the amount of any unpaid Borrowing Base Deficiency required to be held in the LC Collateral Account and (iv) the amount of fees accrued or to accrue on such Letters of Credit through the stated expiration thereof, including, without limitation, Used Fees, Fronting Fees and Other LC Fees.
“Responsible Officer” means, with respect to any Person, the chief executive officer, the president, any vice president, the chief financial officer or the treasurer of such Person, any other officer having substantially the same authority and responsibility.
“Retail Receivable” means any indebtedness and other obligations of any Obligor, whether constituting an account, chattel paper, instrument or general intangible, representing part or all of the sales price of the non-wholesale sale of goods and/or the rendering of services by or for energy provided by any Originator to such Obligor, and includes the obligation of the Obligor thereon to pay any finance charges, fees and other charges with respect thereto, including, without limitation, with respect to any Unbilled Receivables, 100% of the amount to be or thereafter invoiced to the Obligor.
“Risk Retention Agreement” means that certain EU Risk Retention Agreement dated as of the Amendment No. 4 Effective Date among NRG Energy, Inc., the Borrower, Administrative Agent and each Originator.
“S&P” means S&P Global Ratings, a Standard & Poor’s Financial Services LLC business, or any successor.
“Sanctioned Country” means, at any time, a country or territory that is subject to comprehensive Sanctions, including the non-government controlled areas of the Kherson and Zaporizhzhia regions of Ukraine.
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, His Majesty’s Treasury of the United Kingdom.
“Santander Lender Group” means the Banco Santander, S.A. Lender Group as defined on Schedule I.
“Scheduled Termination Date” means June 17, 2027, unless such date is extended with the consent of the parties hereto; provided, that if any Lender Group has agreed to an extension of the Scheduled Termination Date, then the Scheduled Termination Date shall be the date agreed to by the Borrower and such Lender(s) or LC Issuer(s) as the termination date for such extension; provided, further, that, for purposes of commitment to make Credit Extensions or to fund Reimbursement Borrowings hereunder, the “Scheduled Termination Date” for any Early Terminating Lender Group, shall be the applicable Early Termination Date.
“SEC” means the United States Securities and Exchange Commission.
“Secured Parties” means, collectively, the Lenders, each Facility Agent, each LC Issuer, the Administrative Agent and each other Indemnified Party.
“Servicer” means NRG Retail LLC, or such other Person(s) then authorized pursuant to Section 6.01 to service, administer, bill and collect Pool Receivables.
“Servicer Default” means the occurrence of any of the following with respect to the Servicer:

(a)    the Servicer shall fail to make any payment or deposit required to be made by it hereunder or under any other Facility Document to the Borrower, the Administrative Agent or any Secured Party when due; or
(b)    the Servicer shall fail to deliver the Monthly Report on or prior to the second Business Day after the Monthly Reporting Date; or
(c)    the Servicer shall breach any term, covenant or agreement contained in this Agreement or any other Facility Document on its part to be performed or observed; or
(d)    any representation or warranty made or deemed to be made by the Servicer under this Agreement, any other Facility Document, any Monthly Report, any Borrowing Request, and Borrowing Base Certificate or any Letter of Credit Request or other written information or report delivered pursuant hereto shall, after expiration of any applicable cure period, prove to have been false or incorrect in any material respect when made or deemed made or delivered (or any representation or warranty qualified by materiality shall prove to have been false or incorrect); or
(e)    an Event of Bankruptcy shall have occurred with respect to the Servicer; or
(f)    a Material Adverse Effect with respect to the Servicer.
“Servicer Fee” means a fee with respect to each Calculation Period, payable in arrears on each Interest and Fee Payment Date for the account of the Servicer, in an amount equal to the product of (i) the aggregate Outstanding Balances of all Pool Receivables as of the last day of such Calculation Period, (ii) the Servicer Fee Rate and (iii) a fraction equal to the number of actual days elapsed in such Calculation Period divided by 360, or such other amount agreed to between the Servicer (including a successor servicer) and the Facility Agents.
“Servicer Fee Rate” means a rate per annum equal to one point seventy-five percent (1.75%).
“Servicer Fee Reserve Amount” means, at any time, an amount equal to the product of (i) the Servicer Fee Reserve Percentage at such time and (ii) the Net Receivables Balance at such time.
“Servicer Fee Reserve Percentage” means, at any time, the product of (i) the Servicer Fee Rate, (ii) 1.5, (iii) a percentage expressed as a fraction, the numerator of which is the highest Days’ Sales Outstanding for the prior twelve (12) Calculation Periods, and the denominator of which is 360.
“Settlement Date” means, the Business Day immediately following the Monthly Reporting Date.
“Specified Matter” means this Agreement, any other Facility Document, the ownership, maintenance or financing of any portion of the Aggregate Exposure Amount, the Pool Receivables, the payment of any amount due thereunder, or any obligation to advance or otherwise remit funds hereunder or to or for the benefit of a Lender under a Liquidity Agreement or other Program Support Agreement.
“Stated Amount” means, with respect to any Letter of Credit at any time, the maximum amount that remains available to be drawn thereunder in accordance with its terms at such time.
“Stress Factor” means 2.25.
“Sub-Servicer” has the meaning set forth in Section 6.01(d).
“Subordinated Note” means the Subordinated Note specified in Section 3.1 of the Receivables Sale Agreement.
“Subsidiary” means, as to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Termination Date” means the earliest to occur of: (i) the Scheduled Termination Date, (ii) the declaration or automatic occurrence of the Termination Date pursuant to Section 7.01, and (iii) in the case of any Early Terminating Lender Group, the applicable Early Termination Date.
“Total Reserve Amount” means, at any time, the sum of (i) the Loss Reserve Amount, (ii) the Dilution Reserve Amount, (iii) the Carrying Cost Reserve Amount and (iv) the Servicer Fee Reserve Amount. Notwithstanding the foregoing, Receivables for which the Obligor is not an Eligible Obligor will not be included for purposes of this calculation.
“Transaction Parties” means, collectively, the Borrower, each Originator, the Performance Guarantor and, so long as it is NRG Retail LLC or an Affiliate thereof, the Servicer.
“Truist Lender Group” means the Truist Bank Lender Group as defined on Schedule I.
“UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.
“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.
“U.S. Tax Compliance Certificate” has the meaning set forth in Section 2.14(b)(ii)(C).
“Unbilled 31-60 Day Excess Concentration Amount” means, at any time, the amount by which (a) the aggregate Outstanding Balance of all Eligible Receivables which are Unbilled Receivables that have remained unbilled for more than thirty (30) consecutive calendar days after the earlier of (i) the end of the calendar month during which the related goods were sold or the services were performed and (ii) the date on which the obligation or agreement of the related Originator to sell goods or provide services to the related Obligor is terminated exceeds (b) the product of (i) 5.0% and (ii) the aggregate Outstanding Balance of all Eligible Receivables.
“Unbilled Receivable” means a Pool Receivable that is a Retail Receivable as to which all services have been rendered in full and/or all goods have been delivered to the Obligor and is accounted for on the applicable Originator’s books and records as unbilled revenue in accordance with its current financial accounting practices but for which, at the time of determination, an invoice or any other evidence of the obligation of such Obligor thereunder has not been duly submitted to such Obligor for payment of the amount thereof. Notwithstanding the foregoing, the Outstanding Balance of all Unbilled Receivables for Obligors that are not Eligible Obligors for any Calculation Period will be deemed to be an amount agreed upon by the Borrower and the Committed Lenders in writing (which may be by email).
“Unbilled Receivables Excess Concentration Amount” means, at any time, the amount by which the aggregate Outstanding Balance of all Unbilled Receivables that are Eligible Receivables exceeds the product of (a) (i) if the Performance Guarantor has (x) a long-term local issuer credit rating of at least B from S&P and (y) a long-term corporate family rating of at least B2 from Moody’s, 60.0% or (ii) if Performance Guarantor has (x) a long-term local issuer credit rating of B- or less (or no long-term local issuer credit rating) by S&P or (y) a long-term corporate family rating of B3 or less (or no long-term local issuer credit rating) from Moody’s, 35.0% and (b) the aggregate Outstanding Balance of all Eligible Receivables.
“Unused Fee” has the meaning specified in the Fee Letter.
“Used Fee” has the meaning specified in the Fee Letter.
“Utility” means an electric and/or gas utility (or affiliated captive finance company).
“Volcker Rule” has the meaning set forth in Section 4.01(q).

“Weighted Average Term Factor” means the greater of (i) 1.0 and (ii) the weighted average payment terms (as agreed upon by the Administrative Agent and the Borrower) plus 90 divided by 120.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
SECTION 1.02. Other Terms and Constructions. Under this Agreement, all accounting terms not specifically defined herein shall be construed in accordance with GAAP as in effect in the United States, and all accounting determinations made and all financial statements prepared hereunder shall be made and prepared in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9. The words “herein,” “hereof,” and “hereunder” and other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto, as the same may from time to time be amended or supplemented and not to any particular section, subsection, or clause contained in this Agreement, and all references to Sections, Exhibits and Schedules shall mean, unless the context clearly indicates otherwise, the Sections hereof and the Exhibits and Schedules attached hereto, the terms of which Exhibits and Schedules are hereby incorporated into this Agreement. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience and do not define, limit, construe or describe the scope or intent of the provisions of this Agreement. Each of the definitions set forth in Section 1.01 hereof shall be equally applicable to both the singular and plural forms of the defined terms. Unless specifically stated otherwise, all references herein to any agreements, documents or instruments shall be references to the same as amended, restated, supplemented or otherwise modified from time to time.
SECTION 1.03. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.”
SECTION 1.04. Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the amount of such Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time.
ARTICLE II
THE COMMITMENTS AND CREDIT EXTENSIONS
SECTION 2.01. The Loan Facility.

(a)On the terms and subject to the conditions hereof, on the Effective Date, and thereafter from time to time prior to the Termination Date, the Borrower may request that the Lenders make loans (each a “Loan”) or that the LC Issuers issue, extend or modify one or more Letters of Credit for the benefit of the Borrower or its designee (an “LC Credit Extension”), in each case, subject to the terms herein. The terms and conditions of the LC Credit Extensions are set forth in Section 2.04. Subject to the terms and conditions set forth herein, each Conduit Lender may in its sole discretion, and each Committed Lender shall, only if each Conduit Lender in its Lender Group elects not to (and has notified the Borrower, the Servicer, the Administrative Agent and the related Facility Agent) or there is no Conduit Lender in a Lender Group, make such Lender Group’s share of the Loans to the Borrower in an amount, for each Lender Group, equal to its Lender Group Percentage of the amount requested by the Borrower pursuant to Section 2.02; provided that no Lender shall make any such Loan if:
(i)the Aggregate Exposure Amount shall exceed the Facility Limit at such time;
(ii)the aggregate Exposure Amount of the Lenders in any Lender Group would exceed such Lender Group’s Lender Group Limit at such time;
(iii)the aggregate Exposure Amount of any Committed Lender would exceed its Commitment; or
(iv)the Aggregate Exposure Amount shall exceed the Borrowing Base.

ARTICLE IIIEach Borrowing shall be in a minimum principal amount equal to $1,000,000 and in integral multiples of $100,000 in excess thereof for each Lender Group party hereto. Subject to the foregoing and to the limitations set forth in Section 2.05, the Borrower may borrow, prepay and reborrow the Loans hereunder.
(a)Rebalancing of Lender Group Percentages. On each Settlement Date on which the Lender Group Percentages of any Lender Groups change in connection with the start of a new Period as set forth on Schedule I, the Borrower shall be deemed to have requested a non-ratable reduction of the Principal Balance of the Loans owing to each Assigning Lender Group and a non-ratable Loan from each Assignee Lender Group, in amounts with respect to each Assigning Lender Group and Assignee Lender Group, as applicable, such that, after giving effect to such reductions and Loans, the outstanding aggregate Principal Balance of the Loans owing to each Lender Group shall be equal to such Lender Group’s Lender Group Percentage (after giving effect to the adjustments set forth on Schedule I of this Agreement, as applicable) times the Aggregate Principal Balance. For administrative convenience, the Borrower may instruct Assignee Lender Groups to fund the foregoing Loans by paying the proceeds thereof directly to the Assigning Lender Groups as the foregoing reduction in the Principal Balance owing to the Assigning Lending Groups on the Borrower’s behalf and such Assignee Lender Groups shall fund such rebalancing Loans to the Assigning Lender Groups regardless of whether the conditions precedent to a Loan set forth in Section 3.02 or otherwise in this Agreement are satisfied. For purposes of this paragraph the following terms shall have the following meanings:
“Assignee Lender Group” means a Lender Group for which the Lender Group Percentage of such Lender Group (after giving effect to such adjustments occurring on such Settlement Date, as applicable) times the Aggregate Principal Balance exceeds the outstanding Principal Balance of the Loans owing to such Lender Group at such time.
“Assigning Lender Group” means a Lender Group for which the Lender Group Percentage of such Lender Group (after giving effect to such adjustments occurring on such Settlement Date, as applicable) times the Aggregate Principal Balance is less than the outstanding Principal Balance of the Loans owing to such Lender Group at such time.

(b)Permanent Reduction of the Facility Limit. The Borrower may, from time to time upon at least fifteen (15) calendar days’ prior written notice to each Facility Agent, elect to reduce the Facility Limit in whole or in part (a “Non-Seasonal Reduction”), provided that (x) any such Non-Seasonal Reduction shall be in a minimum amount of $5,000,000 and in integral multiples of $1,000,000 in excess thereof, (y) any such Non-Seasonal Reduction shall not decrease the Facility Limit to an amount that is less than $500,000,000 and (z) after giving effect to any such Non-Seasonal Reduction and any principal payments on such date, the Aggregate Exposure Amount shall not exceed the Facility Limit. Each Non-Seasonal Reduction shall reduce each Lender Group Limit hereunder ratably in accordance with their respective Lender Group Percentages. Following any Non-Seasonal Reduction, (x) the Facility Limit shall be reduced in accordance with Schedule I for any subsequent Period for which the Commitments are to be reduced as set forth in Schedule I and (y) the Facility Limit shall not be increased in any subsequent Period, notwithstanding that Schedule I sets forth an increase in Commitments for such Period.
(c)Committed Lender’s Commitment.
(i)If a Conduit Lender chooses not to fund a Loan or a Reimbursement Borrowing under Section 2.04, its ratable share of the Loan or the Reimbursement Borrowing (in accordance with its Lender Group Percentage) shall be funded by the related Committed Lenders in its Lender Group.
(ii)The obligations of any Committed Lender to make Loans and fund Reimbursement Obligations hereunder are several from the obligations of any other Committed Lenders. The failure of any Committed Lender to make Loans or to fund Reimbursement Borrowings hereunder shall not release the obligations of any other Committed Lender to make Loans or to fund Reimbursement Borrowings hereunder, but no Committed Lender shall be responsible for the failure of any other Committed Lender to make any Loan or to fund a Reimbursement Borrowing hereunder.
SECTION 3.01. Borrowing Procedures.

(a)Borrowing Requests. The Borrower shall request a Borrowing hereunder by submitting to the Administrative Agent and each Facility Agent a written notice, substantially in the form of Exhibit A (each, a “Borrowing Request”) by 12 noon (New York City time) at least one (1) Business Day prior to the date of the proposed Borrowing (each, a “Borrowing Date”), which Borrowing Request shall: (A) specify (1) the amount of the requested Borrowing and the allocation of such amount among the Lender Groups (which shall be proportional in accordance with the Lender Group Percentages of each Lender Group), (2) the Aggregate Principal Balance after giving effect to such Borrowing, (3) the Aggregate Exposure Amount after giving effect to such Borrowing, (4) the desired Borrowing Date, and (5) the account of the Borrower to which the proceeds of such Borrowing are to be remitted and (B) certify that, after giving effect to the proposed Borrowing, no Borrowing Base Deficiency shall exist and including a Borrowing Base Certificate containing a pro forma calculation demonstrating the lack of a Borrowing Base Deficiency after giving effect to such Loan.
(b)Disbursement of Funds. On each Borrowing Date, each applicable Lender shall, upon satisfaction of the applicable conditions precedent set forth in Section 3.02, make available to the Borrower in same day funds, at the account designated in writing by the Borrower to the Administrative Agent and each Facility Agent, an amount equal to the portion of the Loan to be funded by such Lender.
SECTION 3.02. Borrowing Base Computation; Selection and Allocation of Interest Rates.

(a)Borrowing Base Computation. The Borrowing Base shall be initially computed on the date of the Initial Credit Extension hereunder. Thereafter, until the Termination Date, (i) the Servicer shall deliver a certificate in the form set forth on Exhibit D hereto (each such certificate, a “Borrowing Base Certificate”) to the email addresses specified for such certificate on Schedule II setting forth a calculation of the Borrowing Base (A) on or before the second Business Day following each Monthly Reporting Date, (B) within two (2) Business Days after a request therefor has been delivered to the Servicer at the email address specified for such requests on Schedule II by the Administrative Agent or any Facility Agent (it being understood that any request by a Facility Agent shall be directed through the Administrative Agent) and (C) in connection with each Credit Extension hereunder and (ii) the Borrowing Base shall be automatically deemed recomputed on each other Business Day prior to the Termination Date, it being understood that the Servicer shall not be required to provide reports or evidence of such automatic computation but shall only be required to deliver computations of the Borrowing Base as provided above in this Section and in Section 3.02, and further understood that a deemed recomputation of the Borrowing Base shall not give rise to any Advance Suspension Event, Event of Termination or Potential Event of Termination hereunder or under any Facility Document. With respect to each calculation of the Borrowing Base, the Total Reserve Amount used in such calculation shall be measured using the information reported in the most recent Monthly Report.
(b)Allocation of Interest Rates. Subject to the requirements set forth in this Agreement, the Administrative Agent and the Facility Agents shall from time to time, only for purposes of computing Interest with respect to each Lender, account for such Lender’s portion of the Aggregate Principal Balance in terms of one or more portions (or tranches), and the applicable Interest Rate may be different for each portion of such Aggregate Principal Balance. Each Lender’s Loans shall be allocated to each portion of the Aggregate Principal Balance by the Administrative Agent or the applicable Facility Agent to reflect the funding sources for each such portion of such Loan, so that:
(i)there will be an Interest Rate for the portion of Aggregate Principal Balance funded or maintained through the issuance of Commercial Paper Notes; and
(ii)there will be an Interest Rate for the portion of Aggregate Principal Balance not funded or maintained through the issuance of Commercial Paper Notes (including by outstanding Liquidity Advances or by funding under any Program Support Agreement);
provided, that, notwithstanding the foregoing, following an Event of Termination, all portions of the Aggregate Principal Balance funded or maintained hereunder shall accrue at the Default Rate.

SECTION 3.03. Letter of Credit Subfacility.
(a)Generally. Subject to the terms and conditions set forth herein, the LC Issuers shall make LC Credit Extensions requested by the Borrower from time to time; provided, that no LC Credit Extension shall be made if, after giving effect to such LC Credit Extension (i) a Borrowing Base Deficiency would exist, (ii) the LC Obligations would exceed the LC Sublimit as of the date of issuance of a Letter of Credit or (iii) the portion of the LC Obligations attributable to Letters of Credit issued by any LC Issuer would exceed its LC Commitment as of the date of issuance of a Letter of Credit.
(b)Letter of Credit Requests. To request an LC Credit Extension from an LC Issuer, the Borrower shall deliver a written request therefor, substantially in the form of Exhibit B hereto (each such request, a “Letter of Credit Request”) to Administrative Agent and the related Facility Agent of the applicable LC Issuer not later than 12 noon (New York City time) on the date that is at least three (3) Business Days prior to the requested Issuance Date or the Modification Date of such Letter of Credit and include a Borrowing Base Certificate containing a pro forma calculation demonstrating the lack of a Borrowing Base Deficiency after giving effect to such LC Credit Extension. Such Letter of Credit Request shall, unless otherwise agreed by the applicable LC Issuer, be irrevocable and shall specify the face amount of the requested Letter of Credit, the account party (which shall be an Originator or an Affiliate thereof) and beneficiary for the requested Letter of Credit, the requested expiration date of such Letter of Credit and the requested Issuance Date or Modification Date, as applicable, thereof; provided, that each Letter of Credit issued hereunder shall have a face amount of not less than $1,000,000; provided, further, that no LC Issuer shall have any obligation to issue, modify or extend a Letter of Credit if any Committed Lender is at that time a Defaulting Committed Lender, unless such LC Issuer is satisfied that the actual fronting exposure with respect to the Defaulting Committed Lender’s related Lender Group Percentage of any LC Obligations in respect of issued Letters of Credit or any potential fronting exposure arising from the Letter of Credit then proposed to be issued will be entirely covered by Cash Collateral (or other satisfactory arrangements with respect thereto in the sole discretion of such LC Issuer shall have been made) provided to such LC Issuer in accordance with this Agreement. Each LC Credit Extension by an LC Issuer of any Letter of Credit shall be, in addition to the conditions precedent set forth in Article III, subject to the conditions precedent that (1) the LC Cash Collateral Date shall not have occurred, (2) the form of such Letter of Credit shall be reasonably acceptable to such LC Issuer, (3) such Letter of Credit shall not be issued to a Sanctioned Person or for the benefit of, or to make funds available to, any Person to fund, finance or facilitate any activities or business of or with any Person that is, at the time of such funding, a Sanctioned Person or in any country or territory that is at the time of such funding a Sanctioned Country or in any other manner that would result in a violation of Sanctions or any other applicable Law by any Person (including such LC Issuer or any other Secured Party), (4) the Borrower (and, to the extent required by the applicable LC Issuer, the applicable Originator or such Affiliate thereof which is to be the “Account Party” with respect thereto) shall have executed and delivered such application agreement and/or such other documentation, information, instruments and agreements relating to such Letter of Credit as the applicable LC Issuer shall have reasonably requested, including all applicable “know your customer”

and anti-money laundering rules and regulations, including the PATRIOT Act (collectively, “Letter of Credit Application”), and (5) the Borrower shall have paid, prior to the issuance, amendment, modification or extension thereof, to the applicable LC Issuer, any accrued and unpaid Fronting Fees then owing to such LC Issuer and any Other LC Fees due and owing with respect to such Letter of Credit. Each Letter of Credit issued or modified in connection with an LC Credit Extension or otherwise shall comply with the provisions of Section 2.04 and the related Letter of Credit Application. The Borrower shall have the right to give instructions and make agreements with respect to any Letter of Credit Application and the disposition of documents, and to agree with Administrative Agent, the applicable Facility Agent and the applicable LC Issuer upon any amendment or extension of any Letter of Credit. In no event shall an LC Issuer be obligated to issue a modification in respect of a Letter of Credit if, on the proposed Modification Date, the applicable LC Issuer would not be obligated to issue new Letters of Credit under the terms hereof if requested or if the beneficiary does not consent to the proposed terms of the modification.
(c)LC Credit Extensions. The related Facility Agent for an LC Issuer shall promptly notify such LC Issuer and Lenders in its Lender Group of the request by the Borrower for an LC Credit Extension hereunder, and shall provide the related LC Issuer with the applicable Letter of Credit Application delivered to Administrative Agent and the applicable Facility Agent by the Borrower pursuant to clause (b) above, by the close of business on the day received or if received on a day that is not a Business Day or on any Business Day after 2:00 p.m. (New York City time) on such day, on the next Business Day.
(d)Participation Commitment. Immediately upon the issuance of each Letter of Credit by an LC Issuer (or an amendment to a Letter of Credit increasing the Stated Amount thereof), the Committed Lenders of each Lender Group shall be deemed to, and hereby irrevocably and unconditionally agree to, purchase from such LC Issuer, a participation in such Letter of Credit (as it may be so amended) and each drawing thereunder in an amount equal to their respective Lender Group Percentages of the Stated Amount of such Letter of Credit and the amount of such drawing, respectively. Such participations in such LC Credit Extensions by each Committed Lender shall constitute an agreement by such Committed Lender to make a Loan under Section 2.02 only in the event that (i) the related Letter of Credit is subsequently drawn upon and (ii) the Conduit Lenders in its Lender Group do not fund the Lender Group Percentage of a Reimbursement Borrowing in connection with such draw. In the event any Letter of Credit expires or is surrendered to the applicable LC Issuer in accordance with its terms without being drawn (in whole or in part) then, in such event, the foregoing obligation of the Committed Lenders to make such Loan in respect of such Letter of Credit shall expire to the extent of the face amount thereof which has expired or been so surrendered.
(e)Issuance of Letters of Credit. (i) Each Letter of Credit shall, among other things, (A) provide for the payment of sight drafts or other written demands for payment when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein, (B) expire at or prior to the close of business on the date that is one year after the Issuance Date or the Modification Date (if such Letter of Credit has been amended or extended); provided, however, that in accordance with clause (ii) of this subsection (e), a Letter of Credit may provide for the automatic extension thereof for additional periods which shall not extend beyond the date that is one year after its then current expiration date; provided, further, that no Letter of Credit may be extended (automatically or otherwise) on or after the LC Cash Collateral Date, and (C) be in form and substance reasonably acceptable to the applicable LC Issuer in its sole discretion.
(ii)If the Borrower so requests in any applicable Letter of Credit Request or Letter of Credit Application, each LC Issuer may, in its sole discretion, issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the LC Issuer which issued such Letter of Credit to prevent any such extension at least once in each twelve-month period (commencing with the Issuance Date of such Letter of Credit) by giving prior notice to the beneficiary thereof and the Borrower not later than the Business Day prior to the then-current LC Cash Collateral Date (the “Non-Extension

Notice Date”). Unless otherwise directed by an LC Issuer, the Borrower shall not be required to make a specific request to the applicable LC Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the LC Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than one year after the earlier of (x) its then current expiration date and (y) the day before the LC Cash Collateral Date; provided, however, that no LC Issuer shall permit any such extension if (A) such LC Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof, or (B) it has received written notice on or before the day that is five (5) Business Days before the Non-Extension Notice Date from the Administrative Agent, any Lender or any Transaction Party that one or more of the applicable conditions specified in Section 3.02 is not then satisfied and directing such LC Issuer not to permit such extension.
(iii)Each LC Issuer may, at its election, or as directed in writing by the Administrative Agent or any Facility Agent (with a copy to the Administrative Agent), deliver any notices of termination or other communications to any Letter of Credit beneficiary, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of any Auto-Extension Letter of Credit issued by such LC Issuer to be a date not later than one year after the earlier of (x) its then current expiration date and (y) the day before the LC Cash Collateral Date.
(iv)The Borrower hereby authorizes and directs each LC Issuer to name any Originator or any Affiliate of any Originator as designated by an Originator pursuant to the Receivables Sale Agreement and specified to the applicable LC Issuer in the Letter of Credit Request as the “Account Party” of each Letter of Credit.

(f)Letter of Credit Participations; Disbursements, Reimbursement. (i) In the event of any request for a drawing under a Letter of Credit issued by an LC Issuer by the beneficiary thereof, the applicable LC Issuer will promptly notify Administrative Agent, each Facility Agent, the Servicer and the Borrower of such request (the date of such notice, if such notice is delivered prior to 2:00 p.m. (New York City time) or the following Business Day, if such notice is delivered after such time, the “Drawing Date”). Unless (A) the Borrower has notified the LC Issuer, the Administrative Agent and the Facility Agents that it has deposited an amount equal to the Reimbursement Obligations with respect to such drawing in the LC Collateral Account (and the Administrative Agent has confirmed receipt of such funds) or (B) the LC Issuer notifies the Administrative Agent and the Facility Agents that the Borrower has otherwise settled such Reimbursement Obligations to the satisfaction of the LC Issuer, upon the delivery of such notice, the Borrower shall be deemed to have requested that a Loan be made ratably by the Lender Groups on such date with respect to such Letter of Credit in accordance with Section 2.02 (the funding of such Loan, a “Reimbursement Borrowing”). Any notice given pursuant to this Section 2.04(f) will be in writing, or may be oral if immediately confirmed in writing by the party giving such notice (or by the Administrative Agent on its behalf following delivery of written confirmation to the Administrative Agent).
(i)If a Reimbursement Borrowing has been requested (or deemed requested) pursuant to clause (i) above, the Conduit Lenders may, each at their option, and the related Committed Lenders shall if such Conduit Lenders decline to, make available to the applicable LC Issuer an amount in immediately available funds equal to the related Lender Group Percentage of the amount of such Reimbursement Borrowing. If any Committed Lender so notified fails to (and its related Conduit Lender(s) have elected not to) make available to such LC Issuer the amount of such Lender Group’s Lender Group Percentage of the Reimbursement Borrowing on the Drawing Date, the LC Issuer shall be deemed to have made a Participation Advance with respect to such amount, and interest shall accrue on such Participation Advance, from such date to the date on which such LC Issuer is reimbursed at a rate per annum equal to the Base Rate. From and after the Drawing Date on which the Defaulting Committed Lender failed to fund its Lender Group Percentage of the Reimbursement Borrowing, any payment of principal, Interest or other amounts received by the Administrative Agent or the Facility Agent of such Defaulting Committed Lender from the Borrower or the Servicer for the account of any Lender in the Lender Group of such Defaulting Committed Lender, shall be applied, on a pro rata basis, to the repayment of all outstanding Participation Advances that were deemed to have been made in connection with such Defaulting Committed Lender’s failure to fund its portion of Reimbursement Borrowings, together with all Interest that has accrued on such outstanding Participation Advances in accordance with this subclause (ii). Each LC Issuer will promptly give notice of the occurrence of a draw on a Letter of Credit affecting it, but failure of an LC Issuer to give any such notice upon such drawing to enable any related Committed Lender to effect such payment on such date shall not relieve any Committed Lender from its obligation under this subclause (ii), provided that such Committed Lender shall not be obligated to pay interest as provided in this subclause (ii) until and commencing from the Drawing Date. Each Committed

Lender’s obligation under this Section 2.04 shall continue until the occurrence of the Termination Date.
(g)Repayment of Letter of Credit Participation Advances. (i) Upon (and only upon) receipt by an LC Issuer for its account of immediately available funds from the Borrower (A) in reimbursement of any payment made by such LC Issuer under a Letter of Credit with respect to which any Lender has made a payment pursuant to clause (f) above, or (B) in payment of Interest on the Loans made or deemed to have been made in connection with any such draw, the applicable LC Issuer will pay to the applicable Facility Agents, ratably (based on the outstanding drawn amounts funded by each such Lender Group in respect of such Letter of Credit), in the same funds as those received by such LC Issuer; it being understood that such LC Issuer shall retain the ratable amount of such funds that were not the subject of any payment in respect of such Letter of Credit by any Lender.
(i)If an LC Issuer is required at any time to return to the Borrower, or to a trustee, receiver, liquidator, custodian, or any official in any insolvency proceeding, any portion of the payments made by the Borrower to such LC Issuer pursuant to this Agreement or any Letter of Credit issued by it in reimbursement of a payment made under any such Letter of Credit or interest or fee thereon or with respect thereto, each Facility Agent (on behalf of the Committed Lenders in its Lender Group) shall, on demand of such LC Issuer, instruct the Committed Lenders in its Lender Group to return, and such Committed Lenders shall return, to such LC Issuer the amount of its Lender Group Percentage of any amounts so returned by such LC Issuer plus interest at the Base Rate.

(h)Documentation. The Borrower agrees to be bound by the terms of the applicable Letter of Credit Application and by the applicable LC Issuer’s interpretations of any Letter of Credit it issues and by such LC Issuer’s written regulations and customary practices relating to Letters of Credit, though the terms of each Letter of Credit Application, each applicable LC Issuer’s interpretation of its Letters of Credit and each LC Issuer’s regulations and practices may be different from the Borrower’s own and from that of another LC Issuer. In the event of a conflict or inconsistency between a Letter of Credit Application and this Agreement, this Agreement shall control. It is understood and agreed that, except in the case of gross negligence or willful misconduct by an LC Issuer, as determined by a final non-applicable judgment of a Court of competent jurisdiction, such LC Issuer shall not be liable for any error, breach, negligence and/or mistakes, whether of omission or commission, in following the Borrower’s instructions or those contained in the Letters of Credit issued by it or any modifications, amendments or supplements thereto.
(i)Determination to Honor Drawing Request. In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, each LC Issuer shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit and that any other drawing condition appearing on the face of such Letter of Credit has been satisfied in the manner so set forth.
(j)Nature of Participation and Reimbursement Obligations. Each Committed Lender’s obligation in accordance with this Agreement to fund Reimbursement Borrowings as a result of a drawing under a Letter of Credit issued by the LC Issuer under this Section 2.04 that the Conduit Lender(s) in its Lender Group do not fund, and the Reimbursement Obligations of the Borrower with respect to any draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, shall not be subject to any defenses whatsoever (other than, in the case of the Committed Lenders, the occurrence of the Scheduled Termination Date or the failure of the LC Credit Extension to satisfy the terms and conditions of Section 2.04(a)), and shall be performed strictly in accordance with the terms of this Section 2.04 under all circumstances, including each of the following circumstances:
(1)any set-off, counterclaim, recoupment, defense or other right which such Committed Lender may have against an LC Issuer, any Conduit Lender, another Committed Lender, any Facility Agent, the Administrative Agent, the Borrower, the Servicer, any Originator, the Performance Guarantor or any other Person for any reason whatsoever;
(2)the failure of the Borrower or any other Person to comply with the conditions set forth in this Agreement for the making of Loans, requests for Letters of Credit or otherwise, it being acknowledged that such conditions are not required for the making of Reimbursement Borrowings hereunder;
(3)any lack of validity or enforceability of any Letter of Credit;
(4)any claim of breach of warranty that might be made by the Borrower, the Servicer, any Originator, the Performance Guarantor, the

Administrative Agent, any LC Issuer, any Facility Agent, any Lender or any other Person against the beneficiary of a Letter of Credit, or the existence of any claim, set-off, defense or other right which the Borrower, the Servicer, any Originator, the Performance Guarantor, the Administrative Agent, any LC Issuer, any Facility Agent, any Lender or any other Person may have at any time against a beneficiary, any successor beneficiary or any transferee of any Letter of Credit or the proceeds thereof (or any Persons for whom any such transferee may be acting), any LC Issuer, any Conduit Lender, any Committed Lender, any Facility Agent, the Administrative Agent or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Servicer, any Originator, the Performance Guarantor, the Borrower or any of their respective Affiliates and the beneficiary for which any Letter of Credit was procured);
(5)the lack of power or authority of any signer of, or lack of validity, sufficiency, accuracy, enforceability or genuineness of, any draft, demand, instrument, certificate or other document presented under any Letter of Credit, or any such draft, demand, instrument, certificate or other document proving to be forged, fraudulent, invalid, defective or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, even if another LC Issuer, the Administrative Agent, a Facility Agent or a Lender has been notified thereof; provided, that the foregoing shall not be construed to excuse any LC Issuer from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such LC Issuer’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof; provided, further, that, in the absence of gross negligence or willful misconduct on the part of the applicable LC Issuer (as finally determined by a court of competent jurisdiction), such LC Issuer shall be deemed to have exercised care in each such determination;
(6)payment by an LC Issuer under a Letter of Credit issued by it against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit other than as a result of the gross negligence or willful misconduct of such LC Issuer;
(7)the solvency of, or any acts or omissions by, any beneficiary of any Letter of Credit, or any other Person having a role in any transaction or obligation relating to a Letter of Credit, or the existence, nature, quality, quantity, condition, value or other characteristic of any property or services relating to a Letter of Credit;
(8)any failure by an LC Issuer or any of an LC Issuer’s Affiliates to issue any Letter of Credit in the form requested by the Borrower;

(9)any Material Adverse Effect with respect to the Borrower, the Servicer, the Performance Guarantor, any Originator or any of their respective Affiliates;
(10)any breach of this Agreement or any other Facility Document by any party thereto;
(11)the occurrence and/or continuance of an Advance Suspension Event, an Event of Termination or a Potential Event of Termination;
(12)the fact that this Agreement or the obligations of the Borrower or the Servicer hereunder shall have been terminated; and
(13)any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.
(k)Fronting Fees; Other LC Fees. With respect to each Letter of Credit, the Borrower shall pay to the applicable LC Issuer all fronting fees or similar fees with respect to such Letter of Credit in the amount and otherwise in accordance with the terms agreed in writing between the Borrower and such LC Issuer (the “Fronting Fees”). The Borrower shall pay all Fronting Fees accrued through and including the last day of each calendar month, as reflected in an invoice delivered to the Borrower in accordance with Section 2.05(a), in arrears, on the Interest and Fee Payment Date immediately succeeding the end of such calendar month. The Borrower shall pay to each LC Issuer, in addition to all other amounts due hereunder, all customary expenses incurred by each LC Issuer in connection with each Letter of Credit issued by it or the maintenance thereof and its customary drawing, amendment, extension, processing, transfer and other applicable customary fees (collectively, “Other LC Fees”). The Borrower shall pay all Other LC Fees on demand or as otherwise agreed between the Borrower and such LC Issuer.

(l)Liability for Acts and Omissions. (i) As between the Borrower, on the one hand, and each LC Issuer and each other Indemnified Party, on the other, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the respective foregoing, no Indemnified Party shall be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if such LC Issuer or such other Indemnified Party shall have been notified thereof); provided, that the foregoing shall not be construed to excuse any LC Issuer from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such LC Issuer’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof; provided, further, that, in the absence of gross negligence or willful misconduct on the part of the applicable LC Issuer (as finally determined by a court of competent jurisdiction), such LC Issuer shall be deemed to have exercised care in each such determination; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of the Borrower against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any such transferee; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (H) any consequences arising from causes beyond the control of such Indemnified Party, and none of the above shall affect or impair, or prevent the vesting of, any LC Issuer’s or any other Indemnified Party’s rights or powers hereunder. In no event shall any of such LC Issuer or other Indemnified Party be liable to the Borrower or any other Person for any indirect, consequential, incidental, punitive, exemplary or special damages or expenses (including attorneys’ fees), or for any damages resulting from any change in the value of any property relating to a Letter of Credit.
(i)Without limiting the generality of the foregoing, each LC Issuer (A) may rely on any written communication believed in good faith by such Person to have been authorized or given by or on behalf of the applicant for a Letter of Credit; (B) may honor any presentation if the documents presented appear on their face to comply with the terms and conditions of the relevant Letter of Credit; (C) may honor a previously dishonored presentation under a Letter of Credit, whether such dishonor was pursuant to a court order, to settle or compromise any claim of wrongful dishonor, or otherwise, and shall be entitled to reimbursement to the same extent as if such presentation had initially been honored, together with any interest paid by an LC Issuer or its Affiliates; (D) may honor any drawing that is payable upon presentation of a statement advising negotiation or payment, upon receipt of such statement (even if such statement indicates that a draft or other document is being delivered separately), and shall not be liable for any failure of any such draft or other document to arrive, or to conform in any way with the relevant Letter of Credit; and (E) may pay any paying or negotiating bank claiming that it rightfully honored under the laws or practices of the place where such bank is located.
(ii)In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by an LC Issuer under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith and without gross negligence or willful misconduct, as determined by a final non-appealable judgment of a court of competent jurisdiction, shall not put such LC Issuer under any resulting liability to the Borrower, the Servicer, the Performance Guarantor, any Originator, any Lender, any Facility Agent, the Administrative Agent or any other Person.
(m)Termination of Letters of Credit. An LC Issuer shall only terminate a given Letter of Credit (in whole or in part) upon receipt of appropriate documentation from the beneficiary thereof or, upon the expiration thereof in accordance with its terms. Funds remaining in the LC Collateral Account to Cash Collateralize such terminated Letter of Credit shall be applied in accordance with clause (n) of this Section 2.04.
(n)LC Collateral Account. (i) The Administrative Agent shall maintain, in the name of the Administrative Agent, on behalf of the Secured Parties, a segregated cash collateral account (such account the “LC Collateral Account”) at an Eligible Account Bank selected by the Administrative Agent into which Cash Collateral shall be deposited as and when required under the terms of this Agreement. Such deposits shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of Borrower (or, with respect to Cash Collateral deposited in respect of a Defaulting Committed Lender, such Defaulting Committed Lender) under this Agreement and the other Facility Documents. The Administrative Agent (for the benefit of the LC Issuers and the Lenders) shall have exclusive dominion and control, including the exclusive right of withdrawal, over the LC Collateral Account. Amounts on deposit in the LC Collateral Account shall not be invested.
(i)Amounts on deposit in the LC Collateral Account shall be applied by the Administrative Agent to reimburse the applicable LC Issuer and for fees related to the Letters of Credit and for any Reimbursement Obligations that have not been repaid by the Borrower or through Collections and any portion of Reimbursement Borrowings that are not funded by Defaulting Committed Lenders or, if the Termination Date has occurred to satisfy other remaining Aggregate Exposure Amounts. If on any Interest and Fee Payment Date prior to the LC Cash Collateral Date, the balance in the LC Collateral Account in respect of all outstanding Letters of Credit exceeds the Required LC Cash Collateral Amount as of such Interest and Fee Payment Date, then, unless an Event of Termination, an Advance Suspension Event or a Potential Event of Termination shall exist and be continuing, the Administrative Agent shall release the excess Cash Collateral to the Borrower.
(ii)To the extent that any Letters of Credit are outstanding and undrawn on the LC Cash Collateral Date, the LC Collateral Account shall be funded in an amount up to the Required LC Cash Collateral Amount pursuant to Section 2.07(a)(vi) or Section 2.08(b)(v), as applicable, it being understood that funds on deposit in the LC Collateral Account will not be used to fund draws prior to the Termination Date. On the Interest and Fee Payment Date after the Termination Date after which all Letters of Credit have expired or been terminated, all draws on the Letters of Credit have been reimbursed, all Participation Advances have been repaid, all Used Fees, Fronting Fees and Other LC Fees due with respect to such Letters of Credit have been paid in full and the Final Collection Date has occurred, all funds in the LC Collateral Account shall be remitted to the Borrower.
SECTION 3.04. Interest and Fees.
(a)On each Interest and Fee Payment Date, in accordance with the provisions set forth in Section 2.07 or 2.08, as applicable, the Borrower shall pay to each Facility Agent on behalf of the Lenders in its Lender Group, all accrued and unpaid Interest with respect to the Loans funded and maintained by such Lender Group and the Used Fees and Unused Fees, as calculated in accordance with the Fee Letter. On or before the second Business Day after the end of each calendar month each Facility Agent shall furnish the Borrower with an invoice setting forth the amount of the accrued and unpaid Interest, Used Fees, Unused Fees and any Fronting Fees and Other LC Fees payable to the Lenders or the LC Issuer (if applicable) in such Facility Agent’s Lender Group.
(b)On each Interest and Fee Payment Date, in accordance with the provisions set forth in Section 2.07 or 2.08, as applicable, the Borrower shall pay to the Administrative Agent the fees set forth in the Administrative Agent Fee Letter, if any.
SECTION 3.05. Repayment.
(a)Repayment on the Final Maturity Date. On or prior to the Final Maturity Date, the Borrower shall repay in full the Aggregate Principal Balance and all other Borrower Obligations and shall Cash Collateralize all outstanding Letters of Credit up to the Required LC Cash Collateral Amount.
(b)Mandatory Prepayments. The Borrower shall eliminate any Borrowing Base Deficiency prior to the occurrence of a Borrowing Base Default.
(c)Optional Prepayments. The Borrower may, at its option, prepay on any Business Day all or any portion of any Loan in accordance with this Section 2.06(c). The Borrower may do as follows:
(i)the Borrower shall deliver to the Administrative Agent, each Facility Agent and the Servicer written notice in substantially the form of Exhibit J (the “Prepayment Notice”) at least two (2) Business Days’ prior to the date of such prepayment of the Aggregate Exposure Amount, which notice shall include the amount of such proposed prepayment and the proposed date on which such prepayment will commence; and

(ii)on the proposed date of prepayment, the Servicer shall cause Collections that have been set aside pursuant to Section 2.07(b)(i) to make such prepayment;
provided, that the amount of any such prepayment as specified in the Prepayment Notice (if not a prepayment to zero of the Aggregate Principal Balance and Cash Collateral of all LC Undrawn Amounts) shall be not less than $1,000,000 and shall be an integral multiple of $100,000, and the entire Aggregate Exposure Amount after giving effect to such reduction shall be not less than $10,000,000 (unless the entire Aggregate Principal Balance shall have been reduced to zero and all LC Undrawn Amounts shall have been fully Cash Collateralized).
SECTION 3.06. Application of Collections Prior to Termination Date.
(a)On each Business Day prior to the Termination Date, the Servicer shall cause all Collections received (or deemed received pursuant to Section 2.09) on such day to be applied in the following order and priority:
(i)first, if such day is an Interest and Fee Payment Date, on a pro rata basis, (x) to the Facility Agents, on behalf of the Lenders and LC Issuers in their respective Lender Groups, accrued and unpaid Interest, Used Fees, Unused Fees, Fronting Fees and Other LC Fees, (y) to the Administrative Agent, the fees owed to it under the Administrative Agent Fee Letter and (z) to the Servicer, all accrued and unpaid Servicer Fees;
(ii)second, to the Administrative Agent, an amount equal to the Borrower Obligations owing to the Administrative Agent in respect of all costs and expenses which the Administrative Agent is entitled to have reimbursed, including pursuant to Section 10.10 incurred by it in connection with the enforcement of any Facility Document or the collection of any amounts due thereunder;
(iii)third, to any LC Issuers holding Participation Advances, ratably based on the portion of the aggregate outstanding Reimbursement Obligations owed to each until such Participation Advances are reduced to zero;
(iv)fourth, in the following order of priority, first, (x) if a Borrowing Base Deficiency exists, an amount equal to such Borrowing Base Deficiency (such amount to be allocated first, to the Lenders ratably in accordance with the portion of the Aggregate Exposure Amount held by each and second, to the LC Collateral Account to Cash Collateralize LC Undrawn Amounts) and then second, (y) if the LC Obligations owing to any LC Issuers exceed the LC Commitments of such LC Issuers, the amount necessary to cause the LC Obligations owing to such LC Issuers to be less than or equal to their respective LC Commitments (such amount to be deposited into the LC Collateral Account to Cash Collateralize LC Undrawn Amounts);
(v)fifth, from and after any Early Termination Date, on a pro rata basis, to (x) the Facility Agents of each Early Terminating Lender Group in payment of the Principal Balance of the Loans held by the Lenders in each such Lender Group and (y) the LC

Collateral Account, to Cash Collateralize the Lender Group Percentage of each Early Terminating Lender Group of the LC Undrawn Amount, in an amount equal to each such Early Terminating Lender Group’s ratable share (in accordance with such Lender Group’s share of the Aggregate Exposure Amount) of the balance of such Collections (such ratable share to be determined on each Business Day, solely for the purposes of this clause (y), based upon the outstanding Aggregate Exposure Amount and the Lender Group Percentages with respect to the LC Undrawn Amount immediately preceding such Early Termination Date), until the Principal Balance of the Loans of each such Early Terminating Lender Group are reduced to zero and the Lender Group Percentage of the LC Undrawn Amount of each such Early Terminating Lender Group is fully Cash Collateralized;
(vi)sixth, on and after the LC Cash Collateral Date, to fund the LC Collateral Account up to the Required LC Cash Collateral Amount with respect to Letters of Credit that are scheduled to expire after the Scheduled Termination Date to the extent required under Section 2.04(n)(iii);
(vii)seventh, if any Borrower Obligations (other than Interest, Used Fees, Unused Fees, Fronting Fees, Other LC Fees, the Servicer Fee and the Loans) are then due and payable by the Borrower to any Secured Party, to each such Secured Party (ratably in accordance with the amounts owing to each) the Borrower Obligations so due and payable; and
(viii)eighth, to the Borrower for application in accordance with Section 2.07(b) below (any such remittance, a “Release”); provided that, if (x) the conditions precedent for such Release set forth in Section 3.02 are not satisfied or (y) following an Advance Suspension Event, the Administrative Agent has, (A) at the request of the Majority Facility Agents (or, at any time during which there are only two Facility Agents, at the request of either Facility Agent) or (B) with the consent of the Majority Facility Agents, notified the Borrower and the Servicer that an Advance Suspension Event has occurred and that the Releases shall no longer be permitted hereunder until such Advance Suspension Event no longer exists (such notice, a “Release Suspension Notice”), then the Servicer shall, for so long as such Advance Suspension Event remains in effect or the conditions precedent for such Release set forth in Section 3.02 are not satisfied, deposit such Collections into the Collection Account or, if the Collection Account has not been established, the Designated Deposit Account, or such other account as designated by the Administrative Agent for application on the next Business Day in accordance with this Section 2.07(a) or Section 2.08, as applicable.

(b)Any Collections remitted to the Borrower pursuant to Section 2.07(a)(viii) shall be applied by the Servicer, on behalf of the Borrower: (i) first, if so requested by the Borrower, to pay or prepay (or set aside for the payment or prepayment of) Loans or to Cash Collateralize outstanding Letters of Credit, (ii) second, to pay the purchase price for Receivables to be acquired by the Borrower from one or more Originators on such day under the Receivables Sale Agreement and (iii) third, in such other manner as the Borrower may specify and that is not prohibited by the terms of the Facility Documents.
SECTION 3.07. Application of Collections After Termination Date.
(a)On the Termination Date, the Servicer shall deposit to the Collection Account or, if the Collection Account has not been established, the Designated Deposit Account, all Collections held by it on such date (including amounts previously set aside or held by it pursuant to Section 2.07(b)). On each Business Day thereafter, the Servicer shall deposit to the Collection Account or, if the Collection Account has not been established, the Designated Deposit Account, within one (1) Business Day of its receipt thereof, all Collections received by it that have not previously been deposited to the Collection Account or, if the Collection Account has not been established, the Designated Deposit Account. The Servicer shall not make any withdrawals from the Collection Account or the Designated Deposit Account during such period.
(b)On each Interest and Fee Payment Date from and after the Termination Date, the Administrative Agent, in consultation with the Servicer as needed, shall cause all Collections received since the prior Interest and Fee Payment Date, and all funds, if any, on deposit in the Collection Account and the Designated Deposit Account that have not been previously applied hereunder (including, without limitation, any investment earnings received with respect to such funds) to be applied in the following order of priority:
(i)first, to the Administrative Agent an amount equal to the Borrower Obligations (other than those described in clause (iii) below) owing to the Administrative Agent in respect of fees due to it and all costs and expenses which the Administrative Agent is entitled to have reimbursed, including pursuant to Section 10.10 incurred by it in connection with the enforcement of any Facility Document or the collection of any amounts due thereunder;
(ii)second, to the Servicer the accrued and unpaid Servicer Fee;
(iii)third, to the Administrative Agent, to be distributed to each Facility Agent, for the benefit of the Lenders and LC Issuers in its Lender Group, and to itself in payment of all accrued and unpaid Interest, Used Fees, Unused Fees, Fronting Fees, Other LC Fees, and Other Fees and the fees owed under the Administrative Agent Fee Letter then due and payable, ratably in accordance with such amounts owed to such parties;
(iv)fourth, to any LC Issuers holding Participation Advances, ratably based on the portion of the aggregate outstanding Reimbursement Obligations owed to each until such Participation Advances are reduced to zero;

(v)fifth, to fund the LC Collateral Account up to the Required LC Cash Collateral Amount as required under Section 2.04(n)(iii);
(vi)sixth, to the Administrative Agent, to be distributed to each Facility Agent, for the benefit of the Lenders and LC Issuers in its Lender Group, in reduction of the Aggregate Exposure Amount then due and payable (such amount to be allocated ratably in accordance with such amounts owed to such parties) until the Aggregate Principal Balance is reduced to zero;
(vii)seventh, if any Borrower Obligations (other than the amounts paid pursuant to clauses (i) through (vi) above) are then due and payable by the Borrower to any Secured Party, to each such Secured Party (ratably in accordance with the amounts owing to each) the Borrower Obligations so due and payable;
(viii)eighth, on the Final Collection Date, remit any remaining funds to the Borrower.
SECTION 3.08. Deemed Collections. If (a) on any day the Outstanding Balance of any Pool Receivable is either reduced or canceled as a result of a Dilution Factor, the Borrower shall be deemed to have received on such day, an amount equal to the amount of such reduction, or in the case of a cancellation, the Outstanding Balance of such Diluted Receivable and (b) if the representations and warranties made by an Originator with respect to a Receivable in Article V of the Receivables Sale Agreement is not true, the Borrower shall be deemed to have received on such day, an amount equal to the Outstanding Balance of such Receivable and the related Originator shall be obligated to pay such deemed collection to the Borrower pursuant to Section 3.3 of the Receivables Sale Agreement; provided, that such deemed Collections may be applied to the purchase price paid to the applicable Originator for newly purchased Receivables to the extent permitted under the Receivables Sale Agreement. If the Borrower on any day receives payments from the Originator or Servicer on Collections deemed to have been received pursuant to this Section 2.09 from and after the Termination Date, on such day the Borrower shall pay an amount of funds equal to such received deemed Collections to the Servicer for allocation and application in accordance with Section 2.08.
SECTION 3.09. Payments and Computations, Etc.

(a)All amounts to be paid or deposited by the Borrower or the Servicer hereunder or under any other Facility Document to the Administrative Agent or any Secured Party shall be made without reduction for offset or counterclaim and shall be paid or deposited no later than noon (New York, New York time) on the day when due in same day funds to the account for each Lender maintained by the applicable Facility Agent as may be designated from time to time by such Facility Agent to the Borrower and the Servicer. All amounts received after 4:00 p.m. (New York city time) will be deemed to have been received on the next Business Day. Except as expressly set forth herein, each Facility Agent shall distribute the amounts paid to it hereunder for the benefit of the Lenders in its Lender Group to the Lenders within its Lender Group ratably (x) in the case of such amounts paid in respect of Interest and fees, according to the Interest and fees payable to such Lenders and (y) in the case of such amounts paid in respect of the Aggregate Principal Balance (or in respect of any other obligations other than Interest and fees), according to the outstanding portions of the Aggregate Principal Balance funded by such Lenders.
(b)The Borrower (with respect to amounts payable by the Borrower) or the Servicer (with respect to amounts payable by the Servicer), as the case may be, shall, to the extent permitted by law, pay interest on any amount not paid or deposited by the Borrower or the Servicer, as the case may be, when due and payable hereunder, at the Default Rate, payable on demand; provided, that such rate shall not at any time exceed the maximum rate permitted by applicable Law.
(c)All computations of interest under clause (b) and all computations of Interest, fees and other amounts hereunder shall be made on the basis of a year of 360 days (or 365 or 366 days, as applicable, with respect to Interest or other amounts calculated by reference to the Base Rate) for the actual number of days elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next Business Day and such extension of time shall be included in the computation of such payment or deposit.
SECTION 3.10. SOFR Rate Unascertainable; Increased Costs; Illegality; Benchmark Replacement Setting.
(a)Unascertainable; Increased Costs. If, on or prior to the first day of an Interest Period:
(i)the Administrative Agent shall have determined (which determination shall be conclusive and binding absent manifest error) that (x) the Term SOFR Rate cannot be determined pursuant to the definition thereof; or (y) a fundamental change has occurred with respect to the Term SOFR Rate (including, without limitation, changes in national or international financial, political or economic conditions); or
(ii)any Lender determines that for any reason that the Term SOFR Rate for any requested Interest Period does not adequately and fairly reflect the cost to such Lender of funding such Lender’s Loans, and such Lender has provided notice of such determination to the Administrative Agent;
the Administrative Agent shall have the rights specified in Section 2.11(c).

(b)Illegality. If at any time any Lender shall have determined that the making, maintenance or funding of any Loan accruing Interest by reference to the Term SOFR Rate has been made impracticable or unlawful, by compliance by such Lender in good faith with any applicable Law or any interpretation or application thereof by any Governmental Authority or with any request or directive of any such Governmental Authority (whether or not having the force of applicable Law), then the Lender shall have the rights specified in Section 2.11(c).
(c)Administrative Agent’s and Lender’s Rights. In the case of any event specified in Section 2.11(a), the Administrative Agent shall promptly so notify the Lenders and the Borrower thereof, and in the case of an event specified in Section 2.11(b), such Lender shall promptly so notify the Administrative Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Administrative Agent shall promptly send copies of such notice and certificate to the other Lenders and the Borrower.
Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (i) the Lenders, in the case of such notice given by the Administrative Agent, or (ii) such Lender, in the case of such notice given by such Lender, to fund, and the right of the Borrower to select, convert or renew, a Loan accruing Interest by reference to the Term SOFR Rate shall be suspended (to the extent of the affected Interest Periods) until the Administrative Agent shall have later notified the Borrower, or such Lender shall have later notified the Administrative Agent and the Borrower, of the Administrative Agent’s or such Lender’s, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist.
If at any time the Administrative Agent or a Lender makes a determination under Sections 2.11(a) or (b), (A) if the Borrower has delivered a Borrowing Request for an affected Loan that has not yet been made, such Borrowing Request shall be deemed to have requested a Loan accruing Interest at the Base Rate and (B) any outstanding affected Loan (or portion thereof) shall be deemed to have been converted into a Loan accruing Interest at the Base Rate at the end of the applicable Interest Period; provided that the Borrower may revoke any such Borrowing Request (without penalty) prior to the borrowing of such Loan upon written notice to the Administrative Agent.
(d)Benchmark Replacement Setting.
(i)Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Facility Document, if a Benchmark Transition Event and its related Benchmark Replacement Date has occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Facility Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Facility Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Facility Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark

Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Facility Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Facility Agents comprising the Majority Facility Agents.
(ii)Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement, the Administrative Agent will have the right (in consultation with the Borrower) to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Facility Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Facility Document.
(iii)Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Facility Agents of (A) any occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (iv) below and (E) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.11, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Facility Document except, in each case, as expressly required pursuant to this Section 2.11.
(iv)Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Facility Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (I) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (II) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definitions) for any Benchmark settings at or after such time to remove any tenor of such Benchmark that is unavailable or a non-representative tenor; and (B) if a tenor that was removed pursuant to clause (A) above either (I) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (II) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definitions) for any Benchmark settings at or after such time to reinstate such previously removed tenor.

(v)Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a Loan to be made at the then-current Benchmark, conversion to or continuation of a Loan bearing Interest based on the then-current Benchmark to be made, converted or continued during any Benchmark Unavailability Period and, failing that, (i) the Borrower will be deemed to have converted any such request into a request for a Loan to be made at the Base Rate and (ii) any outstanding Loans accruing Interest by reference to the Term SOFR Rate will be deemed to have been converted into Loans accruing Interest by reference to the Base Rate. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.
(e)Certain Defined Terms. As used in this Section 2.11:
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate or is based on a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed pursuant to Section 2.11(d)(iv).
“Benchmark” means, initially, the Term SOFR Rate; provided that if a Benchmark Transition Event has occurred with respect to the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to this Section 2.11(d).
“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the first applicable alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:
(1)the sum of: (A) Daily Simple SOFR and (B) the SOFR Adjustment; and
(2)the sum of (A) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor, giving due consideration to (x) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (y) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment;
provided that, if the Benchmark Replacement would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Facility Documents; and provided further, that any Benchmark Replacement shall be administratively feasible as determined by the Administrative Agent in its sole discretion.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor, giving due consideration to (A) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Conforming Changes” means, with respect to the either the use or administration of Term SOFR Rate or the use, administration, adoption or implementation of any Benchmark Replacement in relation thereto, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”) timing and frequency of determining rates and the timing of making payments of Interest, timing of purchase requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of the Term SOFR Rate or such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Term SOFR Rate or the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Facility Documents).
“Benchmark Replacement Date” means a date and time determined by the Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark:
(1)in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (A) the date of the public statement or publication of information referenced therein and (B) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(2)in the case of clause (3) of the definition of “Benchmark Transition Event,” the date determined by the Administrative Agent, which date shall promptly follow the date of the public statement or publication of information referenced therein.
For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means, the occurrence of one or more of the following events, with respect to the then-current Benchmark:
(1)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(2)a public statement or publication of information by a Governmental Authority having jurisdiction over the Administrative Agent, the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(3)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) or a Governmental Authority having jurisdiction over the Administrative Agent announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Facility Document in accordance with this Section 2.11(d) titled “Benchmark Replacement Setting” and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Facility Document in accordance with this Section 2.11(d) titled “Benchmark Replacement Setting.”
“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.
“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”) SOFR for the day (the “SOFR Determination Date”) that is 2 Business Days prior to (i) such SOFR Rate Day if such SOFR Rate Day is a Business Day or (ii) the Business Day immediately preceding such SOFR Rate Day if such SOFR Rate Day is not a Business Day, in each case, as such SOFR is published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source identified by the Federal Reserve Bank of New York or its successor administrator for the secured overnight financing rate from time to time. If Daily Simple SOFR as determined above would be less than the SOFR Floor, then Daily Simple SOFR shall be deemed to be the SOFR Floor. If SOFR for any SOFR Determination Date has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (New York City time) on the second Business Day immediately following such SOFR Determination Date, then SOFR for such SOFR Determination Date will be SOFR for the first Business Day preceding such SOFR Determination Date for which SOFR was published in accordance with the definition of “SOFR”; provided that SOFR determined pursuant to this sentence shall be used for purposes of calculating Daily Simple SOFR for no more than 3 consecutive SOFR Rate Days. If and when Daily Simple SOFR as determined above changes, any applicable rate of interest based on Daily Simple SOFR will change automatically without notice to the Borrower, effective on the date of any such change.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Term SOFR Rate or, if no floor is specified, zero.
“Reference Time” means, with respect to any setting of the then-current Benchmark means (i) if such Benchmark is the Term SOFR Rate, the Term SOFR Determination Date (as such term is defined in the definition of Term SOFR Rate), (ii) if such Benchmark is Daily SOFR, the SOFR Determination Date (as such term is defined in the definition of Daily SOFR) and (iii) if such Benchmark is not the Term SOFR Rate or Daily SOFR, the time determined by the Administrative Agent in its reasonable discretion.
“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.
“SOFR” means, for any day, a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Adjustment” means ten basis points (0.10%).
“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“SOFR Floor” means a rate of interest per annum equal to zero basis points (0.00%).
“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).
“Term SOFR Rate” means, with respect to any amount for which the Term SOFR Reference Rate applies, (i) the Term SOFR Reference Rate for a term of one-month on the day (the “Term SOFR Determination Date”) that is two (2) Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator and (ii) the SOFR Adjustment. If the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator or replaced with a Benchmark Replacement by 5:00 p.m. (New York City time) on the Term SOFR Determination Date, then the Term SOFR Reference Rate shall be the Term SOFR Reference Rate for such tenor on the first Business Day preceding such Term SOFR Determination Date for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator in accordance herewith, so long as such first preceding Business Day is not more than three (3) Business Days prior to such Term SOFR Determination Date. If the Term SOFR Rate, determined as provided above, would be less than the SOFR Floor, then the Term SOFR Rate shall be deemed to be the SOFR Floor.
“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
(f)Neither the Administrative Agent nor any Facility Agent warrants or accepts any responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, Daily Simple SOFR, the Term SOFR Reference Rate, or the Term SOFR Rate, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, Daily Simple SOFR, the Term SOFR Reference Rate, or the Term SOFR Rate, or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. The Administrative Agent, the Facility Agents and their affiliates and/or other related entities may engage in transactions that affect the calculation of the Base Rate, Daily Simple SOFR, the Term SOFR Reference Rate, the Term SOFR Rate, any alternative, successor or replacement rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower and its affiliates. The Administrative Agent or any Facility Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, Daily Simple SOFR, the Term SOFR Reference Rate, the Term SOFR Rate, or any other Benchmark, or any component definitions thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, the Administrative Agent, any Facility Agent, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
SECTION 3.11. Increased Costs.

(a)Generally. If (A) the adoption after the date hereof of any Regulatory Change or any change therein after the date hereof, (B) any change after the date hereof in the interpretation or administration of any Regulatory Change by any Governmental Authority charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such Governmental Authority, or (c) without regard to the date of adoption, effectiveness or implementation, any of the following or any Regulatory Change promulgated by any Governmental Authority in connection with any of the following: (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act, or (y) any accord or other pronouncement of the Bank for International Settlements, the Basel Committee on Banking Supervision or any successor or similar authority, shall:
(i)subject any Affected Person to any Taxes with respect to any Specified Matter (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes);
(ii)impose, modify or deem applicable any reserve, assessment, fee, insurance charge, special deposit, requirement for the maintenance of assets or capital, liquidity or similar requirement against assets of, deposits with or for the account of, liabilities of or credit extended by, any Affected Person or shall impose on any Affected Person or on the United States market for commercial paper or the London interbank market any other condition affecting or otherwise in respect of any Specified Matter; or
(iii)impose any other condition the result of which is to increase the cost to an Affected Person of performing its obligations under or in connection with this Agreement, or to reduce the rate of return on Affected Person’s capital or assets as a consequence of its obligations under or in connection with this Agreement, or to reduce the amount of any sum received or receivable by an Affected Person, or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, promptly following demand by such Affected Person through the Administrative Agent, the Borrower shall pay to the Administrative Agent for the benefit of such Affected Person, such additional amount or amounts as will compensate such Affected Person for such Tax, increased cost or reduction. Notwithstanding the foregoing, no Affected Person shall be entitled to request or receive any such additional amounts for any Tax, increased cost or reduction unless such Affected Person is otherwise generally requesting similar additional amounts from other similarly situated Persons under facilities similar to the facility provided by this Agreement.

(b)[Reserved].
(c)Delay in Requests. Failure or delay on the part of any Affected Person to demand compensation pursuant to this Section shall not constitute a waiver of such Affected Person’s right to demand such compensation; provided that the Borrower shall not be required to compensate an Affected Person pursuant to this Section for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Affected Person notifies the Borrower of the Regulatory Change giving rise to such increased costs or reductions and of such Affected Person’s intention to claim compensation therefor (except that, if the Regulatory Change giving rise to such increased costs or reductions is retroactive, then the 180 day period referred to above shall be extended to include the period of retroactive effect thereof).
SECTION 3.12. Indemnity for Taxes.
(a)Any and all payments by or on account of any obligation of the Borrower hereunder shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law requires the deduction or withholding of any Tax from any such payment by the Borrower, then the Borrower shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Affected Person receives an amount equal to the sum it would have received had no such deduction or withholding been made. Subject to Section 2.13(b), the Borrower shall indemnify each Affected Person for the full amount of any Indemnified Taxes including Indemnified Taxes imposed or asserted on or attributable to amount payable under this Section payable or paid by such Affected Person or required to be withheld or deducted from a payment to such Affected Person.

(b)Each Affected Person will promptly notify the Borrower in writing of any event of which it has knowledge, which will entitle such Affected Person to compensation pursuant to this Section 2.13; provided, however, that failure of any Affected Person to demand indemnification for any Indemnified Taxes shall not constitute a waiver of such right to indemnification, except that the Borrower shall not be required to indemnify an Affected Person for Taxes under this Section 2.13 unless such Affected Person notifies the Borrower of such claim no later than 180 days after such Affected Person has knowledge of such Taxes being imposed or arising. Any notice claiming compensation under this Section 2.13 shall set forth in reasonable detail the additional amount or amounts to be paid to it hereunder and shall be conclusive in the absence of manifest error. The Borrower shall be obligated to pay any claim for Indemnified Taxes within 10 days upon receipt of such written notice (other than Indemnified Taxes and expenses payable by reason of the action or inaction of the applicable Affected Person); provided that if the Borrower reasonably believes that such Taxes were not correctly or legally asserted, the Affected Person will use reasonable efforts to cooperate with the Borrower to obtain a refund of such Taxes (which shall be paid in accordance with Section 2.13(c)) so long as such efforts would not, in the sole determination of the Affected Person, result in any additional costs or expenses or be otherwise disadvantageous to the Affected Person.
(c)The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse for the payment of, any Other Taxes.
(d)If an Affected Person determines, in its sole discretion, exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by the Borrower, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.13 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses of such Affected Person and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund net of any applicable Taxes payable in respect of such interest); provided, that the Borrower agrees to repay each such Affected Person, promptly after the request of such Affected Person, the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such Affected Person is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary, in no event will any Affected Person be required to pay any amount to the Borrower the payment of which would place such Affected Person in a less favorable net after-Tax position than such Affected Person would have been in if the Taxes subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Taxes had never been paid. This Section 2.13 shall not be construed to require any Affected Person to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the Borrower or any other Person.

(e)If any Lender requests compensation under Section 2.12, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to this Section 2.13, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its portion of Aggregate Exposure Amount hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or Section 2.13, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense, would not otherwise be disadvantageous or burdensome to such Lender and would not otherwise require such Lender to take any action inconsistent with its internal policies or legal or regulatory restrictions. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(f)(I) If any Lender requests compensation under Section 2.12, the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with paragraph (e) of this Section, (II) if any Committed Lender becomes a Defaulting Committed Lender or (III) if any Lender is a Non-Consenting Lender, then, in each case, the Borrower may, at its sole expense and effort, upon notice to the Facility Agent of such Lender Group and the Administrative Agent, require such Lender Group to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.03), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.12 or Section 2.13) and obligations under this Agreement and the related Specified Matter to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:
(i)the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 10.03;
(ii)the Borrower shall have received consent from the Administrative Agent and each LC Issuer (other than any LC Issuer that is part of the Lender Group that is being replaced), which consent shall not be unreasonably withheld or delayed;
(iii)such Lender Group shall have received payment of an amount equal to the outstanding principal of its Aggregate Exposure Amount, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
(iv)in the case of any assignment by a Lender Group resulting from a Lender in such Lender Group becoming a Non-Consenting Lender, the applicable assignee Lender Group shall have consented to the applicable amendment, waiver or consent;

(v)in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.13, such assignment will result in a reduction in such compensation or payments thereafter;
(vi)such assignment does not conflict with applicable Law; and
(vii)all Letters of Credit issued by the LC Issuer in such Lender Group shall have been canceled or terminated and all accrued and unpaid fees related thereto shall have been paid in full.
A Lender Group shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.
SECTION 3.13. Taxes; FATCA.
(a)Each Lender shall deliver to the Borrower and to the Administrative Agent, on the Effective Date (or, if later, on the date on which it becomes a Lender), or at the time or times prescribed by applicable Laws, or when reasonably requested by the Borrower, the Servicer, the Performance Guarantor or the Administrative Agent, and each Affected Person (other than the Lenders) shall deliver to the Borrower and to the Administrative Agent, on or prior to receipt of its first payment under any Facility Document, such properly completed and executed documentation prescribed by applicable Laws or by the relevant Governmental Authority of any jurisdiction and such other reasonably requested information as will permit the Borrower, the Servicer, Performance Guarantor, the Administrative Agent or the applicable Facility Agent, as the case may be, to determine (i) whether or not payments made hereunder are subject to Taxes, (ii) if applicable, the required rate of withholding or deduction, and (iii) such Lender’s (or such other Affected Person’s) entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Lender (or such other Affected Person) by the Borrower pursuant to this Agreement or otherwise to establish such Lender’s (or such other Affected Person’s) status for withholding Tax purposes in the applicable jurisdiction.
(b)Without limiting the generality of the foregoing:
(i)Each Lender (and each Affected Person, other than the Lenders, that receives a payment under any Facility Document) that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Borrower and the Administrative Agent executed copies of IRS Form W-9 certifying that such Lender or Affected Person is exempt from United States federal backup withholding tax; and
(ii)each Lender (and each Affected Person, other than the Lenders, that receives a payment under any Facility Document) that is organized under the Laws of a jurisdiction other than the United States (including each State thereof and the District of Columbia) (a “Foreign Lender” and a “Foreign Affected Party”, respectively) that is entitled under the Code or any applicable treaty to an exemption from or reduction of withholding Tax with respect to payments hereunder shall deliver to the Borrower and the

Administrative Agent (in such number of copies as shall be reasonably requested by the Borrower or the Administrative Agent) on or prior to the date on which such Foreign Lender becomes a Lender with respect to this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), or in the case of a Foreign Affected Party, on or prior to receipt of its first payment under any Facility Document, whichever of the following is applicable:
(A)    in the case of a Foreign Lender (or Foreign Affected Party), claiming eligibility for benefits of an income tax treaty to which the United States is a party, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable,
(B)    executed copy of IRS Form W-8ECI,
(C)    in the case of a Foreign Lender (or Foreign Affected Party) claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate (a “U.S. Tax Compliance Certificate” in the form contained in Exhibit L-1) to the effect that such Foreign Lender (or Foreign Affected Party) is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of section 871(h)(3)(A) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code, and (y) executed copies of IRS Form W 8BEN or IRS Form W-8BEN-E, as applicable, or
(D)    to the extent a Foreign Lender (or Foreign Affected Party) is not the beneficial owner, executed copies of IRS Form W-8IMY and all required supporting documentation, including, without limitation, IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit L-2 or Exhibit L-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided, that if the Foreign Lender (or Foreign Affected Party) is a partnership and one or more direct or indirect partners of such Foreign Lender (or Foreign Affected Party) are claiming the portfolio interest exemption, such Foreign Lender (or Foreign Affected Party) may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit L-4 on behalf of any such direct or indirect partner, or
(E)    duly completed executed copies of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in United States federal withholding Tax together with such supplementary documentation as may be prescribed by applicable Laws to permit the Borrower, the Performance Guarantor or the Administrative Agent to determine the withholding or deduction required to be made.

(iii)If a payment made hereunder to any Lender (or other Affected Person) would be subject to United States federal withholding Tax imposed by FATCA if such Lender (or such other Affected Person) were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender (or such other Affected Person) shall deliver to the Borrower, the applicable Facility Agent and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower, the applicable Facility Agent or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower, the applicable Facility Agent or the Administrative Agent as may be necessary for the Borrower, the applicable Facility Agent or the Administrative Agent to comply with its obligations under FATCA and to determine that such Lender (or such other Affected Person) has complied with such Lender’s (or such other Affected Person’s) obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (iii), “FATCA” shall include any amendments made to FATCA after the Effective Date.
(c)Each Lender (and each Affected Person, other than the Lenders, that receives a payment under any Facility Document) shall promptly notify the Borrower, the applicable Facility Agent and the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.
SECTION 3.14. Security Interest. As security for the performance by the Borrower of all the terms, covenants and agreements on the part of the Borrower to be performed under this Agreement or any other Facility Document, including the payment when due of all Borrower Obligations, the Borrower hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in all of the Borrower’s right, title and interest in, to and under the following (collectively, the “Collateral”):

(a)all Pool Receivables, whether now owned and existing or hereafter acquired or arising, together with all Related Security and Collections with respect thereto;
(b)the Collection Account, the LC Collateral Account, each Deposit Account and each Lock-Box, including, without limitation, (i) all Collections held therein and all certificates and instruments, if any, from time to time representing or evidencing any of such accounts or any Collections held therein, (ii) all investment property and other financial assets representing Collections or proceeds thereof held in, or acquired with funds from, such accounts and all certificates and instruments from time to time representing or evidencing such investment property and financial assets, (iii) all notes, certificates of deposit and other instruments from time to time hereafter delivered or transferred to, or otherwise possessed by, the Administrative Agent in substitution for any of the then existing accounts and (iv) all interest, dividends, cash, instruments, financial assets, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of such accounts, in each case, related to Pool Receivables; and
(c)to the extent not included in the foregoing, all Proceeds of any and all of the foregoing.
The Borrower hereby authorizes the filing of financing statements, and continuation statements and amendments thereto and assignments thereof, describing the collateral covered thereby as “all of debtor’s personal property or assets whether now owned or hereafter acquired” or words to that effect, notwithstanding that such wording may be broader in scope than the collateral described in this Section 2.15. This Agreement shall constitute a security agreement under applicable law. Each of the Borrower, each Lender, each LC Issuer and the Administrative Agent represents and warrants as to itself that each remittance of Collections and other property by the Borrower hereunder will have been (i) in payment of a debt incurred by the Borrower in the ordinary course of business or financial affairs of the Borrower, the Lenders, the LC Issuers and the Administrative Agent and (ii) made in the ordinary course of business or financial affairs of the Borrower, the Lenders, the LC Issuers and the Administrative Agent.
SECTION 3.15. Release of Security Interest. After giving effect to the distributions made pursuant to Section 2.08 on the Final Collection Date, the security interest granted pursuant to Section 2.15 shall terminate. If a Receivable has been reconveyed to an Originator pursuant to Section 3.4 of the Receivables Sale Agreement, the security interest in such Receivable and the Related Security with respect thereto shall automatically terminate. The Administrative Agent shall execute and deliver to the Borrower, at the Borrower’s expense, all documents that the Borrower shall reasonably request to evidence such termination or release and shall perform such other actions reasonably requested by the Borrower to effect and document such release.
SECTION 3.16. Evidence of Debt. Each Lender shall maintain an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the outstanding principal balance of such Loans and the amount of Interest payable and paid to such Lender from time to time hereunder. The entries made in such accounts of the Lenders shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided, however, that the failure of any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.
SECTION 3.17. Conforming Changes Relating to Term SOFR Rate. With respect to the Term SOFR Rate, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Facility Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Facility Document; provided that, with respect to any such amendment effected, the Administrative Agent shall provide notice to the Borrower and the Lenders of each such amendment implementing such Benchmark Replacement Conforming Changes reasonably promptly after such amendment becomes effective.
ARTICLE III
CONDITIONS OF EFFECTIVENESS AND LOANS
SECTION 3.01. Conditions Precedent to Effectiveness and Initial Credit Extension.
(a)As conditions precedent to the effectiveness of this Agreement, (i) the Facility Agents shall have received each of the documents, instruments, legal opinions and other agreements listed on Exhibit G, together with all fees due and payable on the date hereof and on the Effective Date; (ii) since December 31, 2019, no event has occurred which would have a Material Adverse Effect and (iii) each Facility Agent shall have completed satisfactory due diligence and audits with respect to each Originator, the Borrower, the Servicer, the Performance Guarantor and the Receivables and each Lender and LC Issuer shall have received all necessary credit approvals in order to consummate the transactions contemplated by this Agreement; provided that the foregoing clause (iii) shall be deemed to be satisfied with respect to each Facility Agent upon execution and delivery of this Agreement by such Facility Agent.
(b)As conditions precedent to the Initial Credit Extension hereunder, (i) all of the conditions precedent to the effectiveness of this Agreement set forth in paragraph (a) above shall have been satisfied; and (ii) since December 31, 2019, no event has occurred which would have a Material Adverse Effect.
SECTION 3.02. Conditions Precedent to All Credit Extensions and Releases. Each Credit Extension (including, without limitation, the Initial Credit Extension) made by the Lenders or one or more LC Issuers, as the case may be, to the Borrower and each Release, shall be subject to the further conditions precedent that on the date of each Credit Extension or Release, each of the following shall be true and correct both before and immediately after giving effect to such Credit Extension or Release, as applicable:

(a)(i) each Facility Agent shall have received from the Servicer the Monthly Report most recently required to be delivered pursuant to Section 5.05, (ii) in the case of a Credit Extension that is a Loan, the Administrative Agent and each Facility Agent shall have received a Borrowing Request and (iii) in the case of a Credit Extension that is an LC Credit Extension, the Administrative Agent and the Facility Agent for the applicable LC Issuer shall have received a Letter of Credit Request.
(b)the representations and warranties contained in Article IV shall be correct in all material respects (except that the materiality standard in this clause (b) shall not apply to any such representation or warranty that is qualified by a materiality standard by its terms) on and as of such date as though made on and as of such date unless such representation and warranties by their terms refer to an earlier date, in which case they shall be correct on and as of such earlier date;
(c)no event has occurred and is continuing, or would result from such Credit Extension or Release, which constitutes an Event of Termination, a Servicer Default, a Potential Event of Termination or a Potential Servicer Default after taking into account application of Collections, prepayments and purchases of Receivables to occur on such date;
(d)with respect to any Credit Extension, no event has occurred and is continuing, or would result from such Credit Extension which constitutes an Advance Suspension Event after taking into account application of Collections, prepayments and purchases of Receivables to occur on such date;
(e)with respect to any Release, no Release Suspension Notice has been delivered with respect to any Advance Suspension Event that remains in effect;
(f)the Termination Date has not occurred; and
(g)no Borrowing Base Deficiency shall exist.
Each delivery of a Borrowing Request to the Administrative Agent and the Facility Agents or of a Letter of Credit Request to the Administrative Agent and the Facility Agent for the applicable LC Issuer, and the acceptance by the Borrower of the proceeds of any Borrowing or any Release or of any Letter of Credit as contemplated in Section 2.04, shall constitute a representation and warranty by the Borrower that, as of the date of such Credit Extension or Release, both before and after giving effect thereto and the application of the proceeds thereof, each of the applicable statements set forth in clauses (a) through (g) above are true and correct.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
SECTION 4.01. Representations and Warranties of the Borrower. The Borrower represents and warrants on and as of the Effective Date and on and as of each day until the Final Collection Date:
(a)Due Formation and Good Standing. The Borrower is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware (or such other jurisdiction pursuant to Section 5.03(g)) and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified, other than where failure to be so qualified could not be reasonably expected to have a Material Adverse Effect.

(b)Due Authorization and No Conflict. The execution, delivery and performance by the Borrower of this Agreement, the Receivables Sale Agreement and all other Facility Documents to which it is a party, and the transactions contemplated hereby and thereby, are within the Borrower’s limited liability company powers, have been duly authorized by all necessary limited liability company action and do not contravene or constitute a default (i) under any provision of applicable law, tariff or regulation, (ii) of the Borrower’s certificate of formation or limited liability company agreement or (iii) of any agreement, judgment, injunction, decree or other instrument binding upon the Borrower, except in the case of clauses (i) or (iii) above, any contravention or default that could not be reasonably expected to have a Material Adverse Effect, or result in the creation or imposition of any Adverse Claim on any asset of the Borrower. This Agreement, the Receivables Sale Agreement and the other Facility Documents to which the Borrower is a party have been duly executed and delivered on behalf of the Borrower.
(c)Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Borrower of this Agreement, the Receivables Sale Agreement or any other agreement, document or instrument to be delivered by it hereunder that has not already been given or obtained, except for filings under the UCC required under Article III.
(d)Enforceability of Facility Documents. Each of this Agreement, the Receivables Sale Agreement and each other Facility Document to be delivered by the Borrower in connection herewith, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the Enforceability Exceptions.
(e)No Litigation. There are no actions, suits or proceedings pending, or to the knowledge of the Borrower threatened, against the Borrower or the property of the Borrower, in any court, or before any arbitrator of any kind, or before or by any Governmental Authority. The Borrower is not in default with respect to any order of any court, arbitrator or Governmental Authority.
(f)Perfection of Interest in Collateral. Each Pool Receivable is owned by the Borrower free and clear of any Adverse Claim, and the Administrative Agent, for the benefit of the Secured Parties, has a first priority perfected security interest in each Pool Receivable, and in the Related Security, Collections and other Collateral, in each case free and clear of any Adverse Claim. This Agreement creates a security interest in favor of the Administrative Agent, on behalf of the Secured Parties, in each Pool Receivable, and in the Related Security, Collections and other Collateral. No effective financing statement or other instrument similar in effect, is filed in any appropriate recording office listing the Borrower as debtor or seller, covering any Collateral except such as may be filed in favor of the Administrative Agent in accordance with this Agreement, and no effective financing statement or other instrument similar in effect, is filed in any recording office listing any Originator as a debtor or seller, covering any Collateral except (i) as may be filed in favor of the Borrower and assigned to the Administrative Agent in accordance with this Agreement or (ii) such filings in respect of which the security interests over any Collateral by such filings have been released and for which UCC-3 filings excluding the Collateral have been filed.
(g)Compliance with Laws.
(i)The Borrower is in compliance with all laws, rules and regulations applicable to it except where such non-compliance could not reasonably be expected to have a Material Adverse Effect (including, without limitation, laws, rules and regulations relating to public utilities, energy delivery and sales, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy)

other than as set forth in clauses (ii) through (v) below with respect to Sanctions, Anti-Corruption Laws and Anti-Terrorism Laws;
(ii)To the extent applicable, the Borrower is in compliance with Anti-Terrorism Laws in all material respects;
(iii)The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower and its directors, officers and employees with Anti-Corruption Laws and applicable Sanctions;
(iv)The Borrower and, to the knowledge of the Borrower, its officers, directors and employees, are not Sanctioned Persons; and
(v)No part of the proceeds of any Credit Extension or Release will be used, directly, or to the knowledge of Borrower, indirectly (i) in violation of the Anti-Corruption Laws or (ii) in violation of Section 5.03(r).
(h)Accuracy of Information. All information heretofore furnished by the Borrower or any of its Affiliates to the Administrative Agent, any Facility Agent, any Lender or any LC Issuer for purposes of or in connection with this Agreement, any Monthly Report, any of the other Facility Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Borrower or any of its Affiliates to the Administrative Agent, any Facility Agent, any Lender or any LC Issuer will be, true and complete in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact necessary to make the statements contained therein not misleading.
(i)Location of Borrower; Location of Records. The Borrower is organized solely under the laws of the State of Delaware, and the Borrower’s “location” (within the meaning of Section 9-307 of the UCC) is Delaware or such other jurisdiction pursuant to Section 5.03(g). The locations of the offices where the Borrower keeps all the Records are listed on Exhibit E or such other locations as the Borrower or the Servicer may notify the Administrative Agent from time to time.
(j)Collection Information. The names and addresses of all Payment Processors and Deposit Account Banks, together with the account numbers of the Deposit Accounts and associated Lock-Box numbers are as specified in Exhibit F. The Lock-Boxes set forth on Exhibit F are the only addresses to which Obligors and Payment Processors of Pool Receivables are directed to make payment. The Deposit Accounts set forth on Exhibit F are the only accounts to which Obligors or Payment Processors remit Collections of Pool Receivables by electronic check deposits, wire transfer or electronic funds transfer. No Transaction Party has granted any Person, other than the Administrative Agent, “control” (within the meaning of Section 9-102 of any applicable enactment of the UCC) of any Deposit Account or the right to take control of any Deposit Account at a future time or upon the occurrence of a future event.
(k)Legal Name; No Trade Names. The Borrower’s complete limited liability company name is set forth in the preamble to this Agreement (or such other name pursuant to Section 5.03(g)), and other than pursuant to Section 5.03(g), and it does not use and has not during the last year used any other limited liability company name, trade name, doing-business name or fictitious name.

(l)Investments. The Borrower does not own or hold, directly or indirectly (i) any capital stock or equity security of, or any equity interest in, any Person or (ii) any debt security or other evidence of indebtedness of any Person (other than any Deposit Accounts and the Collection Account). The Borrower has no Subsidiaries.
(m)Facility Documents. The Receivables Sale Agreement is the only agreement pursuant to which the Borrower directly or indirectly purchases Receivables or any other accounts receivable from the Originators and the Facility Documents delivered to the Administrative Agent represent all agreements between the Originators and the Borrower relating to the transfer of the Receivables except for other agreements related to the transactions that are permitted by Section 5.03(k).
(n)Business. Since its formation, the Borrower has conducted no business other than entering into and performing its obligations under the Facility Documents to which it is a party, and such other activities as are incidental to the foregoing. The Facility Documents to which it is a party, and any agreements entered into in connection with the transactions that are permitted by Section 5.03(k), are the only agreements to which the Borrower is a party.
(o)Taxes. The Borrower has filed all material Tax returns and reports required by Law to be filed by it and has timely paid all Taxes, governmental charges and energy surcharges at any time owing, except for Taxes, charges or surcharges that are being contested in good faith by appropriate proceedings and for which appropriate reserves in accordance with relevant GAAP shall have been set aside on its books.
(p)Solvency; Indebtedness; Etc. The Borrower (i) is not “insolvent” (as such term is defined in §101(32)(A) of the Bankruptcy Code), (ii) is able to pay its debts as they come due, (iii) has a tangible net worth, at all times, equal to the greater of (x) 2.00% of the Facility Limit as of such date and (y) $46,000,000, and (iv) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage. The Borrower has no Indebtedness (whether matured or unmatured) outstanding other than as permitted by or contemplated by the Facility Documents (including the Subordinated Note). Each remittance of Collections by or on behalf of the Borrower pursuant to the Facility Documents and any related accounts or amounts owing hereunder in respect of the Credit Extensions will have been (i) in payment of a debt incurred by the Borrower in the ordinary course of business or financial affairs of the Borrower and (ii) made in the ordinary course of business or financial affairs of the Borrower.
(q)Investment Company, Etc. The Borrower is neither (i) an “investment company” or a company “controlled by an investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), nor (ii) a “covered fund” under Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder (the “Volcker Rule”). In determining that the Borrower is not a covered fund, the Borrower is entitled to rely on the exemption from the definition of “investment company” set forth in Section 3(c)(5) of the Investment Company Act.
(r)Use of Proceeds. No proceeds of any Credit Extension or Release shall be used for purposes that violate Regulations T, U or X of the Federal Reserve Board.
(s)Ownership. As of the Effective Date, all of the issued and outstanding capital stock of the Borrower are directly owned of record by NRG Retail LLC, all of which are validly issued, fully paid and nonassessable and there are no options, warrants or other rights to acquire any shares of capital stock of the Borrower by any other Person.
(t)Beneficial Ownership Certification. As of the Effective Date, the information included in the Beneficial Ownership Certification for the Borrower is true and correct in all respects.

(u)Eligibility. Each Receivable included as an Eligible Receivable in the calculation of the Net Receivables Balance satisfies the requirements of eligibility contained in the definition of “Eligible Receivable” as of the date of such inclusion.
(v)Payments to Originators. With respect to each Pool Receivable, the Borrower shall have purchased such Pool Receivable from an Originator in exchange for payment made by such Originator in accordance with the provisions of the Receivables Sale Agreement in an amount which constitutes fair consideration and reasonably equivalent value. No such sale shall have been made for or on account of an antecedent debt owed by the Originator to the Borrower and no such sale is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.
(w)Material Adverse Effect. Since its most recent fiscal year end, there has been no change in the business, operations, financial condition, properties or assets of the Borrower that would have a Material Adverse Effect.
(x)No Advance Suspension Event, Event of Termination or Potential Event of Termination. No event (i) has occurred and is continuing that constitutes an Event of Termination, or (ii) if this representation is made in connection with any Credit Extension or any Release, has occurred or would result from a Credit Extension or a Release in respect of the Pool Receivables or from the application of the proceeds therefrom, that constitutes an Advance Suspension Event, an Event of Termination or a Potential Event of Termination.
(y)Compliance with Credit and Collection Policy. The Borrower has complied in all material respects with the Credit and Collection Policy with regard to the Pool Receivables and the related Contracts and has not made any change to such Credit and Collection Policy other than as permitted under Section 5.03(c).
(z)Tax Status. The Borrower is treated as an entity that is disregarded as separate from its owner (as defined in Treasury Regulation Section 301.7701-2(a)) for United States federal income tax purposes. The entity from which the Borrower is disregarded as a separate entity is a “United States person” within the meaning of Section 7701(a)(30) of the Code.
Provided, that any incorrect representation or warranty made or deemed made (other than any representation or warranty with respect to any Pool Receivable that would not cause any material liability or potential material liability for the Borrower, the Administrative Agent or any other Secured Party) that is capable of being cured shall not be deemed to have been false or incorrect when made or deemed made unless it has not been so cured within 30 days after any Secured Party gives notice thereof to the Borrower or the Borrower otherwise obtains knowledge thereof and, provided, further, that any incorrect representation or warranty made or deemed made with respect to any Pool Receivable that would not cause any material liability or potential material liability for the Borrower, the Administrative Agent or any other Secured Party and that, with the removal of such Pool Receivable from the calculation of Net Receivables Balance, does not cause a Borrowing Base Default shall not be deemed to have been false or incorrect when made.
SECTION 4.02. Representations and Warranties of the Servicer. The Servicer represents and warrants on and as of the Effective Date and on and as of each day until the Final Collection Date:

(a)Due Formation and Good Standing. The Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, has all limited liability company power and authority to carry on its business as now conducted and is qualified to do business in, and is in good standing in, every jurisdiction where the nature of its business requires it to be so qualified except where the failure so to qualify could not reasonably be expected to have a Material Adverse Effect.
(b)Due Authorization and No Conflict. The execution, delivery and performance by the Servicer of this Agreement are within the Servicer’s limited liability company powers, have been duly authorized by all necessary limited liability company action on the part of the Servicer and do not contravene or constitute a default (i) under any provision of applicable law, tariff or regulation, (ii) of the Servicer’s certificate of formation or limited liability company agreement or (iii) of any agreement, judgment, injunction, decree or other instrument binding upon the Servicer, except in the case of clause (i) or (iii), any contravention or default that could not be reasonably expected to have a Material Adverse Effect or result in the creation or imposition of any Adverse Claim on any asset of the Servicer upon or with respect to any of its properties. This Agreement and the other Facility Documents to which the Servicer is a party have been duly executed and delivered on behalf of the Servicer.
(c)Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Servicer of this Agreement or any other agreement, document or instrument to be delivered by it hereunder that has not already been given or obtained.
(d)Enforceability of Facility Documents. This Agreement and each other Facility Document to be delivered by the Servicer in connection herewith constitutes the legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms, subject to the Enforceability Exceptions.
(e)No Litigation. Except as publicly disclosed by the Performance Guarantor in its securities filings, there is no action, suit or proceeding pending against, or to the Servicer’s knowledge threatened against or affecting, the Servicer before any court or arbitrator or any Governmental Authority in which there is a reasonable possibility of an adverse decision which could reasonably be expected to have a Material Adverse Effect or that seeks to prevent the consummation of the transactions contemplated by this Agreement and the other Facility Documents. Except as publicly disclosed by the Performance Guarantor in its securities filings, the Servicer is not in default with respect to any order of any court, arbitrator or other Governmental Authority, which default could reasonably be expected to have a Material Adverse Effect or prevent the consummation of the transactions contemplated by this Agreement and the other Facility Documents.
(f)Compliance with Laws.
(i)Except as publicly disclosed by the Performance Guarantor in its securities filings, the Servicer is in compliance with all laws, rules and regulations applicable to it except where such non-compliance could not reasonably be expected to have a Material Adverse Effect (including, without limitation, laws, rules and regulations relating to public utilities, energy delivery and sales, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) other than as set forth in clauses (ii) through (v) below with respect to Sanctions, Anti-Corruption Laws and Anti-Terrorism Laws;
(ii)To the extent applicable, the Servicer is in compliance with Anti-Terrorism Laws in all material respects;

(iii)The Servicer has implemented and maintains in effect policies and procedures designed to ensure compliance by the Servicer, its Subsidiaries and their respective directors, officers and employees with Anti-Corruption Laws and applicable Sanctions;
(iv)The Servicer and its Subsidiaries and, to the knowledge of the Servicer, its officers, directors and employees, are not Sanctioned Persons; and
(v)No part of the proceeds of any Credit Extension or Release will be used, directly, or to the knowledge of Servicer, indirectly (i) in violation of the Anti-Corruption Laws or (ii) in violation of Section 5.06(e).
(g)Accuracy of Information. All information heretofore furnished by the Servicer or any of its Affiliates to the Administrative Agent, any Facility Agent, any Lender or any LC Issuer for purposes of or in connection with this Agreement, any Monthly Report, any Borrowing Base Certificate, any of the other Facility Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Servicer or any of its Affiliates to the Administrative Agent, any Facility Agent, any Lender or any LC Issuer will be, true and complete in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact necessary to make the statements contained therein not misleading.
(h)Collection Information. The names and addresses of all Payment Processors and Deposit Account Banks, together with the account numbers of the Deposit Accounts and associated Lock-Box numbers are as specified in Exhibit F. The Lock-Boxes set forth on Exhibit F are the only addresses to which Obligors and Payment Processors of Pool Receivables are directed to make payment. The Deposit Accounts set forth on Exhibit F are the only accounts to which Obligors or Payment Processors remit Collections of Pool Receivables by wire transfer or electronic funds transfer. No Transaction Party has granted any Person, other than the Administrative Agent, “control” (within the meaning of Section 9-102 of any applicable enactment of the UCC) of any Deposit Account or the right to take control of any Deposit Account at a future time or upon the occurrence of a future event.
(i)Software. The Servicer has the right (whether by license, sublicense or assignment) to use all of the computer software used to account for the Pool Receivables to the extent necessary to administer the Pool Receivables.
(j)Location of Records. The locations of the offices where the Servicer keeps all the Records are listed on Exhibit E or such other locations as the Servicer or the Servicer may notify the Administrative Agent from time to time.
(k)Investment Company Act. The Servicer is not required to register as an “investment company” under the Investment Company Act.
(l)Credit and Collection Policy. The Servicer has complied in all material respects with the Credit and Collection Policy with regard to each Pool Receivable and the related Contract and has not made any change to such Credit and Collection Policy other than as permitted under Section 5.03(c).
Provided, that any incorrect representation or warranty made or deemed made (other than any representation or warranty with respect to any Pool Receivable that would not cause any material liability or potential material liability for the Borrower, the Administrative Agent or any other Secured Party) that is capable of being cured shall not be deemed to have been false or incorrect when made or deemed made unless it has not been so cured within 30 days after any Secured Party gives notice thereof to the Servicer or the Servicer otherwise obtains knowledge thereof and, provided, further, that any incorrect representation or warranty made or deemed made with respect to any Pool Receivable that would not cause any material liability or potential material liability for the Borrower, the Administrative Agent or any other Secured Party and that, with the removal of such Pool Receivable from the calculation of Net Receivables Balance, does not cause a Borrowing Base Default shall not be deemed to have been false or incorrect when made.
ARTICLE V
GENERAL COVENANTS
SECTION 5.01. Affirmative Covenants of the Borrower. From the Effective Date until the Final Collection Date, the Borrower shall, unless the Administrative Agent and the Majority Facility Agents shall otherwise consent in writing:
(a)Compliance with Laws, Etc. Comply with all applicable laws, rules, regulations and orders applicable to it (other than those specifically relating to any Anti-Corruption Laws, Anti-Terrorism Laws or Sanctions) (including, without limitation, laws, rules and regulations relating to public utilities, energy delivery and sales, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and preserve and maintain its existence, rights, franchises, qualifications and privileges, except to the extent that the failure so to comply with any such laws, rules, regulations and orders or the failure so to preserve and maintain such rights, franchises, qualifications and privileges could not reasonably be expected to have a Material Adverse Effect.
(b)Preservation of Existence. (i) Observe all procedures required by its certificate of formation and limited liability company agreement and preserve and maintain its limited liability company existence, rights, franchises and privileges in the jurisdiction of its formation, and (ii) qualify and remain qualified in good standing as a foreign limited liability company in each other jurisdiction where the nature of its business requires such qualification and where, in the case of clause (ii), the failure to be so qualified could reasonably be expected to have a Material Adverse Effect.
(c)Diligence and Inspections. At any time and from time to time during regular business hours and upon reasonable prior notice, permit the Administrative Agent, the Facility Agents or their agents or representatives:
(i)to conduct periodic audits of the Pool Receivables and the Related Security and the related Records and collection systems of the Borrower;
(ii)to examine and make copies of and abstracts from the books and records in its possession or control relating to the Pool Receivables and Related Security, including, without limitation, the related Contracts;
(iii)to visit the offices and properties of the Borrower for the purpose of examining the materials described in clause (ii) above; and
(iv)to discuss matters relating to the Receivables or the Borrower’s performance hereunder with any of the officers or employees of the Borrower having knowledge of such matters;
provided that, (i) so long as no Advance Suspension Event, Potential Event of Termination or Event of Termination shall have occurred, the Borrower shall not be required to pay the expenses of more than one due diligence visit and one audit per year, (ii) the Administrative Agent and the Facility Agents shall coordinate their due diligence visits with each other and with their inspection of the Servicer pursuant to Section 5.04(c) and (iii) the Administrative Agent and the Facility Agents shall use commercially reasonable efforts to minimize disruption to the business of the Transaction Parties and to coordinate their due diligence visits with the audits to be conducted pursuant to Section 5.04(d).
(d)Keeping of Records and Books of Account and Marking of Records. Maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Pool Receivables in the event of the destruction of the originals thereof) and keep and maintain (or cause the Servicer to keep and maintain) all documents, books, records and other information reasonably necessary for the collection of all Pool Receivables, and in which timely entries are made in accordance with GAAP. Mark (or cause the Servicer to mark) its master data processing records relating to Pool Receivables with a legend evidencing that the ownership interest of the Borrower and the first priority security interest of the Administrative Agent, for the benefit of the Secured Parties, with regard to the Pool Receivables have been granted in accordance with this Agreement. Such books and records shall include, without limitation, records adequate to permit the daily identification of each new Pool Receivable and all Collections of and adjustments to each existing Pool Receivable, as well as the Borrower’s actual experience with respect to any Dilution Factor. The Borrower shall promptly notify the Administrative Agent and each Facility Agent of any material conversion or substitution (excluding, in each case, version upgrades) of the computer software used by the Borrower (or the Servicer, as applicable) in its collection of Pool Receivables.
(e)Performance and Compliance with Pool Receivables and Contracts. At its expense, timely and fully perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it with respect to the Pool Receivables and the Contracts related thereto.
(f)Credit and Collection Policy. Comply in all material respects with the Credit and Collection Policy in regard to the Pool Receivables and the related Contracts.
(g)Deposits to Deposit Accounts. Direct the Servicer to instruct all Obligors to make payments of all Pool Receivables to one or more Deposit Accounts or Lock-Boxes in each case subject to a Deposit Account Control Agreement or a Lock-Box Control Agreement, or to Payment Processors. Direct the Servicer to instruct all Payment Processors to remit all payments of all Pool Receivables received by such Payment Processors to one or more Deposit Accounts or Lock-Boxes, in each case subject to a Deposit Account Control Agreement or a Lock-Box Control Agreement. Direct each Deposit Account Bank and Payment Processors to deposit all checks received into a Lock-Box in a Deposit Account subject to a Deposit Account Control Agreement. If the Servicer fails to so instruct an Obligor or a Payment Processor, or if an Obligor or a Payment Processor fails to so deliver payments to a Deposit Account or Lock-Box, use all reasonable efforts to cause such Obligor or Payment Processor to deliver subsequent payments on Pool Receivables to a Deposit Account or Lock-Box and deposit, or cause to be deposited, any Collections received by it, into a Deposit Account subject to a Deposit Account Control Agreement not later than two (2) Business Days after receipt thereof, unless during any calendar month, such aggregate undeposited amount is less than 2% of total Collections received during such month. Cause all Lock-Boxes to be subject to a Deposit Account Control Agreement or a Lock-Box Control Agreement. Only add a Payment Processor to those listed on Exhibit F to this Agreement if the Administrative Agent has received prior written notice of such addition.
(h)Posting of Collections and Pool Receivables. Apply all Collections to the Pool Receivables owed by the applicable Obligor in a timely manner in accordance with its business practices in existence as of the Effective Date.

(i)Separate Corporate Existence. Take all reasonable steps (including, without limitation, all steps that the Administrative Agent or any Facility Agent may from time to time reasonably request) to maintain the Borrower’s identity as a separate legal entity from the Servicer and to make it manifest to third parties that the Borrower is an entity with assets and liabilities distinct from those of any other Transaction Party and each other Affiliate thereof. Without limiting the generality of the foregoing, the Borrower shall:
(i)be a limited liability company whose primary activities are restricted in its limited liability company agreement to (A) purchasing or otherwise acquiring, owning, holding, granting security interests in Pool Receivables, the Related Security, the Collections and the other Collateral with respect thereto, (B) entering into agreements for the selling and servicing of the Pool Receivables, and (C) conducting such other activities as it deems are related or incidental to and necessary, convenient or advisable for the accomplishment of the foregoing activities;
(ii)not engage in any business or activity, or incur any Indebtedness or liability, other than as expressly permitted by the Facility Documents;
(iii)at all times maintain at least one independent manager (the “Independent Manager”), who shall be an individual who (A) is not, and has not at any time during the five-year period prior to his or her appointment as Independent Manager been, a direct, indirect or beneficial owner, employee, director, stockholder, member, partner, attorney or counsel, officer, customer or supplier of the Performance Guarantor, the Servicer, any Originator or any their respective Affiliates (other than his or her service as an independent manager or in a similar capacity of any such Person), (B) has at least three years of employment experience with one or more entities that provide, in the ordinary course of its businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities, and (C) shall not at any time serve as a trustee in bankruptcy for any Transaction Party or any of their respective other Affiliates;
(iv)maintain the requirement that the Borrower’s limited liability company agreement at all times provide (A) that the Borrower’s Board of Managers (as defined in its limited liability company agreement) shall not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Borrower unless the Board of Managers, including the Independent Manager (as defined in its limited liability company agreement), shall approve the taking of such action in writing before the taking of such action, and (B) that such provision cannot be amended without the unanimous written consent of the Board of Managers, including the Independent Manager;
(v)maintain (A) its assets and transactions separately from those of any other Transaction Party or any Affiliate thereof and reflect such assets and transactions in financial statements separate and distinct from those of any other Transaction Party or any Affiliate thereof and evidence such assets and transactions by appropriate entries in books and records separate and distinct from those of any other

Transaction Party or any Affiliate thereof and (B) records of all intercompany debits and credits and transfers of funds made by the Originators on its behalf;
(vi)(A) prepare its unaudited financial statements separately from those of any other Transaction Party or any Affiliate thereof and (B) insure that any consolidated financial statements of any other Transaction Party or any Affiliate thereof that are filed with the SEC or any other governmental agency or are furnished to any creditors of any other Transaction Party or any Affiliate thereof will include notes clearly stating that the Borrower is a separate corporate entity and that its assets are available first and foremost to satisfy the claims of the creditors of the Borrower;
(vii)maintain an arm’s length relationship with unaffiliated parties, and not enter into any transaction with an Affiliate of the Borrower except on commercially reasonable terms similar to those available to unaffiliated parties in an arm’s length transaction;
(viii)pay its own operating expenses and liabilities, including the allocated expenses of services provided by employees of any of its Affiliates, if any, only out of its own funds;
(ix)conduct its business in its own name and from a clearly identified office space separate from the office space of its Affiliates, which may be located in the same facility as the offices of one or more of its Affiliates. Clearly identify its offices, if any, as its offices and, to the extent that the Borrower and its Affiliates have offices in the same location, allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including services performed by an employee of an Affiliate;
(x)at all times hold itself out to the public under its own name as a legal and economic entity separate from any Person, and strictly comply with all organizational formalities to maintain its separate existence;
(xi)have stationery and other business forms and a telephone number separate from that of NRG Retail LLC or its Affiliates;
(xii)maintain adequate capital and a sufficient number of employees, if any employees are so needed, in light of its contemplated business purposes, transactions and liabilities and in order to pay its debts as they become due;
(xiii)cause its Board of Directors to meet at least annually or act pursuant to written consent, make and retain minutes of such meetings and otherwise observe all limited liability company formalities as a distinct entity;
(xiv)not hold out its credit or assets as being available to satisfy the obligations of any other Person nor pledge its assets for the benefit of any other Person (except for Permitted Liens) nor make any intercompany loans to any Affiliate of the

Borrower nor accept any intercompany loans from any Affiliate of the Borrower (except as permitted by the Facility Documents, including the Subordinated Note);
(xv)not incur, create or assume any indebtedness, or guarantee the indebtedness of any other Person, other than as expressly permitted under the Facility Documents;
(xvi)not maintain a joint account with any other Person or otherwise commingle its assets with assets of any other Person and, except as otherwise contemplated in Section 2.06, not maintain bank accounts or other depository accounts to which any Affiliate is an account party, into which any Affiliate makes deposits or from which any Affiliate has the power to make withdrawals except as otherwise contemplated hereunder or under the Receivables Sale Agreement with respect to its or the Servicer’s administration of Collections;
(xvii)maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;
(xviii)not direct or participate in the management of any other Transaction Party’s operations; and
(xix)take all other actions reasonably necessary on its part to operate its business and perform its obligations under the Facility Documents in a manner consistent with the factual assumptions described in the legal opinions with respect to non-consolidation or true sale matters of Shearman & Sterling LLP and White & Case LLP delivered to the Administrative Agent and the Facility Agents pursuant to Section 3.01 hereof, or any back-up certificates related thereto.
(j)Rights under the Receivables Sale Agreement. From and after an Event of Termination, direct, instruct, or request any lawful action under the Receivables Sale Agreement, including without limitation, in connection with enforcement of its rights thereunder, as instructed by the Administrative Agent; provided, however, that both before and after the Termination Date, the Borrower shall deliver any lawful notice as directed by the Administrative Agent, the delivery of which is a condition precedent to any “Purchase Termination Event” under (and as defined in) the Receivables Sale Agreement.
(k)Location of Records. Keep its chief place of business and chief executive office and the offices where it keeps the books and records at (i) the address(es) of the Borrower referred to on Schedule II or (ii) upon 30 days’ prior written notice to the Administrative Agent, at any other location in the United States where all actions reasonably requested by any Facility Agent to protect and perfect the interests of the Administrative Agent and the Lenders in the Collateral have been taken and completed.

(l)Taxes. File all material tax returns and reports required by law to be filed by it and promptly pay all Taxes and governmental charges at any time owing, except such as are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established. Pay when due, or at the option of the Administrative Agent timely reimburse it for the payment of, any Direct Taxes payable in connection with the Pool Receivables, exclusive of any Direct Taxes the validity of which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with relevant GAAP shall have been set aside on its books.
(m)Performance and Enforcement of Receivables Sale Agreement. (i) Perform and require the Originators to perform each of their respective obligations and undertakings under and pursuant to the Receivables Sale Agreement and purchase Receivables thereunder in compliance with the terms thereof; (ii) enforce the rights and remedies accorded to the Borrower under the Receivables Sale Agreement and (iii) take all actions to perfect and enforce its rights and interests (and the rights and interests of the Administrative Agent and the Secured Parties as assignees of the Borrower) under the Receivables Sale Agreement as the Administrative Agent or any Facility Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Receivables Sale Agreement.
(n)Other Information. The Borrower shall deliver such other information (including nonfinancial information) as any Lender, LC Issuer, Administrative Agent or Facility Agent may from time to time reasonably request in order to assist such persons (or any related Program Support Provider) in complying with the requirements of Regulation (EU) No. 2017/2402 of the European Parliament as may be applicable to such Lender (or Program Support Provider).

(o)Ownership. Take all necessary action to (i) vest legal and equitable title to the Pool Receivables, the Related Security and the Collections purchased under the Receivables Sale Agreement irrevocably in the Borrower, free and clear of any Adverse Claims (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Borrower’s interest in such Pool Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Borrower therein as the Administrative Agent or any Facility Agent may reasonably request), and (ii) establish and maintain, in favor of the Administrative Agent, for the benefit of the Lenders, a valid and perfected first priority perfected security interest in all Pool Receivables, Related Security and Collections to the full extent contemplated herein, free and clear of any Adverse Claims other than Permitted Liens (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Administrative Agent’s (for the benefit of the Lenders) security interest in such Pool Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of the Administrative Agent for the benefit of the Lenders as the Administrative Agent or any Facility Agent may reasonably request). Without limiting the foregoing, the Borrower hereby authorizes, and will, upon the request of the Administrative Agent or any Facility Agent, at the Borrower’s own expense, execute (if necessary) and file such financing or continuation statements, or amendments thereto, and such other instruments and documents, that may be necessary or desirable, or that the Administrative Agent or any Facility Agent may reasonably request, to perfect, protect or evidence any of the foregoing. The Borrower authorizes the Administrative Agent to file financing or continuation statements, and amendments thereto and assignments thereof, relating to the Pool Receivables, the Related Security and the Collections with respect thereto and the other Collateral, including with language set forth in Section 2.15(c), and without the signature of the Borrower.
(p)Other Agreements and Undertakings. Comply with, observe and perform all other terms, covenants and agreements of the Borrower contained in this Agreement or any other Facility Document.
(q)UCC-3 Amendment. Cause a UCC-3 amendment, in form and substance acceptable to the Administrative Agent, to be filed with respect to the UCC-1 filings in favor of Deutsche Bank Trust Company, the secured party, against DES within fifteen (15) Business Days after the Amendment No. 4 Effective Date, or such longer period with the consent of the Administrative Agent.
Provided, that any failure by the Borrower to comply with any of the foregoing shall not be deemed a breach of any such covenant or this Agreement if such failure has been remedied on or before (i) thirty (30) days after any Secured Party gives notice thereof to the Borrower or the Borrower otherwise obtains knowledge thereof or (ii) two Business Days, if such term, covenant or agreement relates to the payment to any Secured Party or a deposit required to be made; provided, further, that the foregoing proviso shall not apply to any breach of Section 2.03(a), 5.01(i) or 5.03 hereof; provided, even, further, that, notwithstanding either of the above provisos, any breach of any term, covenant or agreement with respect to any Pool Receivable that would not cause any material liability or potential material liability for the Borrower, the Administrative Agent or any other Secured Party and that, with the removal of such Pool Receivable from the calculation of Net Receivables Balance, does not cause a Borrowing Base Default shall not be deemed to have been breached.
SECTION 5.02. Reporting Requirements of the Borrower. From the Effective Date until the later of the Termination Date and the Final Collection Date, the

Borrower shall, unless the Administrative Agent and the Majority Facility Agents shall otherwise consent in writing, furnish or cause to be furnished to the Administrative Agent and each Facility Agent:
(a)Event of Termination. As soon as reasonably practicable and in any event within three (3) Business Days after any Responsible Officer of the Borrower obtains knowledge of the occurrence of each Advance Suspension Event, Event of Termination or Potential Event of Termination (if such Advance Suspension Event or Potential Event of Termination is continuing on the date of such notice), the statement of a Responsible Officer of the Borrower setting forth the details of such Advance Suspension Event, Event of Termination or Potential Event of Termination and the action which the Borrower is taking or proposes to take with respect thereto.
(b)Financial Statements.
(i)As soon as available, and in any event within ninety (90) days after the end of each fiscal year of the Borrower, an unaudited balance sheet of the Borrower as of the end of such fiscal year and an unaudited statement of income, stockholders’ equity and cash flows of the Borrower for such fiscal year, together with comparative figures for the immediately preceding fiscal year, certified by a Financial Officer of the Borrower;
(ii)As soon as is available, and in any event within ninety (90) days after the end of each fiscal year of the Performance Guarantor, a consolidated balance sheet of the Performance Guarantor and its consolidated Subsidiaries as of the end of such fiscal year and a statement of income, stockholders’ equity and cash flows showing the financial condition of the Performance Guarantor and retained earnings of the Performance Guarantor and its consolidated Subsidiaries for such fiscal year, all reported in accordance with GAAP, together with comparative figures for the immediately preceding fiscal year, audited by KPMG LLP or other independent public accountants of nationally recognized standing and accompanied by an opinion of such accountants reasonably satisfactory to the Administrative Agent (which shall not be qualified in any material respect, except for qualifications as a result of maturities of Indebtedness within the following twelve-month period, and/or relating to accounting changes (with which such independent public accountants shall concur) in response to FASB releases or other authoritative pronouncements) to the effect that such consolidated financial statements fairly present the financial condition and results of operations of the Performance Guarantor and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;
(iii)within 45 days after the end of each of the first three fiscal quarters of each fiscal year, the Borrower’s unaudited consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition as of the close of such fiscal quarter of the Borrower and the results of its operations during such fiscal quarter and the then elapsed portion of the fiscal year, and comparative figures for the same periods in the immediately preceding fiscal year, all certified by one of its Financial Officers to the effect that such financial statements, while not examined by independent public accountants, reflect in the opinion of the Borrower all adjustments necessary to present fairly in all material respects the financial condition and results of operations of the Borrower as of the end of and for such periods in accordance with GAAP consistently applied subject to normal year-end audit adjustments and absence of footnotes;
(iv)within 45 days after the end of each of the first three fiscal quarters of each fiscal year, the Performance Guarantor’s unaudited consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition as of the close of such fiscal quarter of the Performance Guarantor and its consolidated Subsidiaries at such time and the results of its operations and the operations of such Subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, and comparative figures for the same periods in the immediately preceding fiscal year, all certified by one of its Financial Officers to the effect that such financial statements, while not examined by independent public accountants, reflect in the opinion of the Performance Guarantor all adjustments necessary to present fairly in all material respects the financial condition and results of operations of the Performance Guarantor and its consolidated Subsidiaries on a consolidated basis as of the end of and for such periods in accordance with GAAP consistently applied subject to normal year-end audit adjustments and absence of footnotes.
As long as the Performance Guarantor is required or permitted to file reports under the Securities Exchange Act of 1934, as amended, a copy of its report on Form 10-K shall satisfy the requirements of Section 5.02(b)(ii) of this Agreement and a copy of its report on Form 10-Q filed with the SEC shall satisfy the requirements of Section 5.02(b)(iv) of this Agreement. Information required to be delivered pursuant to clause (b) of this Section 5.02 shall be deemed to have been delivered on the date on which such information has been posted on the Internet at sec.gov/edgar/searchedgar/webusers.htm.
(c)Compliance Certificates. Concurrently with any delivery of information under clause (b) above, a certificate of a Responsible Officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Event of Termination set forth in Section 7.01(q) has occurred and (ii) certifying that no Advance Suspension Event, Event of Termination or Potential Event of Termination exists on the date of such certificate or, if Advance Suspension Event, an Event of Termination or Potential Event of Termination then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto.
(d)[Reserved].
(e)Reporting on Adverse Effects. Promptly and in no event more than two (2) Business Days after any Responsible Officer of the Borrower obtains knowledge of any (i) matter or the occurrence of any event concerning any Transaction Party which would reasonably be expected to have a Material Adverse Effect, (ii) litigation or proceeding that may exist at any time between one or more Transaction Parties and any Governmental Authority that, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect, (iii) litigation or proceedings adversely affecting one or more Transaction Parties in which the amount involved could reasonably be expected to have a material adverse effect on such Person(s) or in which injunctive relief is sought that could reasonably be expected to have a Material Adverse Effect on such Person(s) or (iv) litigation or proceeding relating to any Facility Document, notice thereof.

(f)Adverse Claims. Promptly, notice in writing of (A) any Adverse Claim upon the Pool Receivables or Collections with respect thereto, (B) any Person other than the Borrower, the Servicer or the Administrative Agent obtaining any rights or directing any action with respect to any Deposit Account, Lock-Box or Payment Processor or (C) any Obligor receiving any change in payment instructions with respect to Pool Receivable(s) from a Person other than the Borrower, the Servicer or the Administrative Agent in accordance with this Agreement.
(g)Defaults. Promptly and in no event more than three (3) Business Days after any Responsible Officer of the Borrower obtains knowledge of any default by the Borrower under any agreement other than the Facility Documents to which the Borrower is a party which could reasonably be expected to have a Material Adverse Effect, the statement of a Responsible Officer of the Borrower setting forth the details of such default and the action which the Borrower is taking or proposes to take with respect thereto.
(h)Ratings. Promptly and in no event more than three (3) Business Days after any Responsible Officer of the Borrower obtains knowledge of any downgrade or withdrawal of the Debt Rating of the Performance Guarantor, notice of such downgrade or withdrawal of such Debt Rating.
(i)Copies of Notices. Promptly after receipt thereof, copies of any notice, request for consent, or certification delivered to it by any Originator under the Receivables Sale Agreement.
(j)Credit and Collection Policy. Promptly and in no event more than three (3) Business Days after any Responsible Officer of the Borrower obtains knowledge of (i) any amendment, modification, supplement or other change to the Credit and Collection Policy or (ii) the adoption, implementation or institution of any tariff, rule, regulation, ordinance or decree of a government regulator having agency authority over an Originator or the Servicer, in either case, that could have a material adverse effect on the collectability of the Receivables, the statement of a Responsible Officer of the Borrower setting forth the details of such amendment, modification, supplement, change, tariff, rule, regulation, ordinance or decree and the action which the Borrower is taking or proposes to take with respect thereto.
(k)Other Information. As soon as reasonably practicable, from time to time, such other information, documents, records or reports respecting the Pool Receivables or the conditions or operations, financial or otherwise, of the Borrower as the Administrative Agent or any Facility Agent may from time to time reasonably request.
(l)[Reserved].
(m)Change in Beneficial Ownership. Promptly after obtaining knowledge thereof, notify the Administrative Agent and each Facility Agent of any change in the information provided in the Beneficial Ownership Certification for the Borrower that would result in a change to the list of beneficial owners identified therein.
Provided, that any failure by the Borrower to comply with any of the foregoing shall not be deemed a breach of any such covenant or this Agreement if such failure has been remedied on or before thirty (30) days after any Secured Party gives notice thereof to the Borrower or the Borrower otherwise obtains knowledge thereof; provided, further, that any breach of any term, covenant or agreement with respect to any Pool Receivable that would not cause any material liability or potential material liability for the Borrower, the Administrative Agent or any other Secured Party and that, with the removal of such Pool Receivable from the calculation of Net Receivables Balance, does not cause a Borrowing Base Default shall not be deemed to have been breached.

SECTION 5.03. Negative Covenants of the Borrower. From the Effective Date until the Final Collection Date, the Borrower shall not, without the written consent of the Administrative Agent and the Majority Facility Agents:
(a)Sales, Liens, Etc. Against Collateral. Sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Collateral or assign any right to receive income in respect thereof except in each case as contemplated or provided hereunder or under the Receivables Sale Agreement.
(b)Extension or Amendment of Pool Receivables. Extend, amend, waive or otherwise modify, the terms of any Pool Receivable or any Contract related thereto, except (i) in accordance with any rule, regulation, ordinance or other directive of a government regulator having agency authority over an Originator or the Servicer, (ii) in accordance with the Credit and Collection Policy or (iii) as otherwise permitted hereunder.
(c)Change in Business or Credit and Collection Policy. Make any change in (A) the Credit and Collection Policy, which change would materially and adversely affect the collectability of the Pool Receivables, the credit quality of the Pool Receivables or the enforceability of the Contracts, other than any change implemented for purposes of complying with federal, state or local laws, regulations, orders or guidelines, or (B) the character of its business.
(d)Change in Payment Instructions to Obligors. Make any change in its instructions to Obligors regarding the making of payments in respect of the Pool Receivables to any Lock-Box or Deposit Account, other than instructing Obligors to remit payments to another Lock-Box or Deposit Account that are subject to a Deposit Account Control Agreement or a Lock-Box Control Agreement, as applicable.
(e)Changes to Lock-Boxes, Deposit Accounts and Deposit Account Control Agreements. Add any account as a Deposit Account, any bank as a Deposit Account Bank, or any lock-box as a Lock-Box with respect to any Collateral, in each case other than those then listed in Exhibit F, unless the Administrative Agent shall have received (i) thirty (30) days’ prior written notice of such addition and (ii) prior to the effective date of such addition, (x) executed copies of Deposit Account Control Agreements (in the case of each new Deposit Account) and Lock-Box Agreements (in the case of a new Lock-Box not subject to a Deposit Account Control Agreement), (y) copies of all material agreements signed by the Borrower, the Servicer or the respective Deposit Account Bank or Payment Processor with respect to any new Deposit Account, Deposit Account Bank or Lock-Box, and (z) a revised Exhibit F hereto. The Borrower shall provide the Administrative Agent and each Facility Agent with prompt written notice of any termination of any bank as a Deposit Account Bank, together with a revised Exhibit F hereto.
(f)Merger, Consolidation, Division, Etc. Sell any equity interest to any Person (other than NRG Retail LLC) or consolidate with or merge into or with any Person, or purchase or otherwise acquire all or substantially all of the assets or capital stock, or other ownership interest of, any Person or from any Subsidiary, or sell, transfer, lease or otherwise dispose of all or substantially all of its assets to any Person, or permit or suffer a plan of division (as defined in Section 18-217 of the DE LLC Act), in each case, except as expressly provided or permitted under the terms of this Agreement or as consented to in writing by the Administrative Agent.

(g)Change in Name; Jurisdiction of Organization. (i) Make any change to its name (within the meaning of Section 9-507(c) of any applicable enactment of the UCC) indicated on its certificate of formation (or equivalent organizational document), or (ii) change its form of organization or its jurisdiction of organization, unless, in either case, 30 days prior to the effective date of such change, it delivers to the Administrative Agent such financing statements or amendments to financing statements (Form UCC-1 or Form UCC-3, respectively) authorized by it which the Administrative Agent may request to reflect such name change or change in form or jurisdiction of organization, together with such other documents, legal opinions and instruments that the Administrative Agent may reasonably request in connection with the transaction giving rise thereto.
(h)ERISA Matters. Establish or be a party to any Plan or Multiemployer Plan other than any such plan established by an Affiliate of the Performance Guarantor.
(i)Indebtedness. Create, incur, assume or suffer to exist any Indebtedness except for (i) Indebtedness to the Administrative Agent, any Lender, any Affected Person or the Servicer expressly contemplated hereunder or (ii) Indebtedness to the Originators and the Servicer pursuant to the Receivables Sale Agreement or the Subordinated Note.
(j)Guarantees. Guarantee, endorse or otherwise be or become contingently liable (including by agreement to maintain balance sheet tests) in connection with the obligations of any other Person, except endorsements of negotiable instruments for collection in the ordinary course of business and reimbursement and indemnification obligations in favor of the Administrative Agent, any Facility Agent, any Lender, any LC Issuer or any Affected Person as provided for under this Agreement.
(k)Limitation on Transactions with Affiliates. Enter into, or be a party to any transaction with any Affiliate of the Borrower, except for:
(i)the transactions contemplated hereby, by the Receivables Sale Agreement and by the other Facility Documents;
(ii)capital contributions by NRG Retail LLC to the Borrower which are in compliance with Section 5.01(i); and
(iii)to the extent not otherwise prohibited under this Agreement, other transactions in the nature of employment contracts and directors’ or manager’s fees, upon fair and reasonable terms materially no less favorable to the Borrower than would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate.
(l)Restricted Payments.  The Borrower will not (A) purchase or redeem any of its membership interests; (B) declare or pay any dividend or other distribution in respect of its membership interests or set aside any funds for any such purpose; (C) prepay, purchase or redeem any Indebtedness other than Indebtedness incurred pursuant to this Agreement and the Facility Documents; (D) lend or advance any funds; or (E) repay any loans or advances to, for or from any of its Affiliates (the amounts described in clauses (A) through (E); being referred to as “Restricted Payments”), except:
(i)Subject to the limitations set forth in clause (ii) below, the Borrower may (A) make cash payments (including prepayments) on the Subordinated Note in accordance with their terms; and (B) declare and pay dividends or make other distributions in respect of its membership interests.
(ii)The Borrower may make Restricted Payments only out of the funds it receives pursuant to Section 2.07(a)(viii) or Section 2.08(b)(viii).

Notwithstanding the foregoing, the Borrower shall not pay, make or declare: (A) any dividend or other distribution in respect of its membership interests if, after giving effect thereto, the Borrower’s tangible net worth would be less than the greater of (x) $16,500,000 and (y) the amount that is 2.00% of the Facility Limit as of such date; or (B) any Restricted Payment (including any dividend) if, after giving effect thereto, any Advance Suspension Event, Event of Termination or Potential Event of Termination shall have occurred and be continuing.
(m)Facility Documents. Terminate, amend or otherwise modify the Receivables Sale Agreement, the Subordinated Note, any Deposit Account Control Agreement or any other Facility Document, or grant any waiver or consent thereunder.
(n)Limitation on Investments. Make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate or any other Person other than the purchase of Receivables and related assets pursuant to the terms of the Receivables Sale Agreement.
(o)Organizational Documents. (i) Change, amend, alter or otherwise modify its limited liability company agreement in any fashion that could reasonably be expected to have a Material Adverse Effect or (ii) change, amend, alter or otherwise modify its certificate of formation.
(p)Treatment as Sales. Not account for or treat (whether in financial statements or otherwise) the transactions contemplated by the Receivables Sale Agreement in any manner other than as the sale and/or absolute conveyance of the Pool Receivables by the Originators to the Borrower.
(q)Use of Proceeds. Use the proceeds of the Credit Extensions and Releases for (i) any purpose other than the purchase of Receivables from the Originators pursuant to the Receivables Sale Agreement or as permitted under Section 2.07(b) or (ii) any purposes that violate Regulations T, U or X of the Federal Reserve Board.
(r)Sanctions; Anti-Corruption.  Directly or, to the knowledge of the Borrower, indirectly use the proceeds of any Credit Extension or Release or otherwise make available such proceeds to any Person to fund, finance or facilitate any activities or business of or with any Person that is, at the time of such funding, a Sanctioned Person or in any country or territory that is at the time of such funding a Sanctioned Country or in any other manner that would result in a violation of Sanctions by any Person (including a Lender, Facility Agent, LC Issuer, Administrative Agent or otherwise).
(s)Securities. The Borrower will not issue any securities other than to (i) a Lender hereunder or (ii) NRG Retail LLC but only (x) evidencing NRG Retail LLC’s ownership interest in the Borrower and (y) the Subordinated Note issued under the Receivables Sale Agreement to NRG Retail LLC on behalf of the Originators.
Provided, that any breach of any term, covenant or agreement with respect to any Pool Receivable that would not cause any material liability or potential material liability for the Borrower, the Administrative Agent or any other Secured Party and that, with the removal of such Pool Receivable from the calculation of Net Receivables Balance, does not cause a Borrowing Base Default shall not be deemed to have been breached.
SECTION 5.04. Affirmative Covenants of the Servicer. From the Effective Date until the Final Collection Date, the Servicer shall, unless the Administrative Agent and the Majority Facility Agents shall otherwise consent in writing:

(a)Compliance with Laws, Etc. Comply with all applicable laws, rules, regulations and orders applicable to it (other than those specifically relating to any Anti-Corruption Laws, Anti-Terrorism Laws or Sanctions) (including, without limitation, laws, rules and regulations relating to public utilities, energy delivery and sales, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), except to the extent that the failure so to comply with any such laws, rules, regulations and orders could not reasonably be expected to have a Material Adverse Effect.
(b)Preservation of Existence. (i) Observe all procedures required by its certificate of formation and limited liability company agreement and preserve and maintain its limited liability company existence, rights, franchises and privileges in the jurisdiction of its formation except where the failure to preserve and maintain such rights, franchises and privileges could not reasonably be expected to have a Material Adverse Effect, and (ii) qualify and remain qualified in good standing as a foreign limited liability company in each other jurisdiction where the nature of its business requires such qualification and where, in the case of clause (ii), failure to be so qualified could reasonably be expected to have a Material Adverse Effect.
(c)Diligence and Inspections. At any time and from time to time during regular business hours and upon reasonable prior notice, permit the Administrative Agent, the Facility Agents or their agents or representatives:
(i)to conduct periodic audits of the Pool Receivables and the Related Security and the related books and records and collection systems of the Servicer;
(ii)to examine and make copies of and abstracts from the books and records in its possession or control relating to the Pool Receivables and Related Security, including, without limitation, the related Contracts;
(iii)to visit the offices and properties of the Servicer for the purpose of examining the materials described in clause (ii) above;
(iv)to discuss matters relating to the Receivables or the Servicer’s performance hereunder with any of the officers or employees of the Servicer having knowledge of such matters;
provided that, (i) so long as no Advance Suspension Event, Potential Event of Termination or Event of Termination shall have occurred, the Servicer shall not be required to pay the expenses of more than one due diligence visit per year, (ii) the Administrative Agent and the Facility Agents shall coordinate their due diligence visits with each other and with their inspection of the Borrower pursuant to Section 5.01(c) and (iii) the Administrative Agent and the Facility Agents shall use commercially reasonable efforts to minimize disruption to the business of the Transaction Parties and to coordinate their due diligence visits with the audits to be conducted pursuant to Section 5.04(d).

(d)Agreed Upon Procedures. The Servicer shall cause FTI Consulting, Inc. or another firm selected by the Administrative Agent and reasonably acceptable to the Servicer, to furnish a report to the Administrative Agent and each Facility Agent pursuant to procedures agreed upon by the Servicer and the Administrative Agent as follows: (x) no more than once per calendar year as long as no Advance Suspension Event, Event of Termination or Potential Event of Termination, has occurred and is continuing, and (y) if an Advance Suspension Event, an Event of Termination or Potential Event of Termination has occurred and is continuing, at any time upon request of the Administrative Agent or any Facility Agent. The Servicer shall pay the costs of the audits performed under this clause (d).
(e)Keeping of Records and Books of Account and Marking of Records. Maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Pool Receivables in the event of the destruction of the originals thereof) and keep and maintain (or cause the Originator to keep and maintain) all documents, books, records and other information reasonably necessary for the collection of all Pool Receivables, and in which timely entries are made in accordance with GAAP at least monthly reflecting the acquisitions, payment of Pool Receivables and other relevant transactions relating to such Pool Receivables during the preceding calendar month (or such other time period consistent with the Servicer’s ordinary course operations). Mark its master data processing records relating to Pool Receivables and related Contracts with a legend evidencing that the ownership interest of the Borrower and the first priority security interest of the Administrative Agent, for the benefit of the Secured Parties, with regard to the Pool Receivables and related Contracts have been granted in accordance with this Agreement. Such master data processing records shall include, without limitation, records adequate to permit the daily identification of each new Pool Receivable and all Collections of and adjustments to each existing Pool Receivable, as well as the Servicer’s actual experience with respect to any Dilution Factor. The Servicer shall promptly notify the Administrative Agent and each Facility Agent of any material conversion or substitution (excluding in each case, version upgrades) of the computer software used by the Servicer in its collection of the Pool Receivables.
(f)Performance and Compliance with Pool Receivables. At its expense timely and fully perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it with respect to the Pool Receivables and the Contracts related thereto.
(g)Credit and Collection Policy. Comply in all material respects with the Credit and Collection Policy in regard to the Pool Receivables and the related Contracts.
(h)Collections. Comply with the provisions of Section 5.01(g) as if the obligations of the Borrower pursuant to Section 5.01(g) were the obligations of the Servicer.
(i)Posting of Collections and Pool Receivables. Apply all Collections to the Pool Receivables owed by the applicable Obligor in a timely manner in accordance with the servicing practices of the Originators in existence as of the date of this Agreement.
(j)Other Agreements and Undertakings. Comply with, observe and perform all other terms, covenants and agreements contained in this Agreement (including in Article VI hereof) or any other Facility Document.

ARTICLE VIProvided, that, any failure by the Servicer to comply with any of the foregoing shall not be deemed a breach of any such covenant or this Agreement if such failure has been remedied on or before (i) thirty (30) days after any Secured Party gives notice thereof to the Servicer or the Servicer otherwise obtains knowledge thereof or (i) two Business Days, if such term, covenant or agreement relates to the payment to any Secured Party or a deposit required to be made or the delivery of the Monthly Report; provided, further, that the foregoing proviso shall not apply to any breach of Section 2.03(a) or 5.06 hereof; provided, even, further, that, notwithstanding either of the above provisos, any breach of any term, covenant or agreement with respect to any Pool Receivable that would not cause any material liability or potential material liability for the Borrower, the Administrative Agent or any other Secured Party and that, with the removal of such Pool Receivable from the calculation of Net Receivables Balance, does not cause a Borrowing Base Default shall not be deemed to have been breached.
SECTION 6.01. Reporting Requirements of the Servicer. From the Effective Date until the Final Collection Date, the Servicer will, unless the Administrative Agent and the Majority Facility Agents shall otherwise consent in writing, furnish to the Administrative Agent and each Facility Agent:

(a)as soon as reasonably practicable and in any event within three (3) Business Days after any Responsible Officer of the Servicer or the Borrower obtains knowledge of the occurrence of each Advance Suspension Event, Event of Termination or Potential Event of Termination (if such Advance Suspension Event or Potential Event of Termination is continuing on the date of such notice), the statement of a Responsible Officer of the Servicer setting forth the details of such Advance Suspension Event, Event of Termination or Potential Event of Termination;
(b)promptly and in any event within five (5) Business Days after obtaining knowledge of the occurrence or existence of any ERISA Event which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, notice of such ERISA Event setting forth the details of such ERISA Event and the action that it proposes to take with respect thereto;
(c)as soon as reasonably practicable and in any event within three (3) Business Days after any Responsible Officer of the Servicer obtains knowledge of the occurrence a Servicer Default or Potential Servicer Default (if such Potential Servicer Default is continuing on the date of such notice), the statement of a Responsible Officer of the Servicer setting forth the details of such Servicer Default or Potential Servicer Default and the action which the Servicer proposes to take with respect thereto;
(d)promptly and in no event more than two (2) Business Days after any Responsible Officer of the Servicer obtains knowledge of (i) any matter or the occurrence of any event concerning any Transaction Party which would reasonably be expected to have a Material Adverse Effect, (ii) litigation or proceeding that may exist at any time between one or more Transaction Parties and any Governmental Authority that, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect, (iii) litigation or proceedings adversely affecting one or more Transaction Parties in which the amount involved could reasonably be expected to have a material adverse effect on such Person(s) or in which injunctive relief is sought that could reasonably be expected to have a Material Adverse Effect on such Person(s) or (iv) litigation or proceeding relating to any Facility Document, notice thereof;
(e)promptly, notice in writing of (A) any Adverse Claim upon the Pool Receivables or Collections with respect thereto, (B) any Person other than the Borrower, the Servicer or the Administrative Agent obtaining any rights or directing any action with respect to any Deposit Account, Lock-Box or Payment Processor or (C) any Obligor receiving any change in payment instructions with respect to Pool Receivable(s) from a Person other than the Borrower, the Servicer or the Administrative Agent in accordance with this Agreement;
(f)as soon as reasonably practicable, from time to time, such other information, documents, records or reports within its possession respecting the Pool Receivables or the conditions or operations, financial or otherwise, of the Servicer as the Administrative Agent or any Facility Agent may from time to time reasonably request; and
(g)on or before each Monthly Reporting Date, a Monthly Report.
Provided, that, any failure by the Servicer to comply with any of the foregoing shall not be deemed a breach of any such covenant or this Agreement if such failure has been remedied on or before (i) thirty (30) days after any Secured Party gives notice thereof to the Servicer or the Servicer otherwise obtains knowledge thereof or (ii) two Business Days, if such term, covenant or agreement relates to the delivery of the Monthly Report; provided, further, that any breach of any term, covenant or agreement with respect to any Pool Receivable that would not cause any material liability or potential material liability for the Borrower, the Administrative Agent or any other Secured Party and that, with the removal of such Pool Receivable from the calculation of Net Receivables Balance, does not cause a Borrowing Base Default shall not be deemed to have been breached.

SECTION 6.02. Negative Covenants of the Servicer. From the Effective Date until the Final Collection Date, the Servicer shall not, without the written consent of the Administrative Agent and the Majority Facility Agents:
(a)Extension or Amendment of Pool Receivables. Extend, amend, waive or otherwise modify, the terms of any Pool Receivable or any Contract related thereto, except (i) in accordance with any rule, regulation, ordinance or other directive of a government regulator having agency authority over an Originator or the Servicer, (ii) in accordance with the Credit and Collection Policy or (iii) as otherwise permitted hereunder.
(b)Change in Business or Credit and Collection Policy. Make any change in the character of its servicing practices or in the Credit and Collection Policy, which change would, in either case, be reasonably expected to have a Material Adverse Effect, other than any change implemented for purposes of complying with federal, state or local laws, regulations, orders or guidelines.
(c)Change in Payment Instructions to Obligors. Make any change in its instructions to Obligors regarding the making of payments in respect of the Pool Receivables to any Lock-Box or Deposit Account, other than instructing Obligors to remit payments to another Lock-Box or Deposit Account that is subject to a Deposit Account Control Agreement or a Lock-Box Control Agreement.
(d)Changes to Lock-Boxes, Deposit Accounts and Deposit Account Control Agreements. Fail to comply with the provisions of Section 5.03(e) as if the obligations of the Borrower pursuant to Section 5.03(e) were the obligations of the Servicer.
(e)Sanctions and Anti-Corruption. Directly or, to the knowledge of the Servicer, indirectly use the proceeds of any Credit Extension or Release or otherwise make available such proceeds to any Person to fund, finance or facilitate any activities or business of or with any Person that is, at the time of such funding, a Sanctioned Person or in any country or territory that is at the time of such funding a Sanctioned Country or in any other manner that would result in a violation of Sanctions by any Person (including a Lender, Facility Agent, LC Issuer, Administrative Agent or otherwise).
Provided, further, that any breach of any term, covenant or agreement with respect to any Pool Receivable that would not cause any material liability or potential material liability for the Borrower, the Administrative Agent or any other Secured Party and that, with the removal of such Pool Receivable from the calculation of Net Receivables Balance, does not cause a Borrowing Base Default shall not be deemed to have been breached.
ARTICLE VII
ADMINISTRATION OF RECEIVABLES
SECTION 7.01. Designation of Servicer.
(a)The servicing, administering and collection of the Pool Receivables shall be conducted by the Person so designated from time to time in accordance with this Section 6.01. Until the Administrative Agent, with the consent or at the direction of the Facility Agents, gives notice to the Borrower and the Servicer of the designation of a new Servicer as provided in Section 6.01(b) below, NRG Retail LLC is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. The Borrower hereby grants to Servicer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of the Borrower any and all steps which are necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind in connection with any Pool Receivable or other Collateral.

(b)Upon the occurrence of any Event of Termination that has not been waived in writing, the Administrative Agent (i) shall at the request of the Majority Facility Agents or, at any time during which there are only two Facility Agents, at the request of either Facility Agent, or (ii) may with the consent of the Majority Facility Agents, (A) by written notice to the parties hereto designate as Servicer any Person to succeed NRG Retail LLC (or any successor Servicer) subject to the condition that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof and such replacement servicer shall have all required licenses and shall conduct its servicing at all times so as to not cause Borrower or any of its Affiliates to violate any applicable Law and (B) instruct the Borrower or the Servicer to give notice of the Administrative Agent’s interest in the Pool Receivables to each Obligor, which notice shall direct that payments be made directly to the Administrative Agent or its designee (for the benefit of each Secured Party), and the Borrower or the Servicer, as the case may be, shall give such notice at the expense of the Borrower or the Servicer, as the case may be; provided, that if the Borrower or the Servicer, as the case may be, fails to so notify each Obligor within 30 days after receipt of such instruction, the Administrative Agent (at the Borrower’s or the Servicer’s, as the case may be, expense) may so notify the Obligors. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon the reasonable determination by the Servicer that (x) the performance of its duties hereunder is no longer permissible under applicable law and (y) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law.
(c)NRG Retail LLC and any other Servicer agrees that, upon its resignation or replacement as Servicer pursuant to Section 6.01(b) above, it will cooperate with the Borrower, the Administrative Agent and the successor Servicer in effecting the termination of its responsibilities and rights as Servicer hereunder, including, without limitation, using commercially reasonable efforts in (i) assisting the successor Servicer in enforcing all of Borrower’s rights under the Pool Receivables and Related Security, (ii) transferring, promptly upon receipt, to the successor Servicer or to the Borrower, any Collections or other amounts related to the Pool Receivables received by such Servicer, (iii) transferring to the successor Servicer all books and records including the Contracts (or copies of books and records and Contracts) held by or under the control of such Servicer and (iv) permitting the successor Servicer to have access to all tapes, discs, diskettes and related property containing information concerning the Pool Receivables and the books and records (including the Contracts) and taking all commercially reasonable actions necessary in its control to permit the successor Servicer to use all computer software that may facilitate the Servicer’s access to and use of such information and acting as data processing agent for such successor Servicer if requested. Upon the resignation or replacement of NRG Retail LLC as Servicer, NRG Retail LLC shall no longer be entitled to the Servicer Fee accruing from and after the effective date of such resignation or replacement.

(d)The Servicer may delegate its duties and obligations hereunder to any sub-servicer (each a “Sub-Servicer”); provided, that, in each such delegation (i) the Servicer shall remain primarily liable for the performance of the duties and obligations so delegated; (ii) the Borrower, the Administrative Agent and each Lender Group shall have the right to look solely to the Servicer for performance; (iii) unless such Sub-Servicer is a Utility that is providing invoicing services to an Originator, the terms of any agreement with any Sub-Servicer shall provide that such agreement shall terminate upon the termination of the Servicer hereunder by giving notice of its desire to terminate such agreement to the Servicer (and the Servicer shall provide appropriate notice to each such Sub-Servicer) and (iv) unless such Sub-Servicer is an Originator, another Affiliate of the Servicer or a Utility that is providing invoicing services to an Originator, the Administrative Agent shall have consented in writing in advance to such delegation. For the avoidance of doubt, this Section 6.01(d) shall not apply to any Payment Processor, any third party collection agency collecting Defaulted Receivables or any other third party service provider assisting in the servicing of the Defaulted Receivables. None of the Borrower, the Administrative Agent and the members of the Lender Groups shall have any obligations, duties or liabilities with respect to any Sub-Servicer, Payment Processor, any third party collection agency collecting Defaulted Receivables or any other third party service provider assisting in the servicing of the Defaulted Receivables.
SECTION 7.02. Duties of the Servicer.

(a)The Servicer shall take or cause to be taken all such actions as it deems necessary or advisable to collect each Pool Receivable from time to time, all in accordance, in all material respects, with applicable laws, tariffs, rules, regulations and the Credit and Collection Policy. Each of the Borrower, each Lender, each LC Issuer, each Liquidity Provider, each Facility Agent and the Administrative Agent hereby appoints as its agent the Servicer, from time to time designated pursuant to Section 6.01, to enforce its respective rights and interests in and under the Pool Receivables and the Related Security. The Servicer (so long as it is NRG Retail LLC) will at all times apply the same standards and follow the same procedures with respect to the decision to commence litigation with respect to the Pool Receivables, and in prosecuting and litigating with respect to Pool Receivables, as it applies and follows with respect to trade accounts receivable serviced by it which are not Pool Receivables; provided, however, that from and after an Event of Termination, the Servicer shall commence or settle any legal action to enforce collection of any Delinquent Receivable or Defaulted Receivable as directed by the Administrative Agent; provided, further, that the Servicer shall not be required to take any action that (i) is contrary to any applicable law or (ii) any existing applicable agreement. In no event shall the Servicer be entitled to make the Administrative Agent, any Facility Agent, any Lender or any Liquidity Provider a party to any litigation without the such Person’s express prior written consent.
(b)In the event the Servicer receives any Collections or other proceeds of the Collateral, it shall hold such Collections and other proceeds on behalf of the Borrower for application and remittance in accordance with Section 2.07 or 2.08, as applicable, and it shall remit the same to the Collection Account or, if the Collection Account is not established, the Designated Deposit Account to the extent required hereunder. The Borrower shall deliver to the Servicer, and the Servicer shall hold in trust for the Borrower, the Lenders and the Liquidity Providers in accordance with their respective interests, all books and records.
(c)The Servicer shall, as soon as practicable following receipt, turn over to the Person entitled thereto collections in respect of any receivable which is not a Pool Receivable less, to the extent the Servicer performed any collection or enforcement actions which it was authorized by such Person to perform, all reasonable and appropriate out of pocket costs and expenses of such Servicer incurred in collecting and enforcing such receivable.
SECTION 7.03. Deposit Account and Lock-Box Arrangements.

(a)On or prior to the Effective Date, the Borrower shall have delivered to the Administrative Agent a Deposit Account Control Agreement in respect of each Deposit Account identified on Exhibit F as of the Effective Date. On or prior to the Amendment No. 4 Effective Date, the Borrower shall have delivered to the Administrative Agent an amendment to the Deposit Account Control Agreement related to the Citibank, N.A. accounts in respect of the Deposit Accounts at Citibank. Each Deposit Account Control Agreement for the Deposit Accounts shall provide the Administrative Agent with “control” within the meaning of Section 9-104 of the UCC over such Deposit Accounts. Neither the Borrower nor the Servicer shall, or shall permit, any other Person to, attempt to close any Deposit Account unless the Collections directed to such Deposit Account are redirected to another Deposit Account subject to a Deposit Account Control Agreement.
(b)If at any time, a Deposit Account Bank has a short term unsecured debt rating lower than A-1 by Standard & Poor’s or P-1 by Moody’s (each a “Low Ratings Deposit Account Bank”), the Administrative may (and at the direction of the Majority Facility Agents, shall) require that the Borrower open new Deposit Accounts with a new Deposit Account Bank having such ratings. Such establishment of new deposit accounts and the execution and delivery of appropriate Deposit Account Control Agreements shall be completed promptly but in any event no later than thirty (30) days following the Administrative Agent’s notice. If any Deposit Account remains at the applicable Low Ratings Deposit Account Bank ninety (90) days after the Administrative Agent’s delivery of such notice it shall cease to be eligible Deposit Account Bank for all purposes hereunder (but the Administrative Agent shall not be under any obligation to terminate any existing Deposit Account Control Agreements until such time as no Collections are received by such non-eligible bank).
SECTION 7.04. Rights of the Administrative Agent.

(a)Following the occurrence and during the continuation of any Event of Termination, the Administrative Agent (i) shall at the request of the Majority Facility Agents or, at any time during which there are only two Facility Agents, at the request of either Facility Agent, or (ii) may with the consent of the Majority Facility Agents, exercise its right to take exclusive ownership and control of the Collection Account, the Lock-Boxes and the Deposit Accounts (including the Designated Deposit Account), and each of the Borrower and the Servicer hereby agrees to take any further action necessary that the Administrative Agent may reasonably request to effect such control. From and after the date the Administrative Agent exercises its right to take exclusive control of the Collection Account, or if the Collection Account has not been established, the Designated Deposit Account, all withdrawals and distributions to be made from the Collection Account, the Designated Deposit Account or any other Deposit Account by the Servicer hereunder shall be made by the Administrative Agent.
(b)The Borrower hereby grants to the Administrative Agent an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of the Borrower, following the occurrence and during the continuance of an Event of Termination and the Termination Date has been declared or has automatically occurred pursuant to Section 7.01, any and all steps which are necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind in connection with any Pool Receivable or other Collateral.
(c)At any time after the Effective Date, the Administrative Agent may, and upon the request of the Majority Facility Agents shall, cause the Collection Account to be established. The Collection Account shall be established in the name of the Administrative Agent at an Eligible Account Bank selected by the Administrative Agent, and the Administrative Agent shall have exclusive dominion and control over the Collection Account and the authority to direct the disposition of the funds in the Collection Account without the consent of the Borrower; provided that until the Administrative Agent provides such instructions to such Eligible Account Bank (in accordance with Section 6.04(a)), such Eligible Account Bank shall be entitled to comply with instructions originated by the Servicer directing disposition of the funds in the Collection Account.
(d)Each of the Borrower and the Servicer hereby authorizes the Administrative Agent (for the benefit of each Lender Group), and irrevocably appoints the Administrative Agent (for the benefit of each Lender Group) as its attorney-in-fact with full power of substitution and with full authority in the place and stead of the Borrower or the Servicer, as applicable, which appointment is coupled with an interest, to take any and all steps in the name of the Borrower or the Servicer, as applicable, and on behalf of the Borrower or the Servicer, as applicable, as may be necessary or desirable, in the reasonable determination of the Administrative Agent to collect any and all amounts or portions thereof due under any and all Collateral, including endorsing the name of the Borrower or the Servicer, as applicable, on all checks and other instruments representing Collections and enforcing such Collateral. Notwithstanding anything to the contrary contained in this subsection, none of the powers conferred upon such attorney-in-fact pursuant to the preceding sentence shall subject such attorney- in- fact to any liability if any action taken by it shall prove to be inadequate or invalid, nor shall they confer any obligations upon such attorney-in-fact in any manner whatsoever. The Administrative Agent shall only be entitled to act as contemplated in this clause (d) while an Event of Termination is continuing or after the Termination Date has been declared pursuant to Section 7.01.
SECTION 7.05. Responsibilities of the Borrower. Anything herein to the contrary notwithstanding, the Borrower shall (i) perform all of its obligations with respect to the Pool Receivables to the same extent as if a security interest in the Pool Receivables had not been granted hereunder and the exercise by the Administrative Agent of its rights hereunder shall not relieve Borrower from such obligations and (ii) pay when due any taxes, including without limitation, sales, excise and personal property taxes payable by it in connection with the Pool Receivables. None of the Administrative Agent, the Facility Agents, the Lenders or the Liquidity Providers shall have any obligation or liability with respect to any Pool Receivables or other Collateral, nor shall any of them be obligated to perform any of the obligations of the Borrower thereunder.
SECTION 7.06. Further Action Evidencing Administrative Agent’s Interest. Each of the Borrower and the Servicer agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Administrative Agent, any Lender, any LC Issuer or any Facility Agent may reasonably request in order to perfect, protect or more fully evidence the interest of the Administrative Agent or the Secured Parties granted hereunder or pursuant to any other Facility Document or to enable the Administrative Agent or any LC Issuer to exercise or enforce any of its or any of the Secured Parties’ rights hereunder or under any other Facility Document. Without limiting the generality of the foregoing, each of the Borrower and the Servicer will (i) code its master data processing records evidencing such Pool Receivables to evidence that a security interest therein has been granted to the Administrative Agent under this Agreement, and (ii) upon the request of the Administrative Agent, any Lender, any LC Issuer or any Facility Agent, file such financing statements, continuation statements or amendments thereto or assignments thereof, and execute and file such other instruments or notices, as may be necessary or appropriate or as the Administrative Agent, any Lender, any LC Issuer or any Facility Agent may reasonably request. If after the occurrence and during the continuation of any Event of Termination, either the Borrower or the Servicer fails to perform any of its respective agreements or obligations under this Agreement, the Administrative Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable out-of-pocket expenses of the Administrative Agent incurred in connection therewith shall be payable by the Borrower or the Servicer, as applicable, upon the Administrative Agent’s demand therefor.
ARTICLE VIII
EVENTS OF TERMINATION
SECTION 8.01. Events of Termination. If any of the following events (each, an “Event of Termination”) shall occur (provided, however, that the occurrence of any of the events described in clauses (b), (c), (d) or (o) below with respect to one or more Pool Receivables shall not constitute an Event of Termination if, after such Pool Receivable(s) are removed from the calculation of Net Receivable Balance, no Borrowing Base Default shall exist):

(a)(i) Any Transaction Party shall fail to make any payment or deposit required to be made by it hereunder or under any other Facility Document to the Borrower, the Administrative Agent or any Secured Party when due and such payment shall not be deemed to have been timely made or (ii) the Servicer shall fail to deliver a Borrowing Base Certificate as required by Section 2.03(a);
(b)Any Loan Party shall breach any term, covenant or agreement contained in this Agreement or any other Facility Document (unless otherwise provided in this Section 7.01);
(c)Any representation or warranty made or deemed to be made by any Loan Party under or in connection with this Agreement or any other Facility Document (including any Monthly Report, any Borrowing Request, any Borrowing Base Certificate, any Letter of Credit Request or other information or report delivered pursuant hereto) shall, after expiration of any applicable cure period, prove to have been materially false or incorrect (except that the materiality standard in this clause (c) shall not apply to any such representation or warranty that is qualified by a materiality standard by its terms) when made or deemed made or delivered;
(d)The Administrative Agent, on behalf of the Secured Parties, shall cease to have a valid and perfected first priority security interest in the Pool Receivables and the Related Security and Collections with respect thereto or any other Collateral;
(e)An Event of Bankruptcy shall occur with respect to any Loan Party;
(f)A Material Adverse Effect shall occur with respect to any Loan Party or the Pool Receivables;
(g)A “Purchase Termination Event” shall occur under (and as defined in) the Receivables Sale Agreement with respect to (x) three or more Originators or (y) Originators whose Receivables constitute 25% or more of the aggregate Outstanding Balance of all Pool Receivables;
(h)As of the last day of any Calculation Period,
(i)the average of the Dilution Ratios for any three (3) consecutive Calculation Periods shall exceed 2.25%;
(ii)the average of the Default Ratios for any three (3) consecutive Calculation Periods shall exceed 4.0%;
(iii)the average of the Modified Days’ Sales Outstanding for any three (3) consecutive Calculation Periods shall exceed 35 days; or
(iv)the average of the Delinquency Ratios for any three (3) consecutive Calculation Periods shall exceed 9.0%;
(i)A Borrowing Base Default shall exist;
(j)A Servicer Default shall have occurred;

(k)(i) (A) The Borrower shall fail to make any payment in respect of any Indebtedness in an aggregate principal amount exceeding $15,000, when and as the same shall become due and payable or (B) an event of default shall have occurred and be continuing under an agreement, or related agreements, under which the Borrower has outstanding Indebtedness; or (ii) (A) any Loan Party other than the Borrower (or any combination of Transaction Parties) shall default for a period beyond any applicable grace period (x) in the payment of any principal, interest or other amount due under any Indebtedness (other than trade payables or non-recourse indebtedness), or (y) any other event shall occur or condition shall exist under an agreement, or related agreements, under which such Loan Party has, or such Transaction Parties have, outstanding Indebtedness (other than trade payables or non-recourse indebtedness), if the effect of such event or condition is to permit the acceleration of the maturity of such Indebtedness (other than trade payables or non-recourse indebtedness), and the outstanding amount or amounts payable under all such Indebtedness under clauses (x) and (y) equals or exceeds $150,000,000 or (B) an event of default shall have occurred and be continuing under an agreement, or related agreements, under which any Loan Party other than the Borrower (or any combination of Transaction Parties) has outstanding Indebtedness (other than trade payables or non-recourse indebtedness) of $150,000,000 or more and, in the case of this clause (B), such debt has been accelerated by the holder of such debt, or the holder of such debt has attempted to accelerate but such acceleration was prevented by applicable Law;
(l)(i) One or more final judgments, decrees or orders for the payment of money in the aggregate amount of $15,000 or more shall be rendered against the Borrower or (ii) one or more judgments for the payment of money in an aggregate amount in excess of $150,000,000 (excluding therefrom any amount covered by insurance) shall be rendered against any Loan Party other than the Borrower, or any combination of Transaction Parties, and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of any Loan Party or any combination of Transaction Parties to enforce any such judgment;
(m)Any of this Agreement, the Receivables Sale Agreement, the Performance Guaranty, any Subordinated Note, the Fee Letter, the Administrative Agent Fee Letter or the LC Fronting Fee Letter shall cease to be in full force and effect or any of the Borrower, any Originator, the Performance Guarantor or the Servicer shall so assert in writing or otherwise seek to terminate or disaffirm its obligations under any such Facility Document at any time following the execution thereof;
(n)A Change in Control shall have occurred with respect to any Loan Party;
(o)There shall have been filed (i) notice of a Lien from the IRS pursuant to Section 6323 of the Code against any of the Collateral, (ii) notice of a Lien from the PBGC pursuant to Section 430(k) of the Code or Section 303(k) of ERISA against any Transaction Party for a failure to make a required installment or other payment to a Plan to which either of such sections applies, or (iii) a notice of any other Lien the existence of which could reasonably be expected to have a Material Adverse Effect against any Transaction Party and, in each case, such Lien shall not have been released or withdrawn within ten (10) days;
(p)The Borrower (i) shall become a “covered fund” under the Volcker Rule, or (ii) shall become or shall be required to register as an “investment company” or shall become “controlled by an investment company” (or a company required to register as an “investment company”), in each case within the meaning of the Investment Company Act or (iii) no longer be permitted to rely on the exemption set forth in Section 3(c)(5) of the Investment Company Act from the requirement to register as an “investment company” within the meaning of the Investment Company Act;

(q)The Performance Guarantor shall breach its covenant (which, as of the Effective Date, is set forth in Section 6.12 of the Parent Credit Agreement) with respect to its Consolidated Total Net Leverage Ratio under and as defined in the Parent Credit Agreement;
(r)NRG Retail LLC shall resign as Servicer, and no successor Servicer reasonably satisfactory to the Administrative Agent shall have been appointed; or
(s)The Borrower shall fail to repay in full the Aggregate Principal Balance and all other Borrower Obligations and to Cash Collateralize the outstanding Letters of Credit up to the Required LC Cash Collateral Amount on or prior to the Final Maturity Date;
then, and in any such event, the Administrative Agent (i) shall at the request of the Majority Facility Agents or, at any time during which there are only two Facility Agents, at the request of either Facility Agent, or (ii) may with the consent of the Majority Facility Agents, by notice to the Borrower, (A) declare the Termination Date to have occurred; provided, however, that, in the case of any event described in subsection (e) above, the Termination Date shall be deemed to have occurred automatically upon the occurrence of such event and (B) replace the Servicer pursuant to Section 6.01.  In addition, the Administrative Agent may deliver the notices of exclusive control under any Deposit Account Control Agreement after the occurrence of an Event of Termination. Upon any such declaration or automatic occurrence, the Administrative Agent and the Secured Parties shall have, in addition to all other rights and remedies under this Agreement or otherwise but subject to the following sentence and Section 10.09 hereof, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative.  Upon the declaration or automatic occurrence of the Termination Date in accordance with this Section 7.01, all obligations hereunder shall be immediately due and payable and all Loans shall be immediately due and payable.
ARTICLE IX
INDEMNIFICATION
SECTION 9.01. Indemnities by the Borrower. Without limiting any other rights which any Affected Person may have hereunder or under applicable law (including, without limitation, the right to recover damages for breach of contract), the Borrower hereby agrees to indemnify and hold harmless each Affected Person and their respective Affiliates, agents, employees, officers, and directors (collectively, the “Indemnified Parties”), from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable external attorneys’ fees and disbursements and all costs and expenses incurred, including reasonable external attorneys’ fees and disbursements, in connection with the enforcement of this provision (all of the foregoing being collectively referred to as “Indemnified Amounts”), awarded against or incurred by such Indemnified Party to the extent relating to or arising from or as a result of this Agreement, the funding, issuing or maintenance of Credit Extensions hereunder, the use of the Letters of Credit, or proceeds of Loans or Releases, or any interest therein, or in respect of any Pool Receivable, Related Security or Contract, or in respect of any other Facility Document subject to the proviso set forth below. Without limiting the generality of the foregoing indemnification, the Borrower shall indemnify the Indemnified Parties for Indemnified Amounts to the extent relating to or resulting from any of the following:
(i)the failure of any Pool Receivable represented by the Borrower to be an Eligible Receivable hereunder to be an “Eligible Receivable” at the time of such representation;

(ii)reliance on any representation or warranty made or deemed made by the Borrower under this Agreement or any other Facility Document to which it is a party which shall have been false or incorrect when made or deemed made;
(iii)the failure by the Borrower to comply with any term, provision or covenant contained in this Agreement, the Receivables Sale Agreement or any other Facility Document to which it is party or with any applicable law, tariff, rule or regulation with respect to any Pool Receivable, the related Contract, or the Related Security, or the nonconformity of any Pool Receivable, the related Contract or the Related Security with any such applicable law, tariff, rule or regulation;
(iv)any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with goods or services, the sale or provision of which gave rise to or are the subject of any Pool Receivable or Contract;
(v)the failure to pay when due any taxes, including, without limitation, sales, excise or personal property taxes payable by the Borrower in connection with the Collateral;
(vi)the payment by such Indemnified Party of taxes, including, without limitation, any taxes imposed by any jurisdiction on amounts payable and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, to the extent caused by the Borrower’s actions or failure to act in breach of this Agreement;
(vii)the failure to vest and maintain vested in the Administrative Agent, on behalf of the Secured Parties, a first priority perfected security interest in the Pool Receivables, together with all Collections, Related Security and other Collateral, free and clear of any Lien except a Lien in favor of any Affected Person, whether existing at the time such Pool Receivable arose or at any time thereafter;
(viii)the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the applicable UCC or other applicable laws naming the Borrower as “Debtor” with respect to any Collateral;
(ix)any dispute, claim, offset or defense (other than as a result of the bankruptcy or insolvency of the related Obligor) of an Obligor to the payment of any Pool Receivable (including, without limitation, a defense based on such Pool Receivable not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of goods or services related to such Pool Receivable or the furnishing or failure to furnish such goods or services (other than as a result of the bankruptcy or insolvency of the related Obligor);
(x)the commingling of Collections with any other funds;

(xi)any failure by the Borrower to give reasonably equivalent value to the Originator in consideration for the transfer by the Originator to the Borrower of any Pool Receivables, or any attempt by any Person to void any such transfer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code;
(xii)the failure of any Deposit Account Bank or Payment Processor to remit any amounts or items of payment held in a Deposit Account or in a Lock-Box pursuant to the instructions of the Administrative Agent given in accordance with this Agreement, the applicable Deposit Account Control Agreement, the applicable Lock-Box Control Agreement or the other Facility Documents, whether by reason of the exercise of setoff rights or otherwise;
(xiii)any investigation, litigation or proceeding related to this Agreement, or the use of proceeds of Loans made pursuant to this Agreement or any other Facility Document delivered hereunder or in respect of any of the Collateral;
(xiv)any claim brought by any Person arising from any activity by the Borrower in servicing, administering or collecting any Pool Receivable;
(xv)the grant by the Borrower of a security interest in any Receivable in violation of any applicable law, tariff, rule or regulation;
(xvi)the failure of the Borrower to furnish accurate and complete documentation (including, without limitation, a Contract or invoice) to any Obligor;
(xvii)the failure of any Payment Processor, Sub-Servicer or any other third party with a contractual relationship with the Borrower for the acceptance or processing of Collections, to remit any Collections received by it to a Lock-Box or a Deposit Account within two (2) Business Days of receipt;
(xviii)the failure of any Transaction Party to pay when due any Direct Taxes, energy surcharges or other governmental charges payable by it in connection with the Pool Receivables or the Facility Documents;
(xix)the amendment, modification or termination of any tariff or similar contract governing any Pool Receivable or the activities of the Borrower; or
(xx)the failure of the sale and pledge of any Pool Receivable under the Facility Documents to comply with the requirements of the Federal Assignment of Claims Act or any analogous State or local Laws.
provided, however, that the Borrower shall not be required to indemnify any Indemnified Party to the extent of any amounts (x) resulting from the gross negligence or willful misconduct of such Indemnified Party as determined by final non-appealable judgment of a court of competent jurisdiction; (y) for which indemnification would constitute recourse (except as otherwise specifically provided in this Agreement to be paid by the Borrower hereunder) for uncollectible Receivables; or (z) in respect of Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. Any amounts subject to the indemnification provisions of this Section 8.01 shall be paid by the Borrower to the related Indemnified Party within five (5) Business Days following demand therefor.
SECTION 9.02. Indemnities by the Servicer. Without limiting any other rights that any Affected Party may have hereunder or under applicable Law, the Servicer hereby agrees to indemnify each Indemnified Party and hold each Indemnified Party harmless from and against any and all Indemnified Amounts arising out of or resulting from a breach by the Servicer of any of its obligations or representations and warranties under this Agreement or any other Facility Document and for Indemnified Amounts to the extent arising out of or resulting from any of the following:
(i)the failure of any Pool Receivable represented by the Servicer to be an Eligible Receivable hereunder (including in any Monthly Report) to be an “Eligible Receivable” at the time of such representation;
(ii)reliance on any representation or warranty made or deemed made by the Servicer under this Agreement or any other Facility Document to which it is a party, which shall have been false or incorrect when made or deemed made;
(iii)the failure by the Servicer to comply with any term, provision or covenant contained in this Agreement, the Receivables Sale Agreement or any Facility Document to which it is party or with any applicable law, tariff, rule or regulation with respect to any Pool Receivable or the Related Security (including, without limitation, the covenants with respect to commingling of Collections set forth in Section 5.04(h));
(iv)the failure of any Payment Processor, Sub-Servicer or any other third party with a contractual relationship with the Servicer or any of its Affiliates for the acceptance or processing of Collections, to remit any Collections received by it to a Lock-Box or a Deposit Account within two (2) Business Days of receipt; or
(v)any action or omission by the Servicer which reduces or impairs the rights or interests of the Administrative Agent, the Facility Agents or any Lender with respect to any Collateral or the value of any Collateral;
(vi)any claim brought by any Person arising from any activity by the Servicer in servicing, administering or collecting any Pool Receivable;
(vii)the failure of any information provided by or on behalf of the Servicer for inclusion in any Monthly Report to be true and correct, or the failure of any other information required to be provided to such Indemnified Party by, or on behalf of, the Servicer to be true and correct;
(viii)the failure to cause the payment when due of any Direct Taxes, energy surcharges or other governmental charges payable by a Transaction Party in connection with the Pool Receivables or the Facility Documents;

(ix)any dispute, claim, offset or defense of the Obligor to the payment of any Pool Receivable in resulting from or related to the collection activities of the Servicer with respect to such Receivable; or
(x)the failure of the Servicer to furnish accurate and complete documentation (including, without limitation, a Contract or invoice) to any Obligor;
provided, however, that the Servicer shall not be required to indemnify any Indemnified Party to the extent of any amounts (x) resulting from the gross negligence or willful misconduct of such Indemnified Party as determined by a final, non-appealable order of a court of law; (y) for which indemnification would constitute recourse (except as otherwise specifically provided in this Agreement to be paid by the Borrower hereunder) for uncollectible Receivables or with respect to an Obligor’s financial inability to pay; or (z) in respect of Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. Any amounts subject to the indemnification provisions of this Section 8.02 shall be paid by the Servicer to the related Indemnified Party within five (5) Business Days following demand therefor. In no event, however, shall the Servicer be liable on any theory of liability for any special, indirect, consequential or punitive damages (including, without limitation, any loss of profits, business or anticipated savings); provided, however, that the forgoing is not intended to limit any obligation of any Transaction Party to reimburse any Indemnified Party hereunder for any special, indirect, consequential or punitive damages which such Indemnified Party is required to pay to any Person.
SECTION 9.03. Limited Liability of Indemnified Parties. No Indemnified Party shall have any liability (whether in contract, tort or otherwise) to Transaction Party or any of their security holders or creditors for or in connection with the transactions contemplated hereby, except to the extent such liability is determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted primarily from such Indemnified Party’s gross negligence or willful misconduct or breach of its obligations under this Agreement. In no event, however, shall any Indemnified Party be liable on any theory of liability for any special, indirect, consequential or punitive damages (including, without limitation, any loss of profits, business or anticipated savings).
ARTICLE X
THE AGENTS
SECTION 10.01. Authorization and Action.
(a) Each Lender, LC Issuer and Facility Agent hereby irrevocably designates and appoints RBC, as the “Administrative Agent” hereunder and authorizes the Administrative Agent to take such actions and to exercise such powers as are delegated to the Administrative Agent hereby and to exercise such other powers as are reasonably incidental thereto. The Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Facility Documents. The duties of the Administrative Agent shall be mechanical and administrative in nature. At no time shall the Administrative Agent have any duty or responsibility to any Person to investigate or confirm the correctness or accuracy of any information or documents delivered to it in its role as Administrative Agent hereunder or any obligation in respect of the failure of any Person (other than the Administrative Agent) to perform any obligation hereunder or under any other Facility Document. The Administrative

Agent shall not have, by reason of this Agreement, a fiduciary relationship in respect of any Facility Agent, Lender LC Issuer or Transaction Party. Nothing in this Agreement or any of the Facility Documents, express or implied, is intended to or shall be construed to impose upon the Administrative Agent any obligations in respect of this Agreement or any of the Facility Documents except as expressly set forth herein or therein. The Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender, LC Issuer or any Facility Agent with any credit or other information with respect to any Transaction Party or their Affiliates, whether coming into its possession before the Effective Date or at any time or times thereafter.
    (b)        Each Lender and LC Issuer hereby irrevocably designates and appoints the respective institution identified as the Facility Agent for such Lender’s or LC Issuer’s Lender Group on the signature pages hereto or in the Joinder Agreement or Assignment and Acceptance pursuant to which such Lender or LC Issuer becomes a party hereto, and each authorizes such Facility Agent to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to such Facility Agent by the terms of this Agreement, if any, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Facility Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, LC Issuer or other Facility Agent or the Administrative Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of such Facility Agent shall be read into this Agreement or otherwise exist against such Facility Agent.
    (c)    Except as otherwise specifically provided in this Agreement, the provisions of this Article IX are solely for the benefit of the Facility Agents, the Administrative Agent, the Lenders and the LC Issuers, and none of the Transaction Parties shall have any rights as a third party beneficiary or otherwise under any of the provisions of this Article IX, except that this Article IX shall not affect any obligations which any Facility Agent, the Administrative Agent, any Lender or any LC Issuer may have to any Transaction Party under the other provisions of this Agreement. Furthermore, no Lender or LC Issuer shall have any rights as a third-party beneficiary or otherwise under any of the provisions hereof in respect of a Facility Agent which is not the Facility Agent for such Lender or LC Issuer.
    (d)        In performing its functions and duties hereunder, the Administrative Agent shall act solely as the agent of the Lenders, LC Issuers and the Facility Agents and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any Transaction Party or any of their successors and assigns. In performing its functions and duties hereunder, each Facility Agent shall act solely as the agent of its respective Lenders and LC Issuers and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any Transaction Party, any other Facility Agent or the Administrative Agent, or any of their respective successors and assigns.
SECTION 10.02. Agents’ Reliance, Etc. (a) Neither the Administrative Agent nor any Facility Agent nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or such Facility Agent or the

Administrative Agent under or in connection with this Agreement, (i) with the consent or at the direction of the Majority Facility Agents (or in the case of any Facility Agent, the Lenders and the LC Issuers within its Lender Group that have a majority of the aggregate Commitments of such Lender Group) or (ii) in the absence of such Person’s gross negligence or willful misconduct. Without limiting the generality of the foregoing, each of the Administrative Agent and the Facility Agents: (i) may consult with legal counsel (including counsel for the Performance Guarantor, the Borrower, the Servicer or any other Affiliate of the Performance Guarantor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Performance Guarantor, the Borrower, the Servicer or any other Affiliate of Performance Guarantor or to inspect the property (including the books and records) of the Performance Guarantor, the Borrower, the Servicer or any other Affiliate of Performance Guarantor; (iv) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (v) shall incur no liability under or in respect of this Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties. The Administrative Agent shall not be responsible to any Lender, LC Issuer, Facility Agent or other Person for (i) any recitals, representations, warranties or other statements made by any Transaction Party or any of their Affiliates, (ii) the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Facility Document, (iii) any failure of any Transaction Party or any of their Affiliates to perform any obligation hereunder or under the other Facility Documents to which it is a party (or under any Contract), or (iv) the satisfaction of any condition specified in Article III.
(b) Each Facility Agent and the Administrative Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or other writing or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. Each Facility Agent and the Administrative Agent shall in all cases be fully justified in failing or refusing to take any action under any Facility Document unless it shall first receive such advice or concurrence of the Majority Facility Agents (or in the case of any Facility Agent, the Lenders and the LC Issuers within its Lender Group that have a majority of the aggregate Commitment of such Lender Group), and assurance of its indemnification, as it deems appropriate.
    (c)        The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Majority Facility Agents, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders, LC Issuers, the Administrative Agent and Facility Agents.

    (d)        The Lenders and LC Issuers within each Lender Group with a majority of the Commitments of such Lender Group shall be entitled to request or direct the related Facility Agent to take action, or refrain from taking action, under this Agreement on behalf of such Lenders and LC Issuers. Such Facility Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of such Lenders and LC Issuers, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of such Facility Agent’s Lenders and LC Issuers.
    (e)        Unless otherwise advised in writing by a Facility Agent or by any Lenders or LC Issuers on whose behalf such Facility Agent is purportedly acting, each party to this Agreement may assume that (i) such Facility Agent is acting for the benefit of each of the Lenders and LC Issuers in respect of which such Facility Agent is identified as being the “Facility Agent” in the definition of “Facility Agent” hereto, as well as for the benefit of each assignee or other transferee from any such Person, and (ii) each action taken by such Facility Agent has been duly authorized and approved by all necessary action on the part of the Lenders and LC Issuers on whose behalf it is purportedly acting. Each Facility Agent and its Lenders and LC Issuers shall agree amongst themselves as to the circumstances and procedures for removal, resignation and replacement of such Facility Agent.
    (f)    Neither any Facility Agent nor the Administrative Agent shall be deemed to have knowledge or notice of the occurrence of any Advance Suspension Event, Event of Termination or Potential Event of Termination unless the Administrative Agent and the Facility Agents have received notice from any Lender, LC Issuer or a Transaction Party stating that an Advance Suspension Event, an Event of Termination or an Potential Event of Termination has occurred hereunder and describing such Advance Suspension Event, Event of Termination or Potential Event of Termination. In the event that the Administrative Agent receives such a notice, it shall promptly give notice thereof to each Facility Agent whereupon each such Facility Agent shall promptly give notice thereof to its related Lenders and LC Issuers, if applicable. In the event that a Facility Agent receives such a notice (other than from the Administrative Agent), it shall promptly give notice thereof to the Administrative Agent. The Administrative Agent shall take such action concerning an Advance Suspension Event, an Event of Termination or an Potential Event of Termination as may be directed by the Majority Facility Agents (unless such action otherwise requires the consent of all Lenders and LC Issuers), but until the Administrative Agent receives such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, as the Administrative Agent deems advisable and in the best interests of the Lenders and the Facility Agents.
SECTION 10.03. Agents and Affiliates. Each of the Administrative Agent, the Lenders, the LC Issuers and the Facility Agents and any of their respective Affiliates may extend credit to, accept deposits from and generally engage in any kind of banking, trust, debt, equity or other business with any Transaction Party or any of their Affiliates. With respect to the acquisition of the Eligible Receivables pursuant to this Agreement, each of the Facility Agents and the Administrative Agent shall have the same rights and powers under this Agreement as any Lender or LC Issuer and may exercise the same as though it were not such an agent, and the terms “Lender,” “LC Issuer,” “Lenders” and “LC Issuers” shall include, to the extent applicable, each of the Facility Agents and the Administrative Agent in their individual capacities.

SECTION 10.04. Decision to Extend Credit. Each Lender and LC Issuer expressly acknowledges that none of the Administrative Agent, the Facility Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent, or any Facility Agent hereafter taken, including any review of the affairs of any Transaction Party, shall be deemed to constitute any representation or warranty by the Administrative Agent or such Facility Agent, as applicable. Each Lender and each LC Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent, any Facility Agent, any of their respective Affiliates or any other Lender, and based on such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and, if it so determines, to make Credit Extensions hereunder. Each Lender and each LC Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Facility Agent, any of their respective Affiliates, or any other Lender or LC Issuer, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement. Except for items specifically required to be delivered hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Facility Agent with any information concerning any Transaction Party or any of their Affiliates that comes into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.
SECTION 10.05. Delegation of Duties. The Administrative Agent and each Facility Agent may each execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither the Administrative Agent nor any Facility Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.
SECTION 10.06. Indemnification. Each Facility Agent severally agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower, the Servicer, an Originator or the Performance Guarantor), ratably according to its related Lender Group Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Administrative Agent under this Agreement; provided, that no Facility Agent shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting or arising from the Administrative Agent’s gross negligence or willful misconduct to the extent such gross negligence or willful misconduct is determined by a court of competent jurisdiction in a final and non-appealable decision. Without limitation of the generality of the foregoing, each Facility Agent agrees to reimburse the Administrative Agent, ratably according to its related Lender Group Percentage, promptly upon demand, for any reasonable out-of-pocket expenses (including reasonable counsel fees) incurred by the Administrative Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement; provided, that no Facility Agent shall be responsible for the costs and expenses of the Administrative Agent in defending itself against any claim alleging the gross negligence or willful misconduct of the Administrative Agent to the extent such gross negligence or willful misconduct is determined by a court of competent jurisdiction in a final and non-appealable decision.
SECTION 10.07. Successor Agents. The Administrative Agent and each Facility Agent may, upon thirty (30) days’ notice to the Borrower, each Lender, each LC Issuer and each other party hereto, resign as Administrative Agent or Facility Agent, as applicable. If any such party shall resign as Administrative Agent or Facility Agent under this Agreement, then, in the case of the Administrative Agent, the Majority Facility Agents, and in the case of any Facility Agent, its related Conduit Lenders, during such thirty-day period shall appoint a successor agent, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent or applicable Facility Agent and references herein to the Administrative Agent or such Facility Agent shall mean such successor agent, effective upon its appointment; and such former Administrative Agent’s or Facility Agent’s rights, powers and duties in such capacity shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or Facility Agent or any of the parties to this Agreement. After any retiring Administrative Agent’s or Facility Agent’s resignation hereunder as such agent, the provisions of Article VIII, this Article IX and Section 10.09 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent or a Facility Agent under this Agreement.
SECTION 10.08. Erroneous Payments.
(a)If the Administrative Agent notifies a Lender or Secured Party, or any Person who has received funds on behalf of a Lender or another Secured Party (any such Lender, Secured Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”), that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 9.08 and held in trust for the benefit of the Administrative Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
(b)Without limiting immediately preceding clause (a), each Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party (and each of their respective successors and assigns) agrees that if it receives a payment, prepayment or repayment

(whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) then in each such case:
(i)it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and
(ii)such Lender or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 9.08(b)(ii).
(c)For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 9.08 shall not have any effect on a Payment Recipient’s obligations pursuant to Section 9.08 or on whether or not an Erroneous Payment has been made.
(d)Each Lender or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Facility Document, or otherwise payable or distributable by the Administrative Agent to such Lender or Secured Party under any Facility Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a).
(e)The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender or Secured Party, to the rights and interests of such Lender or Secured Party, as the case may be) under the Facility Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Borrower Obligations owed by the Borrower; provided that this Section 9.08 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Borrower Obligations of the Borrower relative to the amount (and/or timing for payment) of the Borrower Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative

Agent from, or on behalf of (including through the exercise of remedies under any Facility Document), the Borrower for the purpose of a payment on the Borrower Obligations.
(f)To the extent permitted by Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.
(g)Each party’s obligations, agreements and waivers under this Section 9.08 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Facility Limit and/or the repayment, satisfaction or discharge of all Borrower Obligations (or any portion thereof) under any Facility Document.
ARTICLE XI
MISCELLANEOUS
SECTION 11.01. Amendments, Etc.
(a)No waiver of any provision of this Agreement nor consent to any departure by the Borrower or the Servicer therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and each Facility Agent, or Lender and LC Issuer, required to amend the relevant provision pursuant to Section 10.01(b) hereof, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
(b)No amendment to this Agreement shall be effective unless the same shall be in writing and signed by each of the Borrower, the Servicer, the Administrative Agent and the Majority Facility Agents, provided, however, that, without the written consent of each affected Lender and each affected LC Issuer, no such amendment shall (i) extend the Termination Date, (ii) extend the date of any payment or deposit of Collections by the Borrower or by the Servicer or the time of payment of Interest, (iii) release the security interest in or transfer all or any material portion of the Collateral, (iv) change the outstanding Principal Balance of any of the Loans made by any Lender hereunder other than as provided herein, (v) change the amount of any Lender Group Limit, Commitment or LC Commitment other than as provided herein or increase the Facility Limit hereunder, (vi) increase the Concentration Limit, (vii) amend, modify or waive any provision of the definitions of “Eligible Receivables”, “Majority Facility Agents”, “Net Receivables Balance,” “Total Reserve Amount,” “Borrowing Base”, “Borrowing Base Deficiency,” “Period,” “Majority Facility Agents,” “Final Maturity Date” or any of the defined terms used in such definitions or this Section 10.01, (viii) consent to or permit the assignment or transfer by the Borrower or any of its rights and obligations under this Agreement or of any of its right, title or interest in or to the Pool Receivables, (ix) amend or modify any provision of Section 7.01 or Section 10.03, (x) terminate the Performance Guaranty and/or release the Performance Guarantor from its obligations thereunder, (xi) reduce any Fees payable to any Lender or Facility Agent pursuant to the Fee Letter, reduce any Fees payable to any LC Issuer or Facility Agent pursuant to the LC Fronting Fee Letter or any Interest payable to any Lender hereunder, (xii) amend or modify Section 2.01(c) to alter the requirement that Non-Seasonal Reductions shall reduce the Lender Group Limit ratably, (xiii) amend or modify Section 10.08, (xiv) amend or modify the order of application of payments in Section 2.07 and Section 2.08 or (xv) modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (i) through (xiv) above in a manner which would circumvent the intention of the restrictions set forth in such clauses.

ARTICLE XIINotwithstanding anything to the contrary herein, to the fullest extent permitted by Law, no Facility Agent that has a Committed Lender in its Lender Group that is currently a Defaulting Committed Lender and no Committed Lender that is currently a Defaulting Committed Lender, shall be entitled to vote in respect of waivers, amendments or modifications to any Facility Document and the Commitment and the outstanding Loans or other extensions of credit of such Defaulting Committed Lender hereunder shall not be taken into account in determining whether the Majority Facility Agents or all of the Lenders or any other class of Lenders, as required by this Section 10.01 or otherwise, have approved any such waiver, amendment or modification (and the definition of “Majority Facility Agents” will automatically be deemed modified accordingly for the duration of such period); provided that any such waiver, amendment or modification that would increase or extend the term of the Commitment of such Defaulting Committed Lender, extend the date fixed for the payment of principal or interest owing to such Defaulting Committed Lender hereunder, reduce the principal amount of any obligation owing to such Defaulting Committed Lender, reduce the amount of or the rate or amount of interest on any amount owing to such Defaulting Committed Lender or of any fee payable to such Defaulting Committed Lender hereunder, or alter the terms of this proviso, shall require the prior written consent of such Defaulting Committed Lender.
SECTION 12.01. Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by facsimile copy or other electronic transmission) and shall be personally delivered or sent by registered mail, return receipt requested, or by courier or by facsimile or other electronic transmission, to each party hereto, at its address set forth on Schedule II hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of overnight courier, two (2) days after being deposited with such courier, or, in the case of notice by facsimile or other electronic transmission, when electronic confirmation of receipt is obtained, in each case addressed as aforesaid.
SECTION 12.02. Assignments; Participations.
(a)     Participations. Except as otherwise specifically provided herein, any Lender may sell to one or more Persons (each a “Participant”) participating interests in the Loans of such Lender hereunder. Such Lender shall remain solely responsible for performing its obligations hereunder, and the Borrower, the Servicer, each Facility Agent and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations hereunder. A Lender shall not agree with a Participant to restrict such Lender’s right to agree to any amendment hereto, except amendments that require the consent of all Lenders. Any such Participant shall not have any rights hereunder or under the Facility Documents. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12 and 2.13 (subject to the requirements and limitations therein and subject to such Participant’s compliance with the requirements of Section 2.14) to the same extent as if it were a Lender and acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant shall not be entitled to receive any greater payment under Sections 2.12 or 2.13, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in Law that occurs after the Participant acquired the applicable participation.

Each Lender (or its Facility Agent on its behalf) that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of its Participants and the amounts of each such Participant’s interest in any Loans, Commitments or other rights or obligations hereunder (the “Participant Register”); provided that no Lender or Facility Agent shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in such Loans, Commitments or other rights or obligations hereunder) to any Person except to the extent that such disclosure is necessary to establish that such Loans, Commitments or other rights or obligations hereunder are in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(b)    Assignments by Committed Lenders. Any Committed Lender may assign to one or more Persons (each a “Purchasing Committed Lender”), reasonably acceptable to the Administrative Agent, each LC Issuer and the related Facility Agent in their sole discretion, any portion of its Commitment pursuant to an Assignment and Acceptance with any changes as have been approved by the parties thereto, executed by each such Purchasing Committed Lender, such selling Committed Lender, such related Facility Agent and the Administrative Agent and with the consent of the Borrower (provided, that the consent of the Borrower shall not be unreasonably withheld or delayed and that no such consent shall be required if an Event of Termination has occurred and is continuing; provided, further, that no consent of the Borrower shall be required if the assignment is made by any Committed Lender to the Administrative Agent, to any other Committed Lender, to any Affiliate of the Administrative Agent or any Committed Lender or to any Program Support Provider). Any such assignment by a Committed Lender cannot be for an amount less than $10,000,000. Upon (i) the execution of the Assignment and Acceptance with any changes as have been approved by the parties thereto, (ii) delivery of an executed copy thereof to the Borrower, the Servicer, such related Facility Agent and the Administrative Agent and (iii) payment by the Purchasing Committed Lender to the selling Committed Lender of the agreed purchase price, if any, such selling Committed Lender shall be released from its obligations hereunder to the extent of such assignment and such Purchasing Committed Lender shall for all purposes be a Committed Lender party hereto and shall have all the rights and obligations of a Committed Lender hereunder to the same extent as if it were an original party hereto. The amount of the Commitment of the selling Committed Lender allocable to such Purchasing Committed Lender shall be equal to the amount of the Commitment of the selling Committed Lender transferred regardless of the purchase price, if any, paid therefor. The Assignment and Acceptance shall be an amendment hereof only to the extent necessary to reflect the addition of such Purchasing Committed Lender as a “Committed Lender” and any resulting adjustment of the selling Committed Lender’s Commitment.
(c)    Assignments to Liquidity Providers and other Program Support Providers. Any Conduit Lender may at any time grant to one or more of its Liquidity Providers or other Program Support Providers, participating interests in its Loans. In the event of any such grant by such Conduit Lender of a participating interest to a Liquidity Provider or other Program Support Provider, such Conduit Lender shall remain responsible for the performance of its obligations hereunder. The Borrower agrees that each Liquidity Provider and Program Support Provider of any Conduit Lender hereunder shall be entitled to the benefits of Sections 2.12 and 2.13 (subject to the requirements and limitations therein and subject to such Participant’s compliance with the requirements of Section 2.14) and Article VIII.

(d)    Other Assignments by Conduit Lenders. Each party hereto agrees and consents (i) to any Conduit Lender’s assignment, participation, grant of security interests in or other transfers of any portion of, or any of its beneficial interest in, its Loans (or, in each case, any portion thereof), including without limitation to any collateral agent in connection with its commercial paper program and (ii) to the complete assignment by any Conduit Lender of all of its rights and obligations hereunder to any other Person, including any Affiliate of its Facility Agent, any Lender in its Lender Group or the Administrative Agent, and upon such assignment such Conduit Lender shall be released from all obligations and duties, if any, hereunder; provided, that such Conduit Lender may not, without the prior consent of its Committed Lenders and the Administrative Agent, make any such transfer of its rights hereunder unless the assignee (x) is a commercial paper conduit that (i) is principally engaged in the purchase of assets similar to the assets being purchased hereunder, (ii) has as its Facility Agent the Facility Agent or an Affiliate thereof of the assigning Conduit Lender, (iii) issues commercial paper or other notes with credit ratings substantially comparable to the ratings of the assigning Conduit Lender and (iv) has been consented to by the Borrower (provided, that (1) the consent of the Borrower shall not be unreasonably withheld or delayed, (2) no such consent shall be required if an Event of Termination has occurred and is continuing and (3) no such consent shall be required if such assignee (x) is another commercial paper conduit administered by the same Program Administrator or an Affiliate thereof) or (y) is a Committed Lender, Liquidity Provider or Program Support Provider for such Conduit Lender. Any assigning Conduit Lender shall deliver to any assignee an Assignment and Acceptance with any changes as have been approved by the parties thereto, duly executed by such Conduit Lender, assigning any portion of its Loans to its assignee. Such Conduit Lender shall promptly (i) notify each of the other parties hereto of such assignment and (ii) take all further action that the assignee reasonably requests in order to evidence the assignee’s right, title and interest in such interest in the its Loans, and to enable the assignee to exercise or enforce any rights of such Conduit Lender hereunder. Upon the assignment of any portion of its interest in its Loans, the assignee shall have all of the rights hereunder with respect to such interest (except that the Interest therefor shall thereafter accrue at the CP Rate determined with respect to the assigning Conduit Lender unless the Borrower, the related Facility Agent and the assignee shall have agreed upon a different Interest Rate).
(e)    Register. The Administrative Agent, acting as non-fiduciary agent for the Borrower (such agency being solely for Tax purposes) and each Affected Person and its successors and assigns (to the extent such Person has Loans or Interest owing thereto), shall maintain at an office of the Administrative Agent, a copy of each Assignment and Acceptance delivered to and accepted by it hereunder and a register for the names and addresses of the Lenders, the Commitment of each Lender Group and the aggregate outstanding Loans and Interest and other amounts owing to each Lender or other Affected Person from time to time (and such other Affected Person) (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Servicer, the Lenders, and such other Affected Persons shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, any Facility Agent and any Lender (and any such other Affected Person) at any reasonable time and from time to time upon reasonable prior notice. Each Lender (and each such other Affected Person) that assigns or transfers all or part of its Loans, shall be required to provide the Administrative Agent with notice of such assignment in order for such assignee’s interests in the Loans to be reflected in the Register. Each assignor may, in connection with any permitted assignment, disclose to the applicable assignee (that shall have agreed to be bound by Section 10.12) any information relating to any Originator, the Servicer, the Borrower, the Performance Guarantor or the Pool Receivables furnished to such assignor by or on behalf of such Originator, the Servicer, the Borrower, the Performance Guarantor, any Lender or the Administrative Agent.

(f)    Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to mean the successors and assigns of such party; all covenants, promises and agreements by or on behalf of any parties hereto that are contained in this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding the foregoing, neither of the Borrower or the Servicer may assign its rights or delegate its obligations hereunder or under any other Facility Document or any interest herein or under any other Facility Document, in each case, without the prior written consent of the Administrative Agent and each Facility Agent.
(g)    Enforcement By Agents. Without limiting any other rights that may be available under applicable Law, the rights of the Administrative Agent, each Facility Agent and each Lender may be enforced through it or by its agents.
(h)    Certain Pledges. Without limiting the right of any Lender to sell or grant interests, security interests or participations to any Person as otherwise described in this Section 10.03, any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement, any portion of its interest in its Loans to secure its obligations as a Lender hereunder, including any pledge or assignment to secure obligations to a Federal Reserve Bank, the United States Treasury, the Federal Deposit Insurance Corporation or a security trustee in connection with the funding by such Lender of Purchases without notice to or consent of the Borrower, the Performance Guarantor or any other Person; provided that no such pledge or grant of a security interest shall release such Lender from any of its obligations hereunder or substitute any such pledgee or grantee for such Lender as a party hereto.
SECTION 12.03. Additional Lender Groups. With the written consent of the Administrative Agent, upon the Borrower’s request, an additional Lender Group may be added to this Agreement at any time by the execution and delivery of a Joinder Agreement by the members of such proposed additional Lender Group, the Borrower, the Servicer, the Performance Guarantor, the Administrative Agent and each of the Facility Agents, which execution and delivery shall not be unreasonably refused by such parties. Upon the effective date of such Joinder Agreement, (i) each Person specified therein as a “Conduit Lender” shall become a party hereto as a Conduit Lender, entitled to the rights and subject to the obligations of a Conduit Lender hereunder, (ii) each Person specified therein as a “Committed Lender” shall become a party hereto as a Committed Lender, entitled to the rights and subject to the obligations of a Committed Lender hereunder, (iii) each Person specified therein as a “Facility Agent” shall become a party hereto as a Facility Agent, entitled to the rights and subject to the obligations of a Facility Agent hereunder, (iv) each Person specified therein as an “LC Issuer” shall become a party hereto as an LC Issuer, entitled to the rights and subject to the obligations of an LC Issuer hereunder, (v) the LC Sublimit shall be increased by an amount equal to the aggregate LC Commitments of the LC Issuers party to the Joinder Agreement, and (vi) the Facility Limit shall be increased by an amount equal to the aggregate Commitments of the Committed Lenders party to such Joinder Agreement.
SECTION 12.04. Consent to Jurisdiction.

(a)Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Agreement, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(b)Each of the Borrower and the Servicer consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to it at its address specified in Section 10.02. Nothing in this Section 10.05 shall affect the right of any Lender or the Administrative Agent to serve legal process in any other manner permitted by law.
SECTION 12.05. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY OTHER FACILITY DOCUMENT.
SECTION 12.06. Right of Setoff. Each Lender and each LC Issuer is hereby authorized (in addition to any other rights it may have) at any time any Borrower Obligation hereunder is due and payable, to set off, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by such Lender or such LC Issuer to, or for the account of, the Borrower against the amount of the Borrower Obligations owing by the Borrower to such Person.  Each Lender and each LC Issuer is hereby authorized (in addition to any other rights it may have) at any time that any payment obligation of the Servicer hereunder is due and payable, to set off, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by such Lender or such LC Issuer to, or for the account of, the Servicer against the amount of such obligations owing by the Servicer to such Person.
SECTION 12.07. Ratable Payments. If any Lender or any LC Issuer, whether by setoff or otherwise, has payment made to it with respect to any Borrower Obligations or obligation of the Servicer in a greater proportion than that received by any other Lender or any other LC Issuer entitled to receive a ratable share of such amount, such Lender or such LC Issuer, as applicable, agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Borrower Obligations or Servicer obligation held by the other Lenders or the other LC Issuers so that after such purchase each Lender will hold its ratable proportion of such Borrower Obligations or Servicer obligations, as applicable; provided that if all or any portion of such excess amount is thereafter recovered from such Lender or such LC Issuer, as applicable, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.
SECTION 12.08. Limitation of Liability.

(a)No claim may be made by any Transaction Party or any other Person against any Lender, any LC Issuer, any Facility Agent, the Administrative Agent or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any other Facility Document, or any act, omission or event occurring in connection herewith or therewith; and each of the Borrower and the Servicer hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.
(b)Notwithstanding anything to the contrary contained herein, the obligations of the Conduit Lenders under this Agreement are solely the corporate obligations of each such Conduit Lender and shall be payable only at such time as funds are actually received by, or are available to, such Conduit Lender in excess of funds necessary to pay in full all outstanding Commercial Paper Notes issued by such Conduit Lender and all other senior indebtedness owed by such Conduit Lender and, to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against such Conduit Lender. Each party hereto agrees that the payment of any claim (as defined in Section 101 of Title 11 of the Bankruptcy Code) of any such party shall be subordinated to the payment in full of all Commercial Paper Notes and all other senior indebtedness of such Conduit Lender.
(c)No recourse under any obligation, covenant or agreement of any Conduit Lender contained in this Agreement shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of such Conduit Lender or any of its Affiliates (solely by virtue of such capacity) by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely a corporate obligation of such Conduit Lender, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of any Conduit Lender or any of its Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of such Conduit Lender contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by any Conduit Lender of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Agreement; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.
SECTION 12.09. Costs, Expenses and Taxes.

(a)In addition to the rights of indemnification under Article VIII hereof, the Borrower agrees to pay to the Administrative Agent and each Facility Agent within ten (10) days after demand thereof (i) all reasonable costs and expenses incurred in connection with the periodic auditing of the Borrower and the Servicer pursuant to Section 5.01(c), 5.04(c) or 5.04(d) of this Agreement, (ii) all reasonable costs and expenses of the Administrative Agent and each Facility Agent in connection with the preparation, execution and delivery (including any requested amendments, waivers or consents) of this Agreement and the other documents to be delivered hereunder, including, without limitation, all pre-closing due diligence expenses and the reasonable fees and out-of-pocket expenses of special counsel for the Administrative Agent and each Facility Agent with respect thereto and with respect to advising the Administrative Agent and each Facility Agent and the related Lenders as to their respective rights and remedies under this Agreement, and the other agreements executed pursuant hereto and (iii) all costs and out-of-pocket expenses (including fees and expenses of outside counsel), incurred by the Administrative Agent and each Facility Agent in connection with any amendment to any of the Facility Documents after the Effective Date and the enforcement of this Agreement and the other agreements and documents to be delivered hereunder after the occurrence of an Event of Termination.
(b)In addition, the Borrower shall pay any fees (including, without limitation, UCC filing fees and any penalties associated with the late payment of any UCC filing fees) payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other agreements and documents to be delivered hereunder (including any UCC financing statements) and agrees to indemnify the Administrative Agent, the Facility Agents, the Lenders and the Liquidity Providers against any liabilities with respect to or resulting from any delay by the Borrower in paying or omission to pay fees.
SECTION 12.10. No Proceedings. The Borrower, the Servicer, each Lender, each LC Issuer, each Facility Agent and the Administrative Agent each hereby agrees that it will not institute against any Conduit Lender any proceeding of the type referred to in Section 7.01(e) until one year and one day after both (i) the last outstanding Commercial Paper Note issued by such Conduit Lender has been paid in full and (ii) all other senior indebtedness owed by such Conduit Lender has been paid in full.
SECTION 12.11. Confidentiality.
Each of the Borrower and the Servicer agrees (i) not to post to a website or publish or otherwise distribute to any other Person this Agreement and the other Facility Documents and (ii) to maintain the confidentiality of the information in this Agreement and the other Facility Documents relating to upfront fees and pricing in communications with third parties and otherwise; provided, that the Facility Documents and such information may be disclosed (a) to third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the Administrative and each Facility Agent; (b) as required by the rules of any stock exchange; (c) to legal counsel, accountants and auditors for the Borrower and the Performance Guarantor if such counsel, accountants and auditors agree to hold it confidential or are otherwise under a professional duty to maintain the confidentiality of such information, (d) as required or requested by Law, rule, regulation, court order, subpoena, or other legal process, as reasonably determined by the Borrower (which may be in consultation with its internal or external legal counsel) and (e) if required in connection with any litigation or dispute between the parties hereto (provided that the Borrower and the Servicer will use reasonable efforts to obtain confidential treatment for such information in connection with such litigation or dispute).
The Administrative Agent, the Facility Agents, the Lenders and the LC Issuers agree to maintain the confidentiality of the Facility Documents (including pricing hereunder and thereunder) and any other non-public information regarding the Performance Guarantor, the Borrower, the Originators, the Servicer

and their Affiliates; provided, that such information may be disclosed (i) to third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the Borrower and the Performance Guarantor; (ii) to legal counsel, accountants and auditors of the Facility Agents, the Lenders, the LC Issuers or the Administrative Agent if such counsel, accountants and auditors agree to hold it confidential or are otherwise under a professional duty to maintain the confidentiality of such information; (iii) to any assignee or participant or potential assignee or participant (if it agrees to abide by the terms of this Section 10.12); (iv) to any regulatory or governmental authorities having jurisdiction, or claiming to have jurisdiction, over the Administrative Agent, any Facility Agent, any Lender, any LC Issuer or any Participant, (v) as required or requested by law, rule, regulation, court order, subpoena, or other legal process, (vi) as required in connection with any litigation or dispute or in connection with the exercise of any rights or remedies under the Facility Documents (provided that the Administrative Agent, the Facility Agents, the Lender and the LC Issuers will use reasonable efforts to obtain confidential treatment for such information in connection with such litigation or dispute), (vii) to any nationally recognized statistical rating organization as contemplated by Section 17g-5 of the Securities Exchange Act of 1934, (viii) to investors in Commercial Paper Notes (including potential investors in Commercial Paper Notes) as required by regulatory authorities and (ix) to any Liquidity Providers, Program Support Providers or equity investors in any Conduit Lender who agree to keep it confidential.
SECTION 12.12. No Waiver; Remedies. No failure on the part of the Administrative Agent, any Facility Agent, any LC Issuer, any Lender or any Liquidity Provider to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
SECTION 12.13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN §5-1401 AND §5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO).
SECTION 12.14. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (including electronic PDF, Docusign, Adobe “fill and sign” or such other provider as specified in writing by the applicable party) shall be effective as delivery of a manually executed counterpart hereof and shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes.  The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  Notwithstanding the foregoing, if any party shall request manually signed counterpart signatures to this Agreement, each of the other parties hereby agrees to provide such manually signed signature pages as soon as commercially reasonable.
SECTION 12.15. Integration; Binding Effect; Survival of Termination. This Agreement and the other Facility Documents executed by the parties hereto on the date hereof contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until the Final Collection Date; provided, however, that the provisions of Section 2.12, 2.13, 2.14 and Article VIII and IX, and the provisions of Sections 10.05, 10.06, 10.09, 10.10, 10.11, 10.12 and 10.14 shall survive any termination of this Agreement.
SECTION 12.16. Patriot Act. Each Lender and LC Issuer hereby notifies the Borrower, each Originator, the Servicer and the Performance Guarantor that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each of the Borrower, each Originator, the Servicer and the Performance Guarantor, which information includes the name and address of each of the Borrower, each Originator, the Servicer and the Performance Guarantor and other information that will allow such Lender or LC Issuer to identify each of the Borrower, each Originator, the Servicer and the Performance Guarantor in accordance with the Patriot Act.
SECTION 12.17. Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in this Agreement or any other Facility Document, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Agreement or any other Facility Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
    (a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
    (b)    the effects of any Bail-In Action on any such liability, including, if applicable:
        (i)    a reduction in full or in part or cancellation of any such liability;

        (ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Facility Document; or

        (iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.
SECTION 12.18. Acknowledgement Regarding Any Supported QFCs. To the extent that the Facility Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Facility Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York or of the United States or any other state of the United States):
(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Facility Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Facility Documents were governed by the laws of the United States or a state of the United States.
(b)    As used in this Section 9.18, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:
(i)        a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, that are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
[Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
NRG RECEIVABLES LLC,
as Borrower

By: _______________________________
Name:
Title:

NRG RETAIL LLC,
as Servicer

By: _______________________________
Name:
Title:

Signature Page to Receivables Loan and Servicing Agreement

ROYAL BANK OF CANADA
as Administrative Agent, a Facility Agent and as a Committed Lender and as an LC Issuer

By: _______________________________
Name:
Title:

By: _______________________________
Name:
Title:

OLD LINE FUNDING, LLC, as a Conduit Lender,
as a Conduit Lender

By: _______________________________
Name:
Title:

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Facility Agent and as a Committed Lender and as an LC Issuer

By: _______________________________
Name:
Title:

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Lender

By: _______________________________
Name:
Title:

By: _______________________________
Name:
Title:

LA FAYETTE ASSET SECURITIZATION LLC, as a Conduit Lender

Signature Page to Receivables Loan and Servicing Agreement

By: _______________________________
Name:
Title:

By: _______________________________
Name:
Title:

MUFG BANK, LTD., as a Facility Agent and as a Committed Lender

By: _______________________________
Name:
Title:

GOTHAM FUNDING CORPORATION, as a Conduit Lender

By: _______________________________
Name:
Title:
Signature Page to Receivables Loan and Servicing Agreement

EXHIBIT A
FORM OF BORROWING REQUEST
[DATE]
To:    Royal Bank of Canada (“RBC”), as Administrative Agent and as Facility Agent
    Crédit Agricole Corporate and Investment Bank (“CACIB”), as Facility Agent
    MUFG Bank, Ltd. (“MUFG”), as Facility Agent

From:    NRG Receivables LLC (the “Borrower”)

Re:    Receivables Loan and Servicing Agreement, dated as of September 22, 2020 among the Borrower, NRG Retail LLC, as Servicer, the Persons from time to time party thereto as Conduit Lenders, the financial institutions from time to time party thereto as Committed Lenders, the Persons from time to time party thereto as Facility Agents, the Persons from time to time party thereto as LC Issuers and RBC, as Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”). Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

A. (i)
Pursuant to Section 2.02(a) of the Agreement, the undersigned hereby requests a Borrowing from each Lender Group in an aggregate amount equal to the following (which shall be at least $1,000,000, or integral multiples of $1,000,000 in excess thereof):
$

Lender Group (identified by related Facility Agent)	Dollar Amount of Borrowing
RBC	$
CACIB	$
MUFG	$
MIZUHO	$
SANTANDER	$
TRUIST	$
Total	$

(ii)	The requested Borrowing Date is:

(iii)	The Aggregate Principal Balance under the Agreement after giving effect to the requested Borrowing under (i) above will equal:	$

(iv)	The Aggregate Exposure Amount under the Agreement after giving effect to the requested Borrowing under (i) above will equal:	$

(v) If Conduit Lenders have declined to fund, the Borrower requests a Loan based on [Term SOFR Rate for a term of [___] months][the Base Rate].
(vi) The proceeds of the requested Borrowing are requested to be remitted to the following account of Borrower:

B.	As of the date hereof and the Borrowing Date of such Borrowing:

	(i)	The representations and warranties contained in Article IV of the Agreement are true and correct unless such representation and warranties by their terms refer to an earlier date, in which case they shall be correct on and as of such earlier date;

	(ii)	No event has occurred and is continuing, or would result from the Borrowing requested hereunder, that constitutes an Advance Suspension Event, an Event of Termination or a Potential Event of Termination; and

	(iii)	After giving effect to the requested Borrowing, no Borrowing Base Deficiency shall exist.

	(iv)	All other conditions precedent set forth in Section 3.02 of the Agreement have been satisfied.

The undersigned certifies that this Borrowing Request is correct in all material respects as of the date furnished.
NRG Receivables LLC
By:___________________________
Name:
Title:

EXHIBIT B
FORM OF LETTER OF CREDIT REQUEST
[DATE]
To:    Royal Bank of Canada (“RBC”), as Administrative Agent
    [ADDRESS FOR FACILITY AGENT OF APPLICABLE LC ISSUER]

From:    NRG Receivables LLC (the “Borrower”)

Re:    Receivables Loan and Servicing Agreement, dated as of September 22, 2020 among the Borrower, NRG Retail LLC, as Servicer, the Persons from time to time party thereto as Conduit Lenders, the financial institutions from time to time party thereto as Committed Lenders, the Persons from time to time party thereto as Facility Agents, the Persons from time to time party thereto as LC Issuers and RBC, as Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”). Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.
Each of the Administrative Agent and the related Facility Agent of the LC Issuer of the below described Letter of Credit is hereby notified of the following request for [the issuance of a Letter of Credit][the [amendment][extension] of an outstanding Letter of Credit]:
Letter of Credit
No.:1 LC
Issuer
Stated Amount:    $     2
Date of [Issuance][Amendment][Extension]:
Account Party:
Beneficiary:
Requested Expiration Date:
1 For a request for amendment or extension only.
2 Must be at least $1,000,000

Please provide the current form of the applicable LC Issuer’s Letter of Credit Application and deliver the requested Letter of Credit on the above-specified date to:
[Account Party]
[Account Party Address]
Attention: [Name]
Telephone No.: ( )
In connection with the [issuance][amendment][extension] of Letter of Credit to be made on the above listed “Date of [Issuance][Amendment] [Extension]” (the “Specified Date”), the Borrower hereby certifies that the following statements are true on the date hereof:
(i)     The representations and warranties contained in Article IV of the Agreement are true and correct unless such representation and warranties by their terms refer to an earlier date, in which case they shall be correct on and as of such earlier date;
(ii) No event has occurred and is continuing, or would result from the proposed [issuance][amendment][extension] of Letter of Credit, that will constitute an Advance Suspension Event, an Event of Termination or a Potential Event of Termination;
(iii) (1) the Termination Date has not occurred, (2) after giving effect to such [issuance][amendment][extension] of Letter of Credit to be made on the Specified Date, (A) no Borrowing Base Deficiency will exist, (B) the LC Obligations will not exceed the LC Sublimit as of the date of [issuance][amendment][extension] and (C) the portion of the LC Obligations attributable to Letters of Credit issued by the LC Issuer will not exceed its LC Commitment as of the date of [issuance][amendment][extension], and (3) All other conditions precedent set forth in Sections 2.04 and 3.02 of the Agreement have been satisfied.
The undersigned certifies that this Letter of Credit Request is correct in all material respects as of the date furnished.
NRG Receivables LLC
By:___________________________
Name:
Title:

EXHIBIT C
FORM OF MONTHLY REPORT
[Attached]

EXHIBIT D
FORM OF BORROWING BASE CERTIFICATE

[Attached]

EXHIBIT E
LIST OF OFFICES
804 Carnegie Center
Princeton, NJ 08540

910 Louisiana Street
Houston, TX 77002

EXHIBIT F
LIST OF PAYMENT PROCESSORS, DEPOSIT ACCOUNTS; DEPOSIT ACCOUNT BANKS; LOCK BOXES

Account Type	Deposit Account Bank	Account Number	Related Lock-Box (if any)
Deposit Account	The Bank of New York Mellon	901-2892	223688
Deposit Account	The Bank of New York Mellon	119-2420	120954
Deposit Account	The Bank of New York Mellon	119-2323	650475
Deposit Account	The Bank of New York Mellon	103-0682	121233
Deposit Account	The Bank of New York Mellon	103-9038	660305
Deposit Account	The Bank of New York Mellon	904-5336	N/A
Deposit Account	The Bank of New York Mellon	909-4787	650261
Deposit Account	The Bank of New York Mellon	908-9064	660133
Deposit Account	The Bank of New York Mellon	120-4275	660004
Deposit Account	The Bank of New York Mellon	910-4922	N/A
Designated Deposit Account	The Bank of New York Mellon	910-6688	N/A
Deposit Account	Citibank, N.A.	30716464	Deluxe 5112
Deposit Account	Citibank, N.A.	30833214	Deluxe 115 & 5002
Deposit Account	Citibank, N.A.	30833169	Deluxe 139
Deposit Account	JPMorgan Chase, N.A.	9101483999	32106 & 32179
Deposit Account	JPMorgan Chase, N.A.	304920169	N/A

Address(es) of Deposit Account Banks: 500 Ross St., Pittsburgh, PA 15262 with respect to The Bank of New York Mellon and 388 Greenwich Street, New York, NY 10013 with respect to Citibank, N.A. and 270 Park Ave, New York, NY 10017 with respect to JPMorgan Chase, N.A.

Payment Processors
Payment Processor	Address
Chase Paymentech, LLC	8181 Communications Pkwy, Bldg B, 5th Fl, Plano Texas 75024
Fiserv/CheckFree Pay	15 Sterling Drive, Wallingford, Connecticut 06492
Barri Money Services. LLC	9800 Centre Pkwy, Ste 700, Houston, Texas 77036
Fidelity Express	1301 Main Street, Sulphur Springs, Texas 75842
BNY Mellon Financial Corp	500 Ross Street, Pittsburgh, Pennsylvania 15262
Robinson Law Group	4203 Yoakum Blvd, Ste 310, Houston, Texas 77006
American Capital Recovery LLC	5220 Spring Valley Road, Suite 408, Dallas, Texas 75254
Credit Systems Intl.	1277 Country Club Lane, Ft. Worth, Texas 76112
Deluxe Corporation	801 S. Marquette Ave., Minneapolis, MN 55402

Credit Control, LLC	3300 Rider Trail S, Suite 500, Earth City, Missouri 63045
Greenberg, Grant & Richards Inc.	5858 Westheimer, Suite 500, Houston, Texas 77057
Mercantile Adjustment Bureau	165 Lawrence Bell Dr, Ste 100, Williamsville, New York 14221
Online Information Services	685 West Firetower Road, Winterville, North Carolina 28590
Penn Credit	2800 Commerce Drive, Harrisburg, Pennsylvania 17110
Transworld Systems Inc.	500 Virginia Dr, Ste 514, Fort Washington, Pennsylvania 19034
Torres Credit Services Inc.	27 Fairview Street, Suite 301, Carlisle, Pennsylvania 17015
Remitco/Deluxe	400 White Clay Center Drive, Newark, Delaware 19711
Brown Sims P.C.	1990 Post Oak Blvd, Ste 1800, Houston, Texas 77056
Archie Law PLLC	2000 Crawford St., Ste 845, Houston, Texas 77002
McDowell Heatherington	2000 E Lamar Blvd, #780, Arlington, Texas 76006
Mehaffy Weber	500 Dallas, Suite 2800 Houston, Texas 77002
ACI Worldwide	2811 Ponce de Leon Blvd, PH1, Coral Gables, Florida 33134
Citibank, N.A.	388 Greenwich St., New York, New York 10013
JPMorgan Chase, N.A.	270 Park Ave., New York, New York 10017

EXHIBIT G
LIST OF CLOSING DOCUMENTS
Attached

EXHIBIT H
FORM OF ASSIGNMENT AND ACCEPTANCE
Dated as of [Date]
Reference is made to the Receivables Loan and Servicing Agreement, dated as of September 22, 2020, among NRG Receivables LLC, as Borrower, NRG Retail LLC, as Servicer, the Persons from time to time party thereto as Conduit Lenders, the financial institutions from time to time party thereto as Committed Lenders, the Persons from time to time party thereto as Facility Agents, the financial institutions from time to time party thereto as LC Issuers and Royal Bank of Canada, as Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”). Terms defined in the Agreement are used herein with the same meaning.
[Assigning Lender] (the “Assignor”), [Assignee] (the “Assignee”) and [Assignor’s Facility Agent], in its capacity as Facility Agent for the Lender Group which includes the Assignor [and the Assignee] (in such capacity, the “Facility Agent”), hereby agree as follows:
1.    Purchase and Sale of Interest. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to all of the Assignor’s rights and obligations under the Agreement as of the date hereof (including, without limitation, its [Commitment] and all Loans, if any, or interests therein held by it) equal to the percentage (the “Percentage”) interest specified on the signature page hereto. After giving effect to such sale and assignment, [the Assignee will be a [Committed] [Conduit] Lender in the Lender Group that includes [__________] as the Facility Agent and] the Assignee’s [Commitment] will be as set forth in Section 2 of the signature page hereto. [As consideration for the sale and assignment contemplated in this Section 1, the Assignee shall pay to the Assignor on the Effective Date (as hereinafter defined) in immediately available funds an amount equal to $[__________], representing the purchase price payable by the Assignee for the interests in the transferred interest sold and assigned to the Assignee under this Section 1.]3
2.    Representations and Disclaimers of Assignor. The Assignor:
(a)    represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim;
(b)    makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Facility Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Facility Document or any other instrument or document furnished pursuant thereto; and
(c)    makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Originators, the Borrower, the Servicer or the Performance Guarantor, or the performance or observance by any such party of any of its respective obligations under the Facility Documents or any other instrument or document furnished pursuant thereto.
3.    Representations and Agreements of Assignee. The Assignee:
*    Include bracketed text if Assignor holds a portion of the Loans on the Effective Date.

(a)    confirms that it has received a copy of the Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.02(a) of the Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
(b)    agrees that it will, independently and without reliance upon the Administrative Agent, any Facility Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement;
(c)    [appoints and authorizes the Administrative Agent and [__________], as its Facility Agent, to take such action as agent on its behalf and to exercise such powers under the Agreement and the other Facility Documents as are delegated to the Administrative Agent and such Facility Agent, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto;]
(d)    agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement and this Assignment and Acceptance are required to be performed by it as a [Committed] [Conduit] Lender;
(e)    specifies as its address for notices the office set forth beneath its name on the signature pages hereof; and
(f)    represents that this Assignment and Acceptance has been duly authorized, executed and delivered by the Assignee pursuant to its [corporate] powers and constitutes the legal, valid and binding obligation of the Assignee.
4.    Effectiveness of Assignment. Following the execution of this Assignment and Acceptance by the Assignor, the Facility Agent, [and] the Assignee, [the Borrower and the Servicer,] it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date of this Assignment and Acceptance shall be the date of acceptance thereof by the Administrative Agent, unless otherwise specified in Section 3 of the signature page hereto (the “Effective Date”).
5.    Rights of the Assignee. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, [(i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a [Committed] [Conduit] Lender thereunder and hereunder and (ii)] the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement.
6.    Payments. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, all payments under the Agreement in respect of the interest assigned hereby (including, without limitation, all payments of fees with respect thereto) shall be made to the Assignee or the Assignee’s Facility Agent, for the benefit of the Assignee, in accordance with the Agreement. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Effective Date directly between themselves.
7.    GOVERNING LAW. THIS ASSIGNMENT AND ACCEPTANCE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE

LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).
IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Signature Page to
Assignment and Acceptance
Dated as of [Date]

Section 1.
Percentage:	________%
Section 2.
Assignee’s [Commitment] as of the Effective Date:	$_____________
Principal balance of Loans held by Assignee as of the Effective Date:	$_____________
Section 3.

Effective Date:[4]	__________, 20__
[NAME OF ASSIGNOR]
By: Name: Title:
[NAME OF ASSIGNEE]
By: Name: Title:
Address for Notices: [Insert]

Accepted this _____ day of _____________, 20__
ROYAL BANK OF CANADA, as Administrative Agent
By: Name: Title:

AGREED TO THIS ____ DAY OF ___________, 20___:
**This date should be no earlier than the date of acceptance by the Administrative Agent.

[NAME OF FACILITY AGENT],
as Facility Agent
By:
Name:
Title:

NRG RECEIVABLES LLC,
as Borrower

By:
Name:
Title:

NRG RETAIL LLC,
as Servicer

By:
Name:
Title:

[LC Issuers]

By:
Name:
Title:

EXHIBIT I
FORM OF JOINDER AGREEMENT
Reference is made to the Receivables Loan and Servicing Agreement, dated as of September 22, 2020, among NRG Receivables LLC, as Borrower, NRG Retail LLC, as Servicer, the Persons from time to time party thereto as Conduit Lenders, the financial institutions from time to time party thereto as Committed Lenders, the Persons from time to time party thereto as Facility Agents, the financial institutions from time to time party thereto as LC Issuers and Royal Bank of Canada, as Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”). To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Agreement.
[New Facility Agent] (the “New Facility Agent”), [New Conduit Lender(s)] (the “New Conduit Lender(s)”), [New Committed Lender(s)] (the “New Committed Lender(s)”) and [New LC Issuer] (the “New LC Issuer”; and together with the New Facility Agent, the New Conduit Lender(s) and the New Committed Lender(s), the “New Lender Group”) agree as follows:
1.    By execution and delivery of this Joinder Agreement and pursuant to Section 10.04 of the Agreement, the New Lender Group elects to become a “Lender Group” under the Agreement.
2.    The effective date (the “Effective Date”) of this Joinder Agreement shall be the later of (i) the date on which a fully executed copy of this Joinder Agreement is delivered to the Administrative Agent, (ii) the date of this Joinder Agreement [and (iii) the effective date of that certain assignment agreement of even date herewith between the [New Committed Lender] [New Conduit Lender] and [Name of [Committed] [Conduit] Lender Assignor]].
3.    By executing and delivering this Joinder Agreement, each of the New Facility Agent, the New Conduit Lender(s), the New Committed Lender(s) and the New LC Issuer confirms to and agrees with each other party to the Agreement that (i) it has received a copy of the Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement; (ii) it will, independently and without reliance upon the Administrative Agent, any other Facility Agent, any other Lender, any other LC Issuer or any of their respective Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement or any documents or agreements to be delivered thereunder; (iii) it appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers pursuant to Article IX of the Agreement; (iv) it will perform in accordance with their terms all of the obligations which by the terms of the Agreement and the documents or agreements to be delivered thereunder are required to be performed by it as a Facility Agent, a Conduit Lender, a Committed Lender or an LC Issuer, respectively; (v) its address for notices shall be the office set forth beneath its name on the signature pages of this Joinder Agreement; (vi) the Lender Group Limit for the New Lender Group shall be as set forth on the signature page hereto; and (vii) it is duly authorized to enter into this Joinder Agreement.
4.    On the Effective Date of this Joinder Agreement, each of the New Facility Agent, the New Conduit Lender(s), the New Committed Lender(s) and the New LC Issuer shall join in and be a party to the Agreement and, to the extent provided in this Joinder Agreement, shall have the rights and obligations of a Facility Agent, a Conduit Lender, a Committed Lender and an LC Issuer, respectively, under the Agreement. Schedule II to the Agreement shall be amended to incorporate the information set forth on Schedule I to this Joinder Agreement and Schedule II shall be amended to incorporate the notice addresses set forth on the signature pages to this Joinder Agreement.
5.    This Joinder Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
6.    THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION

5-1401 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).
7.    Each of the parties hereto hereby waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise between or among the parties hereto, or any of them, arising out of, connected with, related to, or incidental to the relationship between them in connection with this Joinder Agreement. Instead, any dispute resolved in court will be resolved in a bench trial without a jury.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective officers thereunto duly authorized, as of this [__] day of [________], [20__].
NEW CONDUIT LENDER(S):
[NAME(S)]
By:_______________________
Name:
Title:
Address for notices:
[Address]
NEW COMMITTED LENDER(S):
[NAME(S)]
By:_______________________
Name:
Title:
Address for notices:
[Address]

NEW FACILITY AGENT:
[NAME]
By:_______________________
Name:
Title:
Address for notices:
[Address]

NEW LC ISSUER:
[NAME]
By:_______________________
Name:
Title:
Address for notices:
[Address]

AGREED TO THIS ____ DAY OF ___________, 20___:
ROYAL BANK OF CANADA
as Administrative Agent
By:
Name:
Title:

[EACH FACILITY AGENT],
as a Facility Agent
By:
Name:
Title:

NRG RECEIVABLES LLC,
as Borrower

By:
Name:
Title:

NRG RETAIL LLC,
as Servicer

By:
Name:
Title:

SCHEDULE I
The [NEW FACILITY AGENT] Lender Group
Facility Agent:                        _______________________
Conduit Lender(s):                    _______________________
Committed Lender(s):                    _______________________
Commitment(s):                    Period 1 ________________
                            Period 2 ________________
                            Period 3 ________________
                            Period 4 ________________
                            Period 5 ________________
                            Period 6 ________________
                            Period 7 ________________
                            Period 8 ________________
                            Period 9 ________________
                            Period 10 _______________
                            Period 11 _______________
                            Period 12 _______________
LC Issuer:                        _______________________
LC Commitment:                    _______________________
Lender Group Limit:                    _______________________

EXHIBIT J

FORM OF PREPAYMENT NOTICE

[Date]
To:    Royal Bank of Canada (“RBC”), as Administrative Agent,
RBC, as a Facility Agent,
Crédit Agricole Corporate and Investment Bank, as a Facility Agent
MUFG Bank, Ltd., as a Facility Agent

From:    NRG Receivables LLC (the “Borrower”)

Re:    Receivables Loan and Servicing Agreement, dated as of September 22, 2020, among the Borrower, NRG Retail LLC, as Servicer, the Persons from time to time party thereto as Conduit Lenders, the financial institutions from time to time party thereto as Committed Lenders, the Persons from time to time party thereto as Facility Agents, the financial institutions from time to time party thereto as LC Issuers and RBC, as Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement"). Terms defined in the Agreement are used herein with the same meaning.

Pursuant to Section 2.05 of the Agreement, the undersigned hereby notifies each Facility Agent of its intent to make certain prepayments (which shall be made ratably among the Lenders based on the aggregate outstanding Principal Balance of the Loans held by each) as outlined below. This notice must be received no later than [•] (New York City time) [•] ([•]) Business Days prior to the date of such payment.
1.    The aggregate amount (which shall be at least $[•], or integral multiples of $[•] in excess thereof) of the prepayment is: $_____________

2.    The Loans to which such prepayment is to be applied are as follows:

Lender	Borrowing Date	Principal balance (before giving effect to prepayment)	Amount of Prepayment

3.    The Business Day upon which the undersigned shall make such prepayment is: ______________.

The undersigned hereby certifies that this prepayment notice is correct in all material respects as of the date so furnished.

                    NRG RECEIVABLES LLC

                    By:___________________________
                        Name:
                        Title:

EXHIBIT K
[RESERVED]

Exhibit L-1
FORM OF U.S. TAX COMPLIANCE CERTIFICATE

U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Receivables Loan and Servicing Agreement, dated as of September 22, 2020 (as amended, restated, supplemented or otherwise modified from time to time through the date hereof, the “Receivables Loan Agreement”), among NRG Receivables LLC, as Borrower (the “Borrower”); NRG Retail LLC, as initial Servicer; the various Lenders, LC Issuers and Facility Agents from time to time party thereto and Royal Bank of Canada, as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Receivables Loan Agreement.
Pursuant to the provisions of Section 2.14 of the Receivables Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Commitment(s) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate, the undersigned shall promptly so inform the Administrative Agent and the Borrower in writing and deliver promptly to Administrative Agent and the Borrower an updated certificate or other appropriate documentation (including any new documentation reasonably requested by the Administrative Agent or the Borrower) or promptly notify the Administrative Agent and the Borrower in writing of its legal ineligibility to do so, and (2) the undersigned shall have at all times furnished the Administrative Agent and the Borrower with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF FOREIGN LENDER]

By:
Name:
Title:
Date: __________ __, 20__

Exhibit L-2
FORM OF U.S. TAX COMPLIANCE CERTIFICATE

U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Receivables Loan and Servicing Agreement, dated as of September 22, 2020 (as amended, restated, supplemented or otherwise modified from time to time through the date hereof, the “Receivables Loan Agreement”), among NRG Receivables LLC, as Borrower (the “Borrower”); NRG Retail LLC, as initial Servicer; the various Lenders, LC Issuers and Facility Agents from time to time party thereto and Royal Bank of Canada, as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Receivables Loan Agreement.
Pursuant to the provisions of Section 2.14 of the Receivables Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate, the undersigned shall promptly so inform such Lender in writing and deliver promptly to such Lender an updated certificate or other appropriate documentation (including any new documentation reasonably requested by such Lender) or promptly notify such Lender in writing of its legal ineligibility to do so, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
[NAME OF PARTICIPANT]

By:
Name:
Title:
Date: __________ __, 20__

Exhibit L-3
FORM OF U.S. TAX COMPLIANCE CERTIFICATE

U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Receivables Loan and Servicing Agreement, dated as of September 22, 2020 (as amended, restated, supplemented or otherwise modified from time to time through the date hereof, the “Receivables Loan Agreement”), among NRG Receivables LLC, as Borrower (the “Borrower”); NRG Retail LLC, as initial Servicer; the various Lenders, LC Issuers and Facility Agents from time to time party thereto and Royal Bank of Canada, as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Receivables Loan Agreement.
Pursuant to the provisions of Section 2.14 of the Receivables Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) neither the undersigned nor any of its direct or indirect partners/members claiming the interest portfolio exemption (“Applicable Partners/Members”) is a bank within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its Applicable Partners/Members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (v) none of its Applicable Partners/Members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its Applicable Partners/Members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate, the undersigned shall promptly so inform such Lender in writing and deliver promptly to such Lender an updated certificate or other appropriate documentation (including any new documentation reasonably requested by such Lender) or promptly notify such Lender in writing of its legal ineligibility to do so and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF PARTICIPANT]

By:
Name:
Title:
Date: __________ __, 20__

Exhibit L-4
FORM OF U.S. TAX COMPLIANCE CERTIFICATE

U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Receivables Loan and Servicing Agreement, dated as of September 22, 2020 (as amended, restated, supplemented or otherwise modified from time to time through the date hereof, the “Receivables Loan Agreement”), among NRG Receivables LLC, as Borrower (the “Borrower”); NRG Retail LLC, as initial Servicer; the various Lenders, LC Issuers and Facility Agents from time to time party thereto and Royal Bank of Canada, as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Receivables Loan Agreement.
Pursuant to the provisions of Section 2.14 of the Receivables Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Commitment(s) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Commitment(s), (iii) neither the undersigned nor any of its direct or indirect partners/members claiming the portfolio interest exemption (“Applicable Partners/Members”) is a bank within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its Applicable Partners/Members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (v) none of its Applicable Partners/Members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its Applicable Partners/Members: (i) an IRS Form W-8BEN or W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing and deliver promptly to the Administrative Agent and the Borrower an updated certificate or other appropriate documentation (including any new documentation reasonably requested by the Administrative Agent or the Borrower) or promptly notify the Administrative Agent and the Borrower in writing of its legal ineligibility to do so, and (2) the undersigned shall have at all times furnished the Administrative Agent and the Borrower with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF FOREIGN LENDER]

By:
Name:
Title:
Date: __________ __, 20__

SCHEDULE I
LENDER GROUPS

Facility Agent	Conduit Lender(s)	Committed Lender	LC Issuer	Period	Commitment of Committed Lender, Lender Group Limit	LC Commitment
Royal Bank of Canada	Old Line Funding, LLC	Royal Bank of Canada	Royal Bank of Canada	1 2 3 4	$749,800,000 $749,800,000 $749,800,000 $749,800,000	$949,900,000 $949,900,000 $949,900,000 $949,900,000
				5	$619,400,000	$784,700,000
				6	$619,400,000	$784,700,000
				7	$619,400,000	$784,700,000
				8	$749,800,000	$949,900,000
				9	$749,800,000	$949,900,000
				10	$684,600,000	$867,300,000
				11	$619,400,000	$784,700,000
				12	$619,400,000	$784,700,000

Credit Agricole Corporate and Investment Bank	Atlantic Asset Securitization LLC and La Fayette Asset Securitization LLC	Credit Agricole Corporate and Investment Bank	Credit Agricole Corporate and Investment Bank	1 2 3 4	$450,800,000 $450,800,000 $450,800,000 $450,800,000	$450,800,000 $450,800,000 $450,800,000 $450,800,000
				5	$372,400,000	$372,400,000

				6	$372,400,000	$372,400,000
				7	$372,400,000	$372,400,000
				8	$450,800,000	$450,800,000
				9	$450,800,000	$450,800,000
				10	$411,600,000	$411,600,000
				11	$372,400,000	$372,400,000
				12	$372,400,000	$372,400,000

MUFG Bank, Ltd.	Gotham Funding Corporation	MUFG Bank, Ltd.		1 2 3 4	$200,100,000 $200,100,000 $200,100,000 $200,100,000
				5	$165,300,000
				6	$165,300,000
				7	$165,300,000
				8	$200,100,000
				9	$200,100,000
				10	$182,700,000
				11	$165,300,000
				12	$165,300,000

Mizuho Bank, Ltd.		Mizuho Bank, Ltd.	Mizuho Bank, Ltd.	1	$425,500,000	$425,500,000

			2	$425,500,000	$425,500,000
			3	$425,500,000	$425,500,000
			4	$425,500,000	$425,500,000
			5	$351,500,000	$351,500,000
			6	$351,500,000	$351,500,000
			7	$351,500,000	$351,500,000
			8	$425,500,000	$425,500,000
			9	$425,500,000	$425,500,000
			10	$388,500,000	$388,500,000
			11	$351,500,000	$351,500,000
			12	$351,500,000	$351,500,000

Truist Bank	Truist Bank	Truist Bank.	1	$174,800,000	$174,800,000
			2	$174,800,000	$174,800,000
			3	$174,800,000	$174,800,000
			4	$174,800,000	$174,800,000
			5	$144,400,000	$144,400,000
			6	$144,400,000	$144,400,000
			7	$144,400,000	$144,400,000
			8	$174,800,000	$174,800,000
			9	$174,800,000	$174,800,000
			10	$159,600,000	$159,600,000

			11	$144,400,000	$144,400,000
			12	$144,400,000	$144,400,000

Banco Santander, S.A.	Banco Santander, S.A. acting directly or through Banco Santander New York Branch	Banco Santander, S.A. acting directly or through Banco Santander New York Branch	1	$299,000,000	$299,000,000
			2	$299,000,000	$299,000,000
			3	$299,000,000	$299,000,000
			4	$299,000,000	$299,000,000
			5	$247,000,000	$247,000,000
			6	$247,000,000	$247,000,000
			7	$247,000,000	$247,000,000
			8	$299,000,000	$299,000,000
			9	$299,000,000	$299,000,000
			10	$273,000,000	$273,000,000
			11	$247,000,000	$247,000,000
			12	$247,000,000	$247,000,000

SCHEDULE II
NOTICE ADDRESSES